UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Balanced Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29
Tax Letter	32

HIGHLIGHTS

•	Bonds generated modestly positive performance for 2006

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Fed paused rate hike cycle in the latter half of 2006, triggering a rally in the markets

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Balanced Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Cooling economy encourages bond market

Overall, bonds generated modestly positive performance for 2006. The Lehman Brothers Aggregate Bond Index posted a total return of 4.33% for the year, up from 2.43% in 2005. This marks the seventh-consecutive year of positive returns for the Lehman Brothers Aggregate Bond Index. Spread sectors outperformed Treasuries during the year, with corporate bonds leading the way. The credit sector advanced on record-low defaults, sound corporate fundamentals and positive earnings growth.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$98,291,923
Primary Benchmarks	S&P 500 Index, Lehman Brothers Intermediate Government/Credit Bond Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital, returned 10.98% (Class 1 Shares) over the 12 months ended December 31, 2006.* This compares to the 15.80% return for the S&P 500 Index, the Portfolio’s equity benchmark, and the 4.08% return for the Lehman Brothers Intermediate Government/Credit Bond Index, the Portfolio’s fixed income benchmark, over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	On the equity side, 2006 was driven by fundamentals. The quintile ranking system, which estimates the worth of individual firms (i.e., the Portfolio would underweight or not own those stocks in the more expensive quintiles), utilized in equities proved fairly balanced. The markets rewarded low-security valuations and had a bias toward large-capitalization stocks. For the year, the majority of the Portfolio’s positive performance was driven by stock selection in the retail and software and services sectors. Specific holdings positively affecting performance included department store chain Kohl’s Corporation, investment bank Lazard Ltd. and power company Northeast Utilities. On the negative side, stock selection in the telecommunications and media sectors hurt returns. Holdings that detracted from performance included online marketplace eBay Inc., cable operator Comcast Corporation and oilfield services company Schlumberger Limited.

We continued to employ the same fixed income strategy since the Portfolio’s inception, which included holding an overweight position in mortgage-backed securities, specifically well-structured collateralized mortgage obligations (CMOs). We maintained an underweight in the corporate and agency sectors. In the corporate sector, we continued to be biased toward financial credits as well as higher-rated credit, which served well during the year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Balanced Portfolio invests in a combination of equity, fixed income and money market instruments. In equities, high-quality, undervalued names were given the largest portfolio weights, a strategy that worked well during 2006. In fixed income, the Portfolio continued its bias toward strong credit quality names, helping to minimize individual security risk. Further, a research style that emphasizes individual security analysis rather than large macro bets provided for low turnover.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

General Electric Co.	2.3%
Exxon Mobil Corp.	2.3
Citigroup, Inc.	1.9
Bank of America Corp.	1.7
Proctor & Gamble Co.	1.6
Microsoft Corp.	1.6
Altria Group, Inc.	1.5
Morgan Stanley	1.0
Wells Fargo & Co.	0.9
Abbott Laboratories	0.9

PORTFOLIO COMPOSITION**

Financials	18.9%
Collateralized Mortgage Obligations	11.3
U.S. Treasury Obligations	10.6
Information Technology	9.4
Health Care	7.3
Industrials	7.3
Consumer Discretionary	7.0
Energy	6.1
Consumer Staples	5.5
Telecommunication Services	3.1
Utilities	2.8
Materials	2.2
Mortgage Pass-Through Securities	1.9
U.S. Government Agency Securities	1.7
Asset-Backed Securities	1.2
Other (Less than 1.0%)	0.7
Short-Term Investments	2.9
Investments of Cash Collateral for Securities on Loan	12.6

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	10.98%	4.48%	6.81%

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers Intermediate Government/Credit Bond Index, and the Lipper Balanced Funds Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index representing the performance of U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The Lipper Balanced Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 60.4%
	Aerospace & Defense — 1.7%
5,160	Goodrich Corp. (c)	235,038
10,500	Honeywell International, Inc.	475,020
5,100	Northrop Grumman Corp.	345,270
9,980	United Technologies Corp.	623,950
		1,679,278
	Auto Components — 0.5%
5,770	Johnson Controls, Inc.	495,758
	Beverages — 0.6%
11,270	Coca-Cola Co. (The)	543,778
1,300	Coca-Cola Enterprises, Inc.	26,546
		570,324
	Biotechnology — 0.9%
11,520	Amgen, Inc. (a)	786,931
3,030	MedImmune, Inc. (a)	98,081
1,000	Vertex Pharmaceuticals, Inc. (a) (c)	37,420
		922,432
	Capital Markets — 2.5%
600	Bank of New York Co., Inc. (The)	23,622
2,200	E*Trade Financial Corp. (a)	49,324
3,900	Franklin Resources, Inc.	429,663
1,200	Goldman Sachs Group, Inc.	239,220
1,012	Lazard Ltd., Class A (Bermuda)	47,908
12,290	Morgan Stanley	1,000,775
7,120	State Street Corp.	480,173
11,920	TD AMERITRADE Holding Corp. (c)	192,865
		2,463,550
	Chemicals — 1.2%
800	Air Products & Chemicals, Inc.	56,224
2,000	Dow Chemical Co. (The)	79,880
7,590	Praxair, Inc.	450,315
12,060	Rohm & Haas Co. (c)	616,507
		1,202,926
	Commercial Banks — 2.7%
200	Associated Banc-Corp. (c)	6,976
100	BB&T Corp.	4,393
3,400	Comerica, Inc.	199,512
100	First Horizon National Corp. (c)	4,178
4,890	Marshall & Ilsley Corp.	235,258
3,890	SunTrust Banks, Inc.	328,510
6,710	TCF Financial Corp. (c)	183,988
20,090	U.S. Bancorp	727,057
1,600	Wachovia Corp.	91,120
25,780	Wells Fargo & Co.	916,737
		2,697,729
	Communications Equipment — 2.6%
26,340	Cisco Systems, Inc. (a)	719,872
26,370	Corning, Inc. (a)	493,383
4,400	Juniper Networks, Inc. (a)	83,336
18,090	Motorola, Inc.	371,930
22,310	QUALCOMM, Inc.	843,095
8,780	Tellabs, Inc. (a)	90,083
		2,601,699
	Computers & Peripherals — 2.0%
2,980	Apple Computer, Inc. (a)	252,823
700	Dell, Inc. (a)	17,563
9,750	EMC Corp. (a)	128,700
16,780	Hewlett-Packard Co.	691,168
8,370	International Business Machines Corp.	813,146
500	NCR Corp. (a)	21,380
16,200	Sun Microsystems, Inc. (a)	87,804
		2,012,584
	Consumer Finance — 0.1%
1,500	American Express Co.	91,005
500	Capital One Financial Corp.	38,410
		129,415
	Diversified Financial Services — 4.2%
31,739	Bank of America Corp.	1,694,545
10,520	CIT Group, Inc.	586,701
33,530	Citigroup, Inc.	1,867,621
		4,148,867
	Diversified Telecommunication Services — 1.7%
22,410	AT&T, Inc.	801,157
23,240	Verizon Communications, Inc.	865,458
		1,666,615
	Electric Utilities — 1.4%
6,400	American Electric Power Co., Inc.	272,512
14,830	Edison International	674,468
5,700	Northeast Utilities (c)	160,512
18,100	Sierra Pacific Resources (a)	304,623
		1,412,115
	Electrical Equipment — 0.1%
1,300	Rockwell Automation, Inc.	79,404

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.0%
3,800	Baker Hughes, Inc.	283,708
2,000	BJ Services Co. (c)	58,640
6,300	Halliburton Co.	195,615
3,360	Schlumberger Ltd.	212,218
5,410	Weatherford International Ltd. (a)	226,084
		976,265
	Food & Staples Retailing — 1.1%
5,490	CVS Corp.	169,696
7,420	Safeway, Inc.	256,435
2,610	SUPERVALU, Inc. (c)	93,307
9,930	SYSCO Corp.	365,027
3,700	Wal-Mart Stores, Inc.	170,866
		1,055,331
	Food Products — 0.5%
3,900	Kellogg Co.	195,234
5,500	Kraft Foods, Inc., Class A (c)	196,350
2,600	Wm. Wrigley, Jr., Co.	134,472
		526,056
	Health Care Equipment & Supplies — 0.6%
13,240	Baxter International, Inc.	614,204
300	Medtronic, Inc.	16,053
		630,257
	Health Care Providers & Services — 1.6%
4,940	Aetna, Inc.	213,309
600	Cigna Corp.	78,942
5,300	McKesson Corp.	268,710
2,420	Medco Health Solutions, Inc. (a)	129,325
4,260	UnitedHealth Group, Inc.	228,890
8,660	WellPoint, Inc. (a)	681,455
		1,600,631
	Hotels, Restaurants & Leisure — 0.7%
3,560	Carnival Corp.	174,618
6,710	Hilton Hotels Corp. (c)	234,179
2,500	McDonald’s Corp.	110,825
1,200	Starwood Hotels & Resorts Worldwide, Inc.	75,000
2,650	Wyndham Worldwide Corp. (a)	84,853
		679,475
	Household Durables — 0.4%
800	Centex Corp. (c)	45,016
900	Lennar Corp., Class A	47,214
100	Mohawk Industries, Inc. (a) (c)	7,486
8,180	Toll Brothers, Inc. (a) (c)	263,641
		363,357
	Household Products — 1.6%
24,147	Procter & Gamble Co.	1,551,928
	Industrial Conglomerates — 2.4%
61,520	General Electric Co.	2,289,159
500	Textron, Inc.	46,885
		2,336,044
	Insurance — 2.6%
7,460	AMBAC Financial Group, Inc.	664,462
2,300	American International Group, Inc.	164,818
1,800	Assurant, Inc.	99,450
900	Chubb Corp.	47,619
13,700	Genworth Financial, Inc.	468,677
5,330	Hartford Financial Services Group, Inc.	497,342
4,000	MBIA, Inc. (c)	292,240
200	Progressive Corp. (The)	4,844
1,400	Protective Life Corp.	66,500
1,200	Prudential Financial, Inc.	103,032
2,390	RenaissanceRe Holdings Ltd. (Bermuda)	143,400
		2,552,384
	Internet & Catalog Retail — 0.0% (g)
100	Expedia, Inc. (a) (c)	2,098
	Internet Software & Services — 1.3%
6,000	eBay, Inc. (a)	180,420
1,640	Google, Inc., Class A (a)	755,187
13,490	Yahoo!, Inc. (a)	344,535
		1,280,142
	IT Services — 0.3%
1,800	Affiliated Computer Services, Inc., Class A (a)	87,912
2,400	Automatic Data Processing, Inc.	118,200
900	Computer Sciences Corp. (a)	48,033
1,450	Infosys Technologies Ltd. ADR (India) (c)	79,112
		333,257
	Machinery — 1.0%
1,200	Caterpillar, Inc.	73,596
3,750	Danaher Corp.	271,650
4,920	Eaton Corp.	369,689

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
1,700	Illinois Tool Works, Inc.	78,523
5,000	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	195,650
		989,108
	Media — 1.9%
4,300	CBS Corp., Class B	134,074
8,180	Comcast Corp., Class A (a)	346,259
800	DIRECTV Group, Inc. (The) (a)	19,952
4,900	E.W. Scripps Co., Class A	244,706
700	EchoStar Communications Corp., Class A (a)	26,621
5,000	Gannett Co., Inc.	302,300
800	New York Times Co., Class A (c)	19,488
20,280	News Corp., Class A	435,615
700	Viacom, Inc., Class B (a)	28,721
8,030	Walt Disney Co.	275,188
		1,832,924
	Metals & Mining — 0.7%
3,800	Alcan, Inc. (Canada)	185,212
10,600	Alcoa, Inc.	318,106
2,100	United States Steel Corp.	153,594
		656,912
	Multi-Utilities — 0.9%
8,400	CMS Energy Corp. (a)	140,280
5,440	DTE Energy Co.	263,350
700	SCANA Corp.	28,434
18,740	Xcel Energy, Inc. (c)	432,145
		864,209
	Multiline Retail — 1.5%
600	Family Dollar Stores, Inc.	17,598
5,070	J.C. Penney Co., Inc.	392,215
7,210	Kohl’s Corp. (a)	493,381
9,220	Target Corp.	526,001
		1,429,195
	Oil, Gas & Consumable Fuels — 4.7%
4,900	Anadarko Petroleum Corp.	213,248
2,750	Apache Corp.	182,903
100	Chesapeake Energy Corp. (c)	2,905
2,800	Chevron Corp.	205,884
11,000	ConocoPhillips	791,450
4,550	Devon Energy Corp.	305,214
29,330	Exxon Mobil Corp.	2,247,558
3,400	Marathon Oil Corp.	314,500
5,240	Occidental Petroleum Corp.	255,869
500	Valero Energy Corp.	25,580
1,900	XTO Energy, Inc.	89,395
		4,634,506
	Paper & Forest Products — 0.1%
1,600	Weyerhaeuser Co.	113,040
	Personal Products — 0.1%
2,110	Avon Products, Inc.	69,714
	Pharmaceuticals — 4.2%
18,680	Abbott Laboratories	909,903
200	Eli Lilly & Co.	10,420
3,000	Johnson & Johnson	198,060
20,540	Merck & Co., Inc.	895,544
7,300	Pfizer, Inc.	189,070
32,070	Schering-Plough Corp.	758,135
4,480	Sepracor, Inc. (a) (c)	275,878
17,830	Wyeth	907,904
		4,144,914
	Real Estate Investment Trusts (REITs) — 0.7%
4,140	Apartment Investment & Management Co.	231,923
1,000	Boston Properties, Inc.	111,880
100	Brandywine Realty Trust	3,325
2,200	Global Signal, Inc.	115,874
1,700	Hospitality Properties Trust (c)	80,801
2,500	Host Hotels & Resorts, Inc. (c)	61,375
700	Mack-Cali Realty Corp.	35,700
1,200	ProLogis	72,924
		713,802
	Road & Rail — 1.1%
300	Burlington Northern Santa Fe Corp.	22,143
12,920	CSX Corp.	444,836
11,380	Norfolk Southern Corp.	572,300
		1,039,279
	Semiconductors & Semiconductor Equipment — 1.0%
1,100	Altera Corp. (a)	21,648
600	Intel Corp.	12,150
600	Intersil Corp., Class A	14,352
400	KLA-Tencor Corp.	19,900
12,930	Linear Technology Corp.	392,037
3,900	LSI Logic Corp. (a)	35,100
3,090	Marvell Technology Group Ltd. (Bermuda) (a)	59,297
100	Maxim Integrated Products, Inc.	3,062
700	PMC-Sierra, Inc. (a) (c)	4,697
200	Texas Instruments, Inc.	5,760

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
15,470	Xilinx, Inc.	368,341
		936,344
	Software — 2.1%
51,920	Microsoft Corp.	1,550,331
26,980	Oracle Corp. (a)	462,437
		2,012,768
	Specialty Retail — 0.9%
2,575	Abercrombie & Fitch Co.	179,297
2,390	Advance Auto Parts, Inc.	84,989
600	Best Buy Co., Inc.	29,514
3,500	Circuit City Stores, Inc.	66,430
1,200	Home Depot, Inc.	48,192
2,100	Lowe’s Cos., Inc.	65,415
14,810	Staples, Inc.	395,427
700	TJX Cos., Inc.	19,964
		889,228
	Textiles, Apparel & Luxury Goods — 0.5%
8,700	Coach, Inc. (a)	373,752
1,500	Nike, Inc., Class B	148,545
		522,297
	Thrifts & Mortgage Finance — 0.6%
5,200	Countrywide Financial Corp.	220,740
100	Fannie Mae	5,939
200	Freddie Mac	13,580
5,860	MGIC Investment Corp.	366,484
200	Washington Mutual, Inc. (c)	9,098
		615,841
	Tobacco — 1.5%
16,660	Altria Group, Inc.	1,429,761
	Trading Companies & Distributors — 0.1%
1,300	WW Grainger, Inc.	90,922
	Wireless Telecommunication Services — 0.5%
24,680	Sprint Nextel Corp.	466,205
	Total Common Stocks (Cost $51,276,019)	59,420,890

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Asset-Backed Securities — 1.2%
225,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	221,565
	Capital One Multi-Asset Execution Trust,
25,000	Series 2003-B5, 4.79%, 08/15/13	24,565
100,000	Series 2005-A2, Class A2, 4.05%, 02/15/11	98,579
75,000	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	74,792
128,183	Carmax Auto Owner Trust, Series 2005-1, Class A3, 4.13%, 05/15/09	127,466
80,450	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	79,477
71,688	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	71,413
125,000	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08	123,542
100,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	98,364
8,496	Onyx Acceptance Grantor Trust, Series 2004-B, Class A3, 3.09%, 09/15/08	8,488
	WFS Financial Owner Trust,
155,273	Series 2003-2, Class A4, 2.41%, 12/20/10	154,060
88,155	Series 2003-4, Class A4, 3.15%, 05/20/11	87,055
	Total Asset-Backed Securities (Cost $1,182,591)	1,169,366
	Commercial Mortgage-Backed Securities — 0.2%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47 (Cost $180,572)	179,100
	Collateralized Mortgage Obligations — 11.3%
	Agency CMO — 10.5%
	Federal Home Loan Mortgage Corp.
22,040	Series 85, Class C, 8.60%, 01/15/21	23,066
106,516	Series 168, Class G, 6.50%, 07/15/21	106,122
13,603	Series 189, Class D, 6.50%, 10/15/21	13,537
24,919	Series 1047, Class H, 6.00%, 02/15/21	24,871
13,730	Series 1062, Class H, 6.50%, 04/15/21	13,704
13,038	Series 1116, Class I, 5.50%, 08/15/21	13,013
29,640	Series 1120, Class L, 8.00%, 07/15/21	29,617
24,428	Series 1191, Class E, 7.00%, 01/15/22 (m)	24,436
6,840	Series 1240, Class M, 6.50%, 02/15/22	6,838
54,652	Series 1254, Class N, 8.00%, 04/15/22	54,551
5,436	Series 1610, Class PM, 6.25%, 04/15/22	5,427
250,000	Series 1617, Class PM, 6.50%, 11/15/23	256,245
36,916	Series 1668, Class D, 6.50%, 02/15/14	37,565
72,486	Series 1708, Class E, 6.00%, 03/15/09	72,537
115,183	Series 1710, Class GH, 8.00%, 04/15/24	119,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
178,000	Series 1714, Class K, 7.00%, 04/15/24	183,168
25,709	Series 1753, Class D, 8.50%, 09/15/24	26,831
13,719	Series 1819, Class E, 6.00%, 02/15/11	13,743
176,727	Series 1843, Class Z, 7.00%, 04/15/26	181,975
273,255	Series 2115, Class PE, 6.00%, 01/15/14 (m)	276,468
14,456	Series 2136, Class PE, 6.00%, 01/15/28	14,440
94,105	Series 2178, Class PB, 7.00%, 08/15/29	96,527
162,808	Series 2388, Class VD, 6.00%, 08/15/19	162,856
131,826	Series 2391, Class QR, 5.50%, 12/15/16	132,170
347,011	Series 2394, Class MC, 6.00%, 12/15/16 (m)	351,690
413,202	Series 2405, Class JF, 6.00%, 01/15/17 (m)	418,794
177,637	Series 2425, Class OB, 6.00%, 03/15/17	180,133
5,525	Series 2433, Class NG, 6.50%, 01/15/31	5,525
200,000	Series 2455, Class GK, 6.50%, 05/15/32	205,596
358,070	Series 2457, Class PE, 6.50%, 06/15/32	363,557
376,800	Series 2473, Class JZ, 6.50%, 07/15/32	385,923
1,472	Series 2501, Class AG, 5.00%, 01/15/16	1,470
650,000	Series 2522, Class GD, 5.50%, 11/15/17 (m)	651,402
206,384	Series 2557, Class WJ, 5.00%, 07/15/14	205,285
234,047	Series 2636, Class Z, 4.50%, 06/15/18	219,912
2,169	Series 2643, Class KG, 4.00%, 05/15/18	2,165
291,466	Series 2651, Class VZ, 4.50%, 07/15/18	273,731
250,000	Series 2701, Class OD, 5.00%, 09/15/18	247,788
137,123	Series 2756, Class NA, 5.00%, 02/15/24	133,664
200,000	Series 2764, Class UC, 5.00%, 05/15/27	198,143
150,000	Series 2809, Class UB, 4.00%, 09/15/17	141,489
400,000	Series 3085, Class PR, 5.50%, 02/15/33	397,921
210,825	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	214,875
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
172,000	Series 13, Class LL, 6.85%, 06/25/23	176,304
213,166	Series 31, Class Z, 8.00%, 04/25/24	227,369
	Federal National Mortgage Association,
81,069	Series 1988-4, Class Z, 9.25%, 03/25/18	86,277
15,026	Series 1989-21, Class G, 10.45%, 04/25/19	16,187
64,554	Series 1989-37, Class G, 8.00%, 07/25/19	68,635
12,153	Series 1989-86, Class E, 8.75%, 11/25/19	13,022
17,605	Series 1990-30, Class E, 6.50%, 03/25/20	18,092
28,847	Series 1990-105, Class J, 6.50%, 09/25/20	29,614
18,979	Series 1991-129, Class G, 8.75%, 09/25/21	20,271
1,433	Series 1992-18, Class ZH, 7.50%, 03/25/07	1,431
1,672	Series 1992-151, Class H, 6.00%, 08/25/07	1,668
60,591	Series 1993-119, Class H, 6.50%, 07/25/23	62,064
22,937	Series 1993-135, Class PG, 6.25%, 07/25/08	22,885
178,450	Series 1993-140, Class J, 6.65%, 06/25/13	179,613
19,679	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	20,096
107,921	Series 1993-225, Class UB, 6.50%, 12/25/23	110,861
11,374	Series 1994-22, Class C, 5.00%, 12/25/23	11,328
252,000	Series 1994-81, Class LL, 7.50%, 02/25/24	264,296
686,065	Series 1997-42, Class PG, 7.00%, 07/18/12	702,104
6,363	Series 1997-49, Class B, 10.00%, 06/17/27	7,017
96,069	Series 1998-66, Class B, 6.50%, 12/25/28	98,533
50,182	Series 2002-7, Class QM, 6.00%, 02/25/20	50,062
250,000	Series 2002-18, Class PC, 5.50%, 04/25/17	251,392
125,058	Series 2002-19, Class PE, 6.00%, 04/25/17	126,637
300,000	Series 2002-24, Class AJ, 6.00%, 04/25/17	304,945
18,591	Series 2002-41, Class VB, 6.00%, 10/25/20	18,550
14,932	Series 2002-56, Class VD, 6.00%, 04/25/20	14,903
350,000	Series 2003-47, Class PE, 5.75%, 06/25/33	346,670
150,000	Series 2003-55, Class CD, 5.00%, 06/25/23	143,553
250,000	Series 2003-83, Class PG, 5.00%, 06/25/23	242,462
150,000	Series 2003-86, Class PX, 4.50%, 02/25/17	145,746
15,098	Series G-29, Class O, 8.50%, 09/25/21	15,734
11,637	Government National Mortgage Association, Series 1995-4, Class CQ, 8.00%, 06/20/25	12,313
		10,298,676
	Non-Agency CMO — 0.8%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	75,664
143,592	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	140,782
52,854	First Horizon Mortgage Pass-Through Securities, Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	52,461
54,409	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	53,899
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	88,723
	Wells Fargo Mortgage Backed Securities Trust,
110,869	Series 2004-7, Class 2A2, 5.00%, 07/25/19	108,513
107,005	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	105,563
175,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	169,462
		795,067
	Total Collateralized Mortgage Obligations (Cost $11,159,389)	11,093,743

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 9.2%
	Airlines — 0.1%
70,000	Continental Airlines, Inc., Series 1999-2, Class A2, 7.06%, 09/15/09	71,929
	Automobiles — 0.1%
70,000	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	72,615
	Capital Markets — 1.3%
75,000	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14	76,135
570,000	Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12 (c)	599,030
200,000	Goldman Sachs Group LP, 7.20%, 03/01/07 (e)	200,557
200,000	Goldman Sachs Group, Inc., 4.75%, 07/15/13	193,058
100,000	Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	105,659
100,000	Morgan Stanley, 6.75%, 04/15/11	105,697
		1,280,136
	Chemicals — 0.1%
120,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	130,999
	Commercial Banks — 1.3%
100,000	Bank of America Corp., 7.13%, 10/15/11	107,623
100,000	Branch Banking & Trust Co., 4.88%, 01/15/13	97,298
150,000	FleetBoston Financial Corp., 7.38%, 12/01/09	158,338
100,000	Marshall & Ilsley Corp., 4.38%, 08/01/09	97,805
110,000	National City Corp., 4.90%, 01/15/15	105,402
125,000	SunTrust Banks, Inc., 5.00%, 09/01/15	121,286
25,000	UnionBanCal Corp., 5.25%, 12/16/13	24,537
300,000	Wachovia Corp., 6.61%, 10/01/25	320,224
125,000	Wells Fargo & Co., 3.13%, 04/01/09	119,545
160,000	Wells Fargo Bank N.A., 7.55%, 06/21/10	171,486
		1,323,544
	Commercial Services & Supplies — 0.1%
75,000	Pitney Bowes, Inc., 3.88%, 06/15/13	68,651
	Computers & Peripherals — 0.1%
80,000	International Business Machines Corp., 4.38%, 06/01/09	78,624
	Construction Materials — 0.1%
60,000	Hanson Australia Funding Ltd. (Australia), 5.25%, 03/15/13	58,517
	Consumer Finance — 0.9%
75,000	American Express Credit Corp., 3.00%, 05/16/08	72,792
	American General Finance Corp.,
120,000	Series H, 4.00%, 03/15/11	113,929
65,000	Series I, 4.63%, 05/15/09	63,974
30,000	Ford Motor Credit Co., 7.38%, 02/01/11	29,698
350,000	HSBC Finance Corp., 8.00%, 07/15/10	380,204
50,000	International Lease Finance Corp., 5.00%, 04/15/10	49,449
150,000	John Deere Capital Corp., 3.63%, 5/25/07,	148,957
		859,003
	Diversified Financial Services — 1.3%
135,000	Caterpillar Financial Services Corp., Series F, 4.50%, 09/01/08	133,290
75,000	CIT Group, Inc., 7.38%, 04/02/07 (c)	75,357
590,000	Citigroup, Inc., 5.00%, 09/15/14	576,074
400,000	General Electric Capital Corp., 8.63%, 06/15/08	417,813
75,000	Textron Financial Corp., 4.60%, 05/03/10	73,498
		1,276,032
	Diversified Telecommunication Services — 0.8%
75,000	BellSouth Corp., 6.00%, 10/15/11	76,948
80,000	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	89,281
60,000	Deutsche Telekom International Finance BV (Netherlands), 8.00%, 06/15/10	64,970
30,000	France Telecom S.A. (France), 7.75%, 03/01/11	32,678
300,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	318,461
200,000	Southwestern Bell Telephone, Series C, 5.98%, 10/22/07	200,711
50,000	Sprint Capital Corp., 7.63%, 01/30/11	53,535
		836,584
	Electric Utilities — 0.2%
50,000	Carolina Power & Light Co., 5.13%, 09/15/13	49,155
40,000	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	40,095
100,000	Exelon Corp., 6.75%, 05/01/11	104,452
50,000	PSEG Power LLC, 7.75%, 04/15/11	54,025
		247,727
	Food & Staples Retailing — 0.1%
50,000	Kroger Co., 8.05%, 02/01/10	53,498
100,000	Wal-Mart Stores, Inc., 4.13%, 02/15/11	96,185
		149,683
	Insurance — 0.4%
50,000	ACE INA Holdings, Inc., 5.88%, 06/15/14	50,960
175,000	Allstate Corp. (The), 6.13%, 02/15/12 (c)	181,267
100,000	American International Group, Inc., 2.88%, 05/15/08	96,752

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
75,000	Protective Life Secured Trust, 4.00%, 04/01/11	71,387
		400,366
	Media — 0.5%
100,000	Comcast Cable Communications, Inc., 6.88%, 06/15/09	103,445
50,000	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	56,953
50,000	COX Communications, Inc., 7.75%, 11/01/10 (c)	53,774
100,000	Historic TW, Inc., 9.13%, 01/15/13 (c)	116,499
100,000	News America, Inc., 6.75%, 01/09/38	106,344
50,000	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	48,568
		485,583
	Multi-Utilities — 0.3%
100,000	Dominion Resources, Inc., Series B, 6.25%, 06/30/12	103,730
175,000	Duke Energy Corp., 6.25%, 01/15/12	182,219
		285,949
	Oil, Gas & Consumable Fuels — 0.4%
100,000	Conoco Funding Co. (Canada), 6.35%, 10/15/11	104,544
200,000	Occidental Petroleum Corp., 9.25%, 08/01/19	263,353
		367,897
	Road & Rail — 0.7%
150,000	Norfolk Southern Corp., 7.05%, 05/01/37	172,676
500,000	Union Pacific Corp., 6.65%, 01/15/11	522,565
		695,241
	Thrifts & Mortgage Finance — 0.3%
100,000	Countrywide Home Loans, Inc., Series L, 4.00%, 03/22/11	94,936
	Washington Mutual, Inc.,
50,000	4.20%, 01/15/10	48,415
125,000	4.63%, 04/01/14	117,019
		260,370
	Wireless Telecommunication Services — 0.1%
75,000	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	81,808
	Total Corporate Bonds (Cost $8,887,046)	9,031,258
	Mortgage Pass-Through Securities — 1.9%
	Federal Home Loan Mortgage Corp. Gold Pools,
268,008	4.00%, 08/01/18	252,831
22,344	6.00%, 03/01/13	22,679
118,917	6.50%, 03/01/13 – 11/01/22	121,850
106,176	7.00%, 06/01/13 – 03/01/16	108,997
25,094	8.00%, 10/01/10 – 09/01/26	26,259
22,827	Federal Home Loan Mortgage Corp. Pools, 8.00%, 04/01/17	23,812
	Federal National Mortgage Association Pools,
190,048	5.50%, 12/01/33	188,111
72,908	6.00%, 08/01/13 – 12/01/13	74,047
355,835	6.19%, 09/01/08	357,766
52,964	6.50%, 04/01/13	54,207
57,263	7.00%, 06/01/13	58,932
37,219	7.50%, 08/01/09 – 10/01/27	38,126
95,332	8.00%, 09/01/08 – 05/01/17	99,908
37,040	8.50%, 11/01/18	39,133
16,209	9.00%, 12/01/17	17,319
	Government National Mortgage Association Pools,
64,696	6.50%, 09/15/13	66,281
78,151	7.00%, 07/15/08 – 06/15/28	79,606
13,618	7.50%, 05/15/26 – 01/20/27	14,198
143,210	8.00%, 12/20/10 – 09/15/27	150,479
101,799	8.50%, 10/15/11 – 12/15/22	108,210
	Total Mortgage Pass-Through Securities (Cost $1,879,787)	1,902,751
	U.S. Government Agency Securities — 1.7%
415,000	Federal Home Loan Bank System, 5.89%, 03/30/09	422,317
	Federal National Mortgage Association,
585,000	5.38%, 11/15/11	596,173
400,000	7.13%, 06/15/10	427,640
150,000	7.25%, 01/15/10	159,584
	Total U.S. Government Agency Securities (Cost $1,627,619)	1,605,714
	U.S. Treasury Obligations — 10.6%
861,457	U.S. Treasury Inflation Indexed Bonds, 3.88%, 01/15/09	885,147
	U.S. Treasury Notes,
900,000	2.25%, 02/15/07 (c)	896,978
600,000	3.63%, 04/30/07 (c)	597,281
1,250,000	4.25%, 11/15/13 (c)	1,216,992
125,000	4.75%, 03/31/11	125,210
2,200,000	10.38%, 11/15/12 (c)	2,297,797
	U.S. Treasury STRIPS,
3,500,000	PO, 02/15/12 (c)	2,764,349

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
2,000,000	PO, 02/15/15 (c)	1,368,122
300,000	PO, 08/15/15 (c)	200,308
	Total U.S. Treasury Obligations (Cost $10,639,685)	10,352,184
	Foreign Government Securities — 0.0% (g)
40,000	Mexico Government International Bond (Mexico), 6.38%, 01/16/13
	Total Foreign Government Securities (Cost $40,301)	42,060
	Supranational — 0.5%
475,000	Inter-American Development Bank, 8.40%, 09/01/09 (Cost $493,767)	513,574
	Total Long-Term Investments (Cost $87,366,776)	95,310,640

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
2,866,548	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,866,548)	2,866,548

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.6%
	Certificates of Deposit — 0.9%
400,000	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400,000
499,869	Societe Generale, New York, FRN, 5.34%, 06/20/07	499,869
		899,869
	Corporate Notes — 3.7%
400,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	400,000
500,000	Banque Federative Du Credit, FRN, 5.35%, 07/13/07	500,000
600,045	Beta Finance, Inc., FRN, 5.38%, 03/15/07	600,045
650,000	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	650,000
500,000	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	500,000
499,970	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	499,970
500,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.36%, 01/29/08	500,000
		3,650,015
	Repurchase Agreements — 8.0%
2,180,536	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,181,825, collateralized by U.S. Government Agency Mortgages	2,180,536
1,650,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,650,974, collateralized by U.S. Government Agency Mortgages	1,650,000
2,400,000	HSBC Securities, Inc., 5.28%, dated 12/29/06, due 01/02/07, repurchase price $2,401,408, collateralized by U.S. Government Agency Mortgages	2,400,000
1,650,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,650,974, collateralized by U.S. Government Agency Mortgages	1,650,000
		7,880,536
	Total Investments of Cash Collateral for Securities on Loan (Cost $12,430,420)	12,430,420
	Total Investments — 112.5% (Cost $102,663,744)	110,607,608
	Liabilities in Excess of Other Assets — (12.5)%	(12,315,685)
	NET ASSETS — 100.0%	$98,291,923

Percentages are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

CMO—	Collateralized Mortgage Obligation

FRN—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of December 31, 2006. The rate may be subject to a cap and floor.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2006.

VAR—	Variable rate note. The interest rate shown is the rate in effect at December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of DecemberAS OF DECEMBER 31, 2006

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$107,741,060
Investments in affiliates, at value	2,866,548
Total investment securities, at value	110,607,608
Cash	7,255
Receivables:
Investment securities sold	1,642,967
Portfolio shares sold	4,688
Interest and dividends	435,390
Prepaid expenses and other assets	1,148
Total Assets	112,699,056

LIABILITIES:
Payables:
Investment securities purchased	1,760,120
Collateral for securities lending program	12,430,420
Portfolio shares redeemed	119,395
Accrued liabilities:
Investment advisory fees	34,679
Administration fees	7,832
Other	54,687
Total Liabilities	14,407,133
Net Assets	$98,291,923

NET ASSETS:
Paid in capital	$88,043,397
Accumulated undistributed (distributions in excess of) net investment income	2,814,357
Accumulated net realized gains (losses)	(509,695)
Net unrealized appreciation (depreciation)	7,943,864
Total Net Assets	$98,291,923

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,081,846
Net asset value, offering and redemption price per share	$16.16

Cost of investments	$102,663,744
Market value of securities on loan	12,163,211

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Balanced Portfolio
INVESTMENT INCOME:
Interest income	$2,271,721
Dividend income	1,297,271
Dividend income from affiliates (a)	120,644
Income from securities lending (net)	17,769
Foreign taxes withheld	(99)
Total Investment Income	3,707,306

EXPENSES:
Investment advisory fees	686,026
Administration fees	132,563
Custodian and accounting fees	55,244
Professional fees	57,467
Trustees’ and Officers’ fees	1,540
Transfer agent fees	5,477
Printing and mailing costs	79,987
Interest expense	41
Other	12,743
Total expenses	1,031,088
Less amounts waived	(148,708)
Less earnings credits	(390)
Net expenses	881,990
Net Investment Income (Loss)	2,825,316

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5,062,856
Change in net unrealized appreciation (depreciation) of investments	3,365,998
Net realized/unrealized gains (losses)	8,428,854
Change in net assets resulting from operations	$11,254,170

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,825,316	$3,360,006
Net realized gain (loss)	5,062,856	1,615,962
Change in net unrealized appreciation (depreciation)	3,365,998	(1,691,782)
Change in net assets resulting from operations	11,254,170	3,284,186

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,384,873)	(4,091,588)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,516,307	3,263,258
Dividends reinvested	3,384,873	4,091,588
Cost of shares redeemed	(45,905,927)	(41,147,510)
Change in net assets from capital transactions	(41,004,747)	(33,792,664)

NET ASSETS:
Change in net assets	(33,135,450)	(34,600,066)
Beginning of period	131,427,373	166,027,439
End of period	$98,291,923	$131,427,373
Accumulated undistributed (distributions in excess of) net investment income	$2,814,357	$3,370,483

SHARE TRANSACTIONS:
Issued	100,602	223,129
Reinvested	227,020	286,125
Redeemed	(3,035,801)	(2,802,658)
Change in shares	(2,708,179)	(2,293,404)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Year Ended December 31, 2006	$14.95	$0.50	$1.13	$1.63	$(0.42)	$—	$(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)	0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45	0.81	(0.32)	—	(0.32)
Year Ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)
Year Ended December 31, 2002	14.48	0.40	(2.09)	(1.69)	— (b)	(0.02)	(0.02)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$16.16	11.12%	$98,292	0.78%	2.51%	0.91%	45%
14.95	2.50	131,427	0.87	2.27	0.92	41
14.98	5.73	166,027	0.88	2.29	0.89	52
14.49	17.20	179,240	0.88	2.37	0.89	36
12.77	(11.68)	154,802	0.88	2.77	0.89	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Balanced Portfolio	Class 1

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Balanced Portfolio to JPMorgan Insurance Trust Balanced Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$6,750	$12,430,420	$12,163,211

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and net distributions of capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(5,580)	$3,431	$2,149

For the Portfolio, the reclassification relates primarily to deferred compensation and distributions received from investments in REITs.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.70%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $5,686.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $148,708. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$47,267,931	$87,906,051	$2,087,150	$2,903,741

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$103,660,947	$8,069,265	$1,122,604	$6,946,661

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,384,873	$3,384,873

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$4,091,588	$4,091,588

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,816,653	$487,506	$6,946,661

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

During the year ended December 31, 2006, the Portfolio utilized capital loss carryforwards of $4,599,487.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no outstanding borrowings at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Subsequent Events

On February 14, 2007, the Board of Trustees of the Portfolio approved changes to the Portfolio’s strategy and benchmarks to be effective May 1, 2007. In order to allow for more flexibility in making tactical asset allocation decisions within the Portfolio, beginning May 1, 2007, broader ranges have been added around the various asset classes:

•	30%–60% medium- and large-cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small-cap U.S. equity securities

In addition, at the same time, the Portfolio’s fixed income benchmark will be changed to the Lehman Brothers Aggregate Bond Index to more accurately reflect the Portfolio’s long term investment strategy and a composite benchmark consisting of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Indexes will also be adopted for the Portfolio.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Balanced Portfolio, formerly JPMorgan Investment Trust Balanced Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 1	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Actual	$1,000.00	$1,096.30	$4.12	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided
by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Balanced Portfolio’s performance in the fifth, fifth and fourth quintiles for the one, three and five year periods, respectively, of its

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Universe Group. The Trustees considered the Advisor’s analysis of the Portfolio’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Portfolio’s Advisor to similarly review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Balanced Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual fees were in the third quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   31

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Treasury Income

For the year ended December 31, 2006, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 25.88%.

Dividends Received Deductions (DRD)

45.40% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITBP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Core Bond Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Trustees	28
Officers	30
Schedule of Shareholder Expenses	32
Board Approval of Investment Advisory Agreement	33
Tax Letter	36

HIGHLIGHTS

•	Rising inflationary pressures prompted Fed to begin rate increase cycle

•	Bond yields rose on inflation and interest rate concerns

•	Slowed home sales and manufacturing activity curbed economic growth

•	Fed paused rate hike cycle in the latter half of 2006, triggering a rally in the markets

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Core Bond Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength.”

Economy entered 2006 with impressive strength

After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength. Gross domestic product (GDP) growth surprised many observers and soared to 5.6% in the first quarter of 2006.

Concerned about the robust pace of economic growth and mounting inflationary pressures, the Federal Open Market Committee (FOMC) raised the fed funds target by 100 basis points in 2006—with two 25-basis-point hikes in the first quarter and another two in the second quarter. Bond yields headed upward on concerns that stronger economic growth would lead to accelerating inflation and additional interest rate hikes from the Federal Reserve (Fed).

Housing market’s woes tamed the growth rate

Yet by the third quarter, evidence emerged that the sharp slowdown in the housing market along with declines in manufacturing activity were having an impact on the pace of overall economic growth. Second-quarter GDP (announced in the third quarter) slipped to 2.6%. Alternatively, oil prices moderated, which helped ease some of the lingering inflationary concerns.

The economic data was enough to change course. At the August meeting of the FOMC the fed funds rate was held steady at 5.25%, marking the first time in 18-consecutive meetings that a rate hike was not implemented.

Cooling economy encourages bond market

The Fed’s pause sparked a rally in the financial markets. Despite the Fed’s cautious tone, bond investors believed the fed funds target had peaked, and began pricing into the market lower interest rates in 2007. Third-quarter GDP slowed to 2.2%, but the core CPI increased only moderately throughout the same period, supporting the market’s optimism.

Although Treasury yields generally increased from year-end 2005 to year-end 2006, they ended the 12-month period lower than the peak levels of the first half of 2006, when concerns about a strong economy and rising inflation gripped the market. For example:

•	The two-year Treasury yield began the year at 4.40%, peaked at 5.28% on June 28, and ended 2006 at 4.81%.

•	The 10-year Treasury yield began the year at 4.39%, peaked at 5.25% on June 28, and ended the year at 4.70%.

•	The 30-year Treasury yield started the year at 4.54%, peaked at 5.31% on May 12, and ended 2006 at 4.81%.

Overall, bonds generated modestly positive performance for 2006. The Lehman Brothers Aggregate Bond Index posted a total return of 4.33% for the year, up from 2.43% in 2005. This marks the seventh-consecutive year of positive returns for the Lehman Brothers Aggregate Bond Index. Spread sectors outperformed Treasuries during the year, with corporate bonds leading the way. The credit sector advanced on record-low defaults, sound corporate fundamentals and positive earnings growth.

Mixed signals keep rates on hold

The U.S. economy looks to be transitioning to a period of declining growth. The main point of contention is the extent to which activity will cool, particularly as residential construction experiences continued weakness, and as downward pressure on household wealth from falling home prices continues to present risks to consumption growth. Although some concurrent indicators, particularly in the goods-producing sectors, have shown distinct signs of weakness, the broad economy and, crucially, the job market, have held up well. This may have to change for the Fed to initiate an easing campaign. In the meantime, we believe interest rates will most likely stay on hold with an outside risk of further tightening.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$252,155,649
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.55 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned 4.13% (Class 1 Shares) over the 12 months ended December 31, 2006, compared to the 4.33% return for the Lehman Brothers Aggregate Bond Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark, the Lehman Brothers Aggregate Bond Index for the 12-month period. Our underweight in the corporate sector and lower-rated credits detracted from performance, as corporate bonds continued to benefit from solid fundamentals, historically low default rates and robust foreign demand. Due to rising name-specific event risk and generally tight spreads, we have maintained a defensive credit posture. Our high-quality bias, however, was a drag on performance as lower-quality credit issues outperformed during the year. The BBB segment of the investment-grade universe posted a return of 155 basis points (bps) compared to 115 bps for the A segment and 113 bps for the AA segment.

On the positive front, with volatility low and the demand for high yield, all of the spread sectors posted positive excess returns over comparable-duration Treasuries. Given this, our underweight in Treasury bonds in favor of higher-yielding spread products aided performance. An overweight in mortgages contributed as they performed well on low volatility and strong demand. The majority of our mortgage exposure is in seasoned, well-structured agency collateralized mortgage obligations (CMOs).

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy. We remained overweight in mortgage-backed securities (MBS) and underweight in agency debentures and corporate bonds.

In maturity structure, we maintained our overweight in the 0–1 and 3–7 year segments and underweight in the 30-year portion of the yield curve. With the inversion at the front end of the yield curve, we continued to favor short- and intermediate-maturity securities.

While no single sector of the market looks particularly compelling, we believe there are pockets of relative value that may still be found across the 5–7 year segment of the yield curve within the Treasury, Treasury Inflation-Protected Securities (TIPS), and mortgage sectors in 2007. In the mortgage market, we continue to find value in 15-year seasoned MBS and agency adjustable-rate mortgages (ARMs).

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	50.1%
U.S. Treasury Obligations	15.8
Mortgage Pass-Through Securities	11.5
Corporate Bonds	10.9
Asset-Backed Securities	1.5
Commercial Mortgage-Backed Securities	1.2
Other (less than 1%)	1.4
Short-Term Investments	7.0
Investments of Cash Collateral for Securities on Loan	9.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	5/01/97	4.13%	4.87%	6.25%
CLASS 2 SHARES	8/16/06	4.04	4.85	6.24

LIFE OF PORTFOLIO PERFORMANCE (5/1/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Index from May 1, 1997 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.4%
	Asset-Backed Securities — 1.5%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	147,710
	AmeriCredit Automobile Receivables Trust,
43,823	Series 2003-BX, Class A4A, 2.72%, 01/06/10	43,427
300,000	Series 2006-BG, Class A3, 5.21%, 10/06/11	299,995
400,000	Series 2006-BG, Class A4, 5.21%, 09/06/13	400,491
	Citibank Credit Card Issuance Trust,
150,000	Series 2002-A1, Class A1, 4.95%, 02/09/09	149,977
450,000	Series 2002-C2, Class C2, 6.95%, 02/18/14	478,670
250,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	246,404
132,743	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	131,137
44,498	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 06/15/32	44,632
539,968	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.62%, 05/25/36	540,970
175,000	Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	172,137
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.80%, 07/15/14	212,753
75,000	Series 2003-C1, Class C1, FRN, 7.05%, 06/15/12	78,177
	MBNA Master Credit Card Trust,
240,000	Series 1999-J, Class C, 7.85%, 02/15/12 (e)	256,568
200,000	Series 2000-D, Class C, 8.40%, 09/15/09	201,643
3,709	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	3,695
287,971	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	284,379
	Total Asset-Backed Securities (Cost $3,660,477)	3,692,765

Collateralized Mortgage Obligations — 50.1%
	Agency CMO — 31.5%
	Federal Home Loan Mortgage Corp.,
24,077	Series 11, Class D, 9.50%, 07/15/19	25,114
13,539	Series 22, Class C, 9.50%, 04/15/20	14,045
3,902	Series 47, Class F, 10.00%, 06/15/20	4,072
2,485	Series 99, Class Z, 9.50%, 01/15/21	2,607
3,240	Series 1065, Class J, 9.00%, 04/15/21	3,386
422,527	Series 1113, Class J, 8.50%, 06/15/21	422,224
23,898	Series 1250, Class J, 7.00%, 05/15/22	23,853
41,735	Series 1316, Class Z, 8.00%, 06/15/22	43,429
72,625	Series 1324, Class Z, 7.00%, 07/15/22	72,671
47,306	Series 1343, Class LA, 8.00%, 08/15/22	47,323
55,135	Series 1343, Class LB, 7.50%, 08/15/22	55,132
44,232	Series 1394, Class ID, IF, 9.57%, 10/15/22	46,368
38,642	Series 1395, Class G, 6.00%, 10/15/22	38,568
26,241	Series 1404, Class FA, 4.50%, 11/15/07	26,082
1,588	Series 1465, Class SA, IF, IO, 3.63%, 02/15/08	28
28,254	Series 1505, Class Q, 7.00%, 05/15/23	28,919
54,228	Series 1518, Class G, IF, 3.90%, 05/15/23	52,193
57,618	Series 1541, Class O, FRN, 3.79%, 07/15/23	56,375
16,091	Series 1561, Class TA, PO, 08/15/08	15,743
69,882	Series 1596, Class D, 6.50%, 10/15/13	70,800
22,061	Series 1607, Class SA, IF, 9.33%, 10/15/13	23,827
49,861	Series 1609, Class LG, IF, 5.69%, 11/15/23	50,224
33,580	Series 1625, Class SD, IF, 8.50%, 12/15/08	34,228
700,000	Series 1630, Class PK, 6.00%, 11/15/23	709,440
500,000	Series 1638, Class H, 6.50%, 12/15/23	517,862
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/24	2,874
9,174	Series 1685, Class Z, 6.00%, 11/15/23	9,156
7,605	Series 1689, Class SD, IF, 9.24%, 10/15/23	7,753
31,987	Series 1700, Class GA, PO, 02/15/24	28,933
2,100,000	Series 1732, Class K, 6.50%, 05/15/24	2,154,422
140,991	Series 1798, Class F, 5.00%, 05/15/23	137,321
306,847	Series 1863, Class Z, 6.50%, 07/15/26	314,690
4,027	Series 1865, Class D, PO, 02/15/24	2,598
60,550	Series 1900, Class T, PO, 08/15/08	60,107
7,194	Series 1967, Class PC, PO, 10/15/08	7,141
93,069	Series 1981, Class Z, 6.00%, 05/15/27	93,685
113,668	Series 1987, Class PE, 7.50%, 09/15/27	115,899
80,857	Series 2025, Class PE, 6.30%, 01/15/13	81,595
31,188	Series 2033, Class SN, IF, IO, 11.92%, 03/15/24	11,236
52,746	Series 2038, Class PN, IO, 7.00%, 03/15/28	11,600
140,561	Series 2054, Class PV, 7.50%, 05/15/28	145,882
114,992	Series 2055, Class OE, 6.50%, 05/15/13	116,864
240,901	Series 2064, Class TE, 7.00%, 06/15/28	248,378
195,037	Series 2075, Class PH, 6.50%, 08/15/28	199,012
167,220	Series 2102, Class TU, 6.00%, 12/15/13	169,231
353,347	Series 2115, Class PE, 6.00%, 01/15/14	357,502
56,233	Series 2132, Class PD, 6.00%, 11/15/27	56,284
39,334	Series 2132, Class SB, IF, 7.37%, 03/15/29	41,252
88,601	Series 2134, Class PI, IO, 6.50%, 03/15/19	16,005
21,924	Series 2135, Class UK, IO, 6.50%, 03/15/14	3,144
40,826	Series 2143, Class CD, 6.00%, 02/15/28	40,862
829,000	Series 2172, Class QC, 7.00%, 07/15/29	869,283
344,576	Series 2182, Class ZB, 8.00%, 09/15/29	360,721
65,108	Series 2247, Class Z, 7.50%, 08/15/30	67,704
24,827	Series 2261, Class ZY, 7.50%, 10/15/30	25,136

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
178,924	Series 2283, Class K, 6.50%, 12/15/23	186,166
6,372	Series 2299, Class G, 7.00%, 05/15/14	6,360
34,551	Series 2306, Class K, PO, 05/15/24	28,156
82,923	Series 2306, Class SE, IF, IO, 5.99%, 05/15/24	11,842
124,972	Series 2325, Class PM, 7.00%, 06/15/31	130,924
396,311	Series 2344, Class QG, 6.00%, 08/15/16	401,329
662,698	Series 2344, Class ZD, 6.50%, 08/15/31	679,296
109,574	Series 2344, Class ZJ, 6.50%, 08/15/31	111,980
76,449	Series 2345, Class NE, 6.50%, 08/15/31	77,878
677,711	Series 2345, Class PQ, 6.50%, 08/15/16	692,512
255,647	Series 2355, Class BP, 6.00%, 09/15/16	258,966
155,999	Series 2359, Class ZB, 8.50%, 06/15/31	173,720
47,710	Series 2362, Class PD, 6.50%, 06/15/20	47,920
2,773	Series 2374, Class PV, 5.50%, 12/15/14	2,768
3,306	Series 2391, Class QE, 5.50%, 05/15/15	3,300
439,421	Series 2391, Class QR, 5.50%, 12/15/16	440,568
487,847	Series 2392, Class PV, 6.00%, 12/15/20	489,155
347,011	Series 2394, Class MC, 6.00%, 12/15/16	351,690
146,419	Series 2410, Class OE, 6.38%, 02/15/32	149,013
208,024	Series 2410, Class QS, IF, 5.59%, 02/15/32	206,940
139,541	Series 2410, Class QX, IF, IO, 3.30%, 02/15/32	12,952
100,221	Series 2412, Class SE, IF, 4.95%, 02/15/09	99,499
100,000	Series 2412, Class SP, IF, 5.40%, 02/15/32	97,498
292,772	Series 2423, Class MC, 7.00%, 03/15/32	302,037
451,227	Series 2423, Class MT, 7.00%, 03/15/32	465,504
227,841	Series 2435, Class CJ, 6.50%, 04/15/32	236,460
470,000	Series 2435, Class VH, 6.00%, 07/15/19	475,280
195,130	Series 2444, Class ES, IF, IO, 2.60%, 03/15/32	15,027
130,087	Series 2450, Class SW, IF, IO, 2.65%, 03/15/32	9,979
121,604	Series 2454, Class BG, 6.50%, 08/15/31	122,405
300,000	Series 2455, Class GK, 6.50%, 05/15/32	308,394
261,817	Series 2460, Class VZ, 6.00%, 11/15/29	263,635
199,726	Series 2484, Class LZ, 6.50%, 07/15/32	207,823
676,702	Series 2498, Class UD, 5.50%, 06/15/16	676,287
790,000	Series 2500, Class MC, 6.00%, 09/15/32	794,263
242,351	Series 2500, Class TD, 5.50%, 02/15/16	242,065
150,000	Series 2503, Class BH, 5.50%, 09/15/17	150,369
186,106	Series 2513, Class YO, PO, 02/15/32	161,813
500,000	Series 2515, Class DE, 4.00%, 03/15/32	467,852
500,000	Series 2535, Class BK, 5.50%, 12/15/22	499,548
300,000	Series 2543, Class YX, 6.00%, 12/15/32	302,953
500,000	Series 2544, Class HC, 6.00%, 12/15/32	504,889
314,042	Series 2565, Class MB, 6.00%, 05/15/30	316,775
500,000	Series 2575, Class ME, 6.00%, 02/15/33	504,071
176,944	Series 2586, Class WI, IO, 6.50%, 03/15/33	40,352
206,919	Series 2594, Class VA, 6.00%, 03/15/14	209,010
400,000	Series 2594, Class VQ, 6.00%, 08/15/20	403,259
462,755	Series 2597, Class DS, IF, IO, 2.20%, 02/15/33	29,715
666,288	Series 2599, Class DS, IF, IO, 1.65%, 02/15/33	35,301
751,575	Series 2610, Class DS, IF, IO, 1.75%, 03/15/33	44,360
1,032,433	Series 2611, Class SH, IF, IO, 2.30%, 10/15/21	65,247
1,000,000	Series 2611, Class UH, 4.50%, 05/15/18	942,447
500,000	Series 2617, Class GR, 4.50%, 05/15/18	472,391
916,639	Series 2626, Class NS, IF, IO, 1.20%, 06/15/23	50,566
500,000	Series 2628, Class WA, 4.00%, 07/15/28	473,552
500,000	Series 2631, Class LC, 4.50%, 06/15/18	472,973
585,118	Series 2636, Class Z, 4.50%, 06/15/18	549,780
199,277	Series 2638, Class DS, IF, 3.25%, 07/15/23	166,806
49,006	Series 2643, Class HI, IO, 4.50%, 12/15/16	4,767
5,413	Series 2643, Class KG, 4.00%, 05/15/18	5,402
1,165,864	Series 2651, Class VZ, 4.50%, 07/15/18	1,094,923
97,142	Series 2656, Class SH, IF, 5.55%, 02/15/25	94,151
356,178	Series 2668, Class SB, IF, 2.44%, 10/15/15	322,240
500,000	Series 2675, Class CK, 4.00%, 09/15/18	455,549
231,574	Series 2682, Class YS, IF, 0.98%, 10/15/33	152,775
274,714	Series 2684, Class TO, PO, 10/15/33	144,360
228,000	Series 2686, Class GB, 5.00%, 05/15/20	225,951
184,441	Series 2691, Class WS, IF, 0.98%, 10/15/33	125,834
1,000,000	Series 2695, Class DE, 4.00%, 01/15/17	947,145
138,460	Series 2705, Class SC, IF, 0.98%, 11/15/33	94,219
211,357	Series 2705, Class SD, IF, 2.12%, 11/15/33	155,335
1,000,000	Series 2716, Class UN, 4.50%, 12/15/23	931,098
750,000	Series 2727, Class BS, IF, 1.05%, 01/15/34	423,845
16,130	Series 2733, Class GF, FRN, 0.00%, 09/15/33	15,148
500,000	Series 2743, Class HD, 4.50%, 08/15/17	482,373
209,330	Series 2744, Class FE, FRN, 0.00%, 02/15/34	163,431
500,000	Series 2744, Class PD, 5.50%, 08/15/33	503,804
144,668	Series 2753, Class S, IF, 1.30%, 02/15/34	86,340
219,295	Series 2755, Class SA, IF, 3.50%, 05/15/30	206,648
155,293	Series 2766, Class SX, IF, 0.45%, 03/15/34	118,973
59,746	Series 2769, PO, 03/15/34	32,744
476,978	Series 2776, Class SK, IF, 1.05%, 04/15/34	328,280
50,052	Series 2778, Class BS, IF, 2.38%, 04/15/34	41,211
268,198	Series 2780, Class JG, 4.50%, 04/15/19	252,084
702,000	Series 2809, Class UB, 4.00%, 09/15/17	662,167
135,306	Series 2827, Class SQ, IF, 7.50%, 01/15/19	139,026
44,589	Series 2841, Class GO, PO, 08/15/34	40,135
150,227	Series 2846, PO, 08/15/34	104,166
500,000	Series 2899, Class KB, 4.50%, 03/15/19	470,300
500,000	Series 2931, Class QC, 4.50%, 01/15/19	480,027

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
171,190	Series 2958, Class KB, 5.50%, 04/15/35	171,005
1,000,000	Series 2971, Class GB, 5.00%, 11/15/16	993,021
100,000	Series 2975, Class KO, PO, 05/15/35	70,585
146,894	Series 2989, PO, 06/15/23	113,400
300,000	Series 3047, Class OD, 5.50%, 10/15/35	296,659
1,000,000	Series 3064, Class OB, 5.50%, 07/15/29	1,000,999
327,071	Series 3101, Class EA, 6.00%, 06/15/20	327,621
285,249	Series 3117, Class EO, PO, 02/15/36	217,566
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
40,481	Series T-41, Class 3A, 7.50%, 07/25/32	41,900
263,531	Series T-54, Class 2A, 6.50%, 02/25/43	268,594
121,251	Series T-54, Class 3A, 7.00%, 02/25/43	124,720
70,583	Series T-58, Class A, PO, 09/25/43	59,856
547,176	Federal Home Loan Mortgage Corp.- Government National Mortgage Association, Series 8, Class ZA, 7.00%, 03/25/23	553,674
	Federal National Mortgage Association,
130,154	Series 329, Class 1, PO, 01/01/33	98,952
162,950	Series 340, Class 1, PO, 09/01/33	118,779
17,904	Series 1989-83, Class H, 8.50%, 11/25/19	19,116
4,017	Series 1990-1, Class D, 8.80%, 01/25/20	4,310
16,382	Series 1990-10, Class L, 8.50%, 02/25/20	17,506
3,863	Series 1990-93, Class G, 5.50%, 08/25/20	3,836
56	Series 1990-140, Class K, HB, IO, 652.15%, 12/25/20	915
6,545	Series 1990-143, Class J, 8.75%, 12/25/20	7,025
127,553	Series 1992-101, Class J, 7.50%, 06/25/22	128,942
45,201	Series 1992-143, Class MA, 5.50%, 09/25/22	45,319
38,975	Series 1993-164, Class SA, IF, 9.11%, 09/25/08	39,911
55,839	Series 1993-164, Class SC, IF, 9.11%, 09/25/08	57,180
10,194	Series 1993-165, Class SD, IF, 5.63%, 09/25/23	10,089
50,837	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	61,402
63,910	Series 1993-167, Class GA, 7.00%, 09/25/23	65,105
22,158	Series 1993-175, Class SA, IF, 12.18%, 09/25/08	23,185
18,626	Series 1993-190, Class S, IF, 6.73%, 10/25/08	18,744
3,659	Series 1993-196, Class FA, FRN, 5.25%, 10/25/08	3,645
5,488	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	5,606
483,195	Series 1993-203, Class PL, 6.50%, 10/25/23	493,187
22,398	Series 1993-205, Class H, PO, 09/25/23	18,410
276,720	Series 1993-225, Class UB, 6.50%, 12/25/23	284,258
8,336	Series 1993-230, Class FA, FRN, 5.98%, 12/25/23	8,469
85,304	Series 1993-233, Class SB, IF, 7.87%, 12/25/08	86,832
506,151	Series 1993-250, Class Z, 7.00%, 12/25/23	519,728
161,551	Series 1993-257, Class C, PO, 06/25/23	138,955
13,953	Series 1994-13, Class SK, IF, 8.97%, 02/25/09	14,378
28,133	Series 1994-33, Class FA, FRN, 5.35%, 03/25/09	28,025
69,327	Series 1995-2, Class Z, 8.50%, 01/25/25	73,032
83,206	Series 1995-19, Class Z, 6.50%, 11/25/23	88,625
8,651	Series 1996-20, Class L, PO, 09/25/08	8,295
7,819	Series 1996-24, Class B, PO, 10/25/08	7,717
16,680	Series 1996-39, Class J, PO, 09/25/08	16,003
19,218	Series 1996-59, Class J, 6.50%, 08/25/22	19,733
184,344	Series 1996-59, Class K, 6.50%, 07/25/23	186,985
694,349	Series 1997-20, Class IB, IF, IO, 1.84%, 03/25/27	38,903
56,148	Series 1997-39, Class PD, 7.50%, 05/20/27	58,250
135,364	Series 1997-46, Class PL, 6.00%, 07/18/27	137,206
361,625	Series 1997-61, Class ZC, 7.00%, 02/25/23	376,181
157,330	Series 1998-36, Class ZB, 6.00%, 07/18/28	158,787
172,670	Series 1998-43, Class SA, IF, IO, 11.64%, 04/25/23	54,959
26,713	Series 2000-52, IO, 8.50%, 01/25/31	6,868
100,649	Series 2001-28, Class VB, 6.00%, 02/25/20	100,439
336,628	Series 2001-30, Class PM, 7.00%, 07/25/31	350,628
323,800	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	71,889
555,193	Series 2001-36, Class DE, 7.00%, 08/25/31	570,050
65,011	Series 2001-44, Class PD, 7.00%, 09/25/31	67,325
175,755	Series 2001-50, Class VB, 6.50%, 12/25/16	175,856
311,476	Series 2001-52, Class XN, 6.50%, 11/25/15	319,481
501,974	Series 2001-61, Class Z, 7.00%, 11/25/31	523,091
493,877	Series 2001-69, Class PG, 6.00%, 12/25/16	500,140
308,495	Series 2001-71, Class QE, 6.00%, 12/25/16	312,406
94,931	Series 2001-78, Class VB, 6.00%, 12/25/15	94,627
149,500	Series 2001-80, Class PE, 6.00%, 07/25/29	150,574
164,051	Series 2002-1, Class HC, 6.50%, 02/25/22	167,788
44,044	Series 2002-1, Class SA, IF, 7.80%, 02/25/32	47,508
500,000	Series 2002-3, Class OG, 6.00%, 02/25/17	506,410
62,126	Series 2002-8, Class SR, IF, 4.95%, 03/25/09	61,571
900,307	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	47,574
800,000	Series 2002-18, Class PC, 5.50%, 04/25/17	804,456
470,452	Series 2002-28, Class PK, 6.50%, 05/25/32	481,952
1,000,000	Series 2002-56, Class UC, 5.50%, 09/25/17	1,001,499
628,447	Series 2002-62, Class ZE, 5.50%, 11/25/17	629,261
162,966	Series 2002-73, Class S, IF, 2.88%, 11/25/09	157,778

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
750,000	Series 2002-74, Class LD, 5.00%, 01/25/16	741,365
700,000	Series 2002-74, Class PD, 5.00%, 11/25/15	692,257
400,000	Series 2002-74, Class VB, 6.00%, 11/25/31	402,873
169,296	Series 2002-77, Class S, IF, 4.67%, 12/25/32	161,685
40,997	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	6,418
433,844	Series 2002-93, Class PD, 3.50%, 02/25/29	420,616
500,000	Series 2002-94, Class BK, 5.50%, 01/25/18	500,354
121,572	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	2,018
293,000	Series 2003-22, Class UD, 4.00%, 04/25/33	241,809
250,000	Series 2003-41, Class PE, 5.50%, 05/25/23	251,141
100,000	Series 2003-47, Class PE, 5.75%, 06/25/33	99,049
766,702	Series 2003-52, Class PA, 6.50%, 06/25/35	792,538
72,389	Series 2003-64, Class SX, IF, 0.38%, 07/25/33	47,291
252,208	Series 2003-66, Class PA, 3.50%, 02/25/33	229,785
647,059	Series 2003-68, Class LC, 3.00%, 07/25/22	537,900
676,390	Series 2003-68, Class QP, 3.00%, 07/25/22	625,131
139,298	Series 2003-71, Class DS, IF, 0.33%, 08/25/33	89,947
1,040,058	Series 2003-73, Class GA, 3.50%, 05/25/31	973,804
1,178,623	Series 2003-80, Class SY, IF, IO, 2.30%, 06/25/23	93,271
500,000	Series 2003-83, Class PG, 5.00%, 06/25/23	484,924
250,000	Series 2003-106, Class US, IF, 1.05%, 11/25/23	164,699
500,000	Series 2003-106, Class WE, 4.50%, 11/25/22	469,521
1,000,000	Series 2003-113, Class PC, 4.00%, 03/25/15	970,902
1,043,025	Series 2003-116, Class SB, IF, IO, 2.25%, 11/25/33	74,862
600,000	Series 2003-117, Class JB, 3.50%, 06/25/33	533,489
500,000	Series 2003-128, Class KE, 4.50%, 01/25/14	488,233
500,000	Series 2003-128, Class NG, 4.00%, 01/25/19	452,110
173,945	Series 2003-130, Class SX, IF, 3.50%, 01/25/34	163,323
256,341	Series 2003-132, Class OA, PO, 08/25/33	195,592
125,030	Series 2003-91, Class SD, IF, 3.58%, 09/25/33	110,537
700,000	Series 2004-1, Class AC, 4.00%, 02/25/19	635,797
387,549	Series 2004-4, Class QM, IF, 3.50%, 06/25/33	361,986
265,545	Series 2004-10, Class SC, IF, 7.20%, 02/25/34	281,180
164,907	Series 2004-14, Class SD, IF, 1.05%, 03/25/34	110,839
1,000,000	Series 2004-21, Class AE, 4.00%, 04/25/19	900,283
174,232	Series 2004-21, Class CO, PO, 04/25/34	105,623
179,328	Series 2004-22, Class A, 4.00%, 04/25/19	167,953
468,315	Series 2004-36, Class SA, IF, 4.81%, 05/25/34	455,196
100,619	Series 2004-51, Class SY, IF, 3.54%, 07/25/34	93,644
150,029	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	160,983
200,000	Series 2004-76, Class CL, 4.00%, 10/25/19	182,054
1,000,000	Series 2004-81, Class AC, 4.00%, 11/25/19	907,476
226,413	Series 2004-92, Class JO, PO, 12/25/34	190,304
810,270	Series 2005-28, Class JA, 5.00%, 04/25/35	765,084
970,649	Series 2005-40, Class YA, 5.00%, 09/25/20	961,396
500,000	Series 2005-47, Class AN, 5.00%, 12/25/16	495,331
853,000	Series 2005-68, Class BC, 5.25%, 06/25/35	829,924
1,100,000	Series 2005-68, Class PG, 5.50%, 08/25/35	1,099,375
1,000,000	Series 2005-84, Class XM, 5.75%, 10/25/35	1,009,325
1,000,000	Series 2005-109, Class PC, 6.00%, 12/25/35	1,019,653
1,000,000	Series 2005-110, Class GL, 5.50%, 12/25/35	969,865
700,000	Series 2005-110, Class MN, 5.50%, 06/25/35	695,870
236,120	Series 2006-22, Class AO, PO, 04/25/36	172,362
566,058	Series 2006-59, Class QO, PO, 01/25/33	441,476
591,317	Series 2006-110, Class PO, 11/25/36	417,959
60,908	Series G92-15, Class Z, 7.00%, 01/25/22	61,920
8,447	Series G92-42, Class Z, 7.00%, 07/25/22	8,781
177,905	Series G92-44, Class ZQ, 8.00%, 07/25/22	188,279
100,514	Series G92-54, Class ZQ, 7.50%, 09/25/22	105,622
6,472	Series G92-59, Class F, FRN, 5.05%, 10/25/22	6,396
16,648	Series G92-61, Class Z, 7.00%, 10/25/22	17,217
172,274	Series G92-66, Class KB, 7.00%, 12/25/22	178,790
50,852	Series G93-1, Class KA, 7.90%, 01/25/23	53,968
52,411	Series G93-17, Class SI, IF, 6.00%, 04/25/23	51,214
66	Series K, Class 2, HB, 256.68%, 11/01/08	176
	Federal National Mortgage Association Whole Loan,
188,550	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	191,810
115,664	Series 2003-W1, Class 2A, 7.50%, 12/25/42	120,242
39,041	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	38,817
193,673	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	200,442
	Government National Mortgage Association,
146,175	Series 1994-3, Class PQ, 7.49%, 07/16/24	152,095
500,000	Series 1994-7, Class PQ, 6.50%, 10/16/24	517,994
152,250	Series 1996-16, Class E, 7.50%, 08/16/26	157,172
148,728	Series 1997-8, Class PN, 7.50%, 05/16/27	154,335
172,651	Series 1998-26, Class K, 7.50%, 09/17/25	179,983
149,727	Series 1999-41, Class Z, 8.00%, 11/16/29	156,457
92,386	Series 1999-44, Class PC, 7.50%, 12/20/29	96,502
113,775	Series 1999-44, Class ZG, 8.00%, 12/20/29	118,486
80,157	Series 2000-6, Class Z, 7.50%, 02/20/30	83,365
134,800	Series 2000-14, Class PD, 7.00%, 02/16/30	138,964
457,920	Series 2000-21, Class Z, 9.00%, 03/16/30	499,662
66,284	Series 2000-26, Class Z, 7.75%, 09/20/30	66,931
9,382	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	2,148
800,000	Series 2000-36, Class PB, 7.50%, 11/16/30	835,333
121,076	Series 2000-37, Class B, 8.00%, 12/20/30	125,445
31,707	Series 2000-38, Class AH, 7.15%, 12/20/30	32,216

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
78,359	Series 2001-4, Class SJ, IF, IO, 2.80%, 01/19/30	298
244,201	Series 2001-36, Class S, IF, IO, 2.70%, 08/16/31	19,284
200,000	Series 2001-64, Class MQ, 6.50%, 12/20/31	204,782
42,344	Series 2002-24, Class SB, IF, 3.90%, 04/16/32	40,316
229,162	Series 2002-54, Class GB, 6.50%, 08/20/32	235,246
22,273	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	200
262,029	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	39,421
27,440	Series 2003-24, PO, 03/16/33	21,976
653,207	Series 2003-76, Class LS, IF, IO, 1.85%, 09/20/31	33,677
827,673	Series 2004-11, Class SW, IF, IO, 0.15%, 02/20/34	9,880
102,821	Series 2004-28, Class S, IF, 4.95%, 04/16/34	96,523
	Vendee Mortgage Trust,
147,219	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	148,182
368,684	Series 1996-1, Class 1Z, 6.75%, 02/15/26	383,017
204,184	Series 1996-2, Class 1Z, 6.75%, 06/15/26	210,570
767,000	Series 1997-1, Class 2Z, 7.50%, 02/15/27	807,098
208,588	Series 1998-1, Class 2E, 7.00%, 09/15/27	214,343
		79,478,067
	Non-Agency CMO — 18.6%
500,000	American Home Mortgage Investment Corp., Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	486,983
	Banc of America Funding Corp.,
247,575	Series 2003-1, Class A, PO, 05/20/33	186,531
495,667	Series 2003-3, Class 1A33, 5.50%, 10/25/33	482,444
156,282	Series 2004-1, PO, 03/25/34	118,425
1,000,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	991,126
238,360	Series 2005-7, Class 30, PO, 11/25/35	170,298
890,630	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	877,552
	Banc of America Mortgage Securities, Inc.,
135,754	Series 2002-10, Class A, PO, 11/25/32	124,450
72,927	Series 2003-8 Class A, PO, 11/25/33	53,974
79,244	Series 2004-4, Class A, PO, 05/25/34	61,228
460,919	Series 2004-5, Class 2A2, 5.50%, 06/25/34	429,004
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	109,999
249,465	Series 2004-6, Class A, PO, 07/25/34	169,029
289,581	Series 2004-7 Class 1A19, PO, 08/25/34	191,070
200,000	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	195,202
663,242	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	655,564
	Bank of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	157,142
155,356	Series 2004-6, Class 15, PO, 07/25/19	121,093
	Bear Stearns Adjustable Rate Mortgage Trust,
447,829	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	444,736
100,000	Series 2004-4, Class A4, VAR, 3.52%, 06/25/34	97,893
1,113,140	Series 2006-1, Class 1A1, FRN, 4.63%, 02/25/36	1,093,680
	Citicorp Mortgage Securities, Inc.,
1,593,715	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,552,888
774,463	Series 2004-5, Class 2A5, 4.50%, 08/25/34	747,887
	Citigroup Mortgage Loan Trust, Inc.,
99,628	Series 2003-UP3, Class A3, 7.00%, 09/25/33	100,998
107,895	Series 2003-UST1, Class 1, PO, 12/25/18	84,979
64,388	Series 2003-UST1, Class 3, PO, 12/25/18	51,732
234,227	Series 2003-UST1, Class A1, 5.50%, 12/25/18	232,324
500,681	Series 2005-1, Class 2A1A, VAR, 4.70%, 04/25/35	502,173
	Countrywide Alternative Loan Trust,
412,310	Series 2002-8, Class A4, 6.50%, 07/25/32	409,721
115,003	Series 2003-J1, PO, 10/25/33	86,555
1,300,325	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,269,918
471,782	Series 2005-5R, Class A1, 5.25%, 12/25/18	468,553
2,818,495	Series 2005-J1, Class 1A4, IF, IO, 0.00%, 02/25/35	18,319
2,938,227	Series 2005-22T1, Class A2, IF, IO, 0.00%, 06/25/35	19,919
330,935	Series 2005-26CB, Class A10, IF, 3.35%, 07/25/35	317,958
1,181,600	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	1,138,634
600,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	589,831
	Countrywide Home Loan Mortgage Pass Through Trust,
809,142	Series 2003-26, Class 1A6, 3.50%, 08/25/33	715,124
74,470	Series 2003-34, Class A11, 5.25%, 09/25/33	74,072
186,364	Series 2003-44, Class A6, PO, 10/25/33	136,435
272,805	Series 2003-J7, Class 4A3, IF, 2.89%, 08/25/18	248,366
284,438	Series 2004-7, Class 2A1, FRN, 4.07%, 06/25/34	278,871
188,703	Series 2004-HYB1, Class 2A, VAR, 4.25%, 05/20/34	186,929
225,629	Series 2004-HYB3, Class 2A, VAR, 4.06%, 06/20/34	221,312
131,230	Series 2004-J8, PO, 11/25/19	100,251

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
887,347	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	865,088
500,000	Series 2005-16, Class A23, 5.50%, 09/25/35	492,828
789,678	Series 2005-22, Class 2A1, FRN, 5.28%, 11/25/35	785,337
147,992	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	115,265
273,105	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	254,558
	First Horizon Mortgage Pass-Through Securities,
500,000	Series 2003-3, Class 1A4, 3.90%, 05/25/33	475,716
546,371	Series 2004-AR1, Class 2A2, FRN, 5.01%, 04/25/35	538,739
687,102	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	681,986
300,000	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	297,365
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.86%, 06/19/35	657,437
	GSR Mortgage Loan Trust,
432,278	Series 2004-6F, Class 1A2, 5.00%, 05/25/34	370,309
1,000,000	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,019,406
687,510	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	678,931
54,985	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	54,602
	MASTR Adjustable Rate Mortgages Trust,
439,657	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	429,946
1,100,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	1,064,602
	MASTR Alternative Loans Trust,
493,484	Series 2003-9, Class 8A1, 6.00%, 01/25/34	495,564
1,469,311	Series 2004-4, Class 10A1, 5.00%, 05/25/24	1,436,958
550,655	Series 2004-6, Class 7A1, 6.00%, 07/25/34	550,483
76,912	Series 2004-7, Class 30, PO, 08/25/34	57,993
618,826	Series 2004-8, Class 6A1, 5.50%, 09/25/19	617,110
785,392	Series 2004-10, Class 1A1, 4.50%, 09/25/19	752,259
	MASTR Asset Securitization Trust,
181,365	Series 2003-4, Class 2A2, 5.00%, 05/25/18	179,664
323,744	Series 2003-12, Class 15, PO, 12/25/18	254,898
355,142	Series 2004-8, PO, 08/25/19	273,178
658,215	Series 2004-10, Class 15, PO, 10/25/19	513,088
362,414	Series 2004-92, Class JO, PO, 07/25/19	279,324
1,105,639	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	768,938
207,663	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.67%, 02/25/35	208,414
149,904	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	152,540
	Residential Accredit Loans, Inc.,
475,696	Series 2002-QS8, Class A5, 6.25%, 06/25/17	474,169
716,084	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	701,235
94,779	Series 2003-QS3, Class A2, IF, 4.73%, 02/25/18	89,886
339,993	Series 2003-QS3, Class A8, IF, IO, 2.25%, 02/25/18	24,084
739,547	Series 2003-QS9, Class A3, IF, IO, 2.20%, 05/25/18	57,012
868,452	Series 2003-QS14, Class A1, 5.00%, 07/25/18	848,912
261,601	Series 2003-QS18, Class A1, 5.00%, 09/25/18	255,878
112,547	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/19	108,749
	Residential Funding Mortgage Securities I,
494,556	Series 2003-S7, Class A17, 4.00%, 05/25/33	463,765
352,441	Series 2003-S11, Class A1, 2.50%, 06/25/18	337,976
165,000	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	156,168
566,807	Series 2005-SA4, Class 1A1, VAR, 4.97%, 09/25/35	566,677
38,718	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	31,228
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.98%, 06/25/34	383,549
	Structured Asset Securities Corp.,
500,000	Series 2003-8, Class 1A2, 5.00%, 04/25/18	489,950
345,613	Series 2004-20, Class 1A3, 5.25%, 11/25/34	335,363
	Wamu Alternative Mortgage Pass-Through Certificates,
3,865,667	Series 2005-2, Class 1A4, IF, IO, 0.00%, 04/25/35	23,746
1,242,758	Series 2005-2, Class 2A3, IF, IO, 0.00%, 04/25/35	7,389
800,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	781,637
127,769	Series 2005-4, Class DP, PO, 06/25/20	99,688
390,704	Series 2005-6, Class 2A4, 5.50%, 08/25/35	388,479
299,301	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.50%, 05/25/32	299,717
	Washington Mutual, Inc.,
160,400	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	157,282
103,166	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	101,973
336,989	Series 2003-S4, Class 3A, 5.50%, 06/25/33	334,278

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
452,456	Series 2003-S8, Class A4, 4.50%, 09/25/18	433,750
902,132	Series 2003-S10, Class A5, 5.00%, 10/25/18	889,729
69,395	Series 2003-S10, Class A6, PO, 10/25/18	48,187
146,498	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	144,211
905,378	Series 2004-S3, Class 2A3, IF, 4.13%, 07/25/34	875,100
	Wells Fargo Mortgage Backed Securities Trust,
150,000	Series 2003-8, Class A9, 4.50%, 08/25/18	142,265
98,855	Series 2003-11, Class 1A, PO, 10/25/18	77,164
663,000	Series 2003-11, Class 1A4, 4.75%, 10/25/18	647,287
146,798	Series 2003-17, Class 2A4, 5.50%, 01/25/34	144,227
637,802	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	612,898
369,564	Series 2004-7, Class 2A2, 5.00%, 07/25/19	361,711
713,365	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	703,754
827,264	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	816,375
600,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	581,011
394,899	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	386,592
361,375	Series 2005-AR16, Class 2A1, VAR, 4.95%, 10/25/35	360,437
		46,837,186
	Total Collateralized Mortgage Obligations (Cost $128,578,644)	126,315,253
	Commercial Mortgage-Backed Securities — 1.2%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	547,250
	Bear Stearns Commercial Mortgage Securities,
45,522	Series 2000-WF1, Class A1, 7.64%, 02/15/32	46,355
114,769	Series 2004-T16, Class A2, 3.70%, 02/13/46	111,873
250,000	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	244,021
360,000	Series 2006-PW11, Class A4, VAR, 5.46%, 03/11/39	365,580
250,000	Series 2006-PW14, Class A1, 5.04%, 12/11/38	248,516
190,101	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.72%, 03/15/49	192,530
100,000	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, 06/10/32	103,846
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	319,055
	Morgan Stanley Capital I,
250,000	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	249,834
96,603	Series 2006-T23, Class A1, 5.68%, 08/12/41	97,845
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	435,459
	Total Commercial Mortgage-Backed Securities (Cost $3,004,296)	2,962,164
	Corporate Bonds — 10.9%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.13%, 02/15/11	143,999
66,371	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	68,609
		212,608
	Airlines — 0.2%
85,000	American Airlines, Inc., Series 1999-1, 7.02%, 10/15/09 (c)	88,507
	United Airlines, Inc.,
206,693	Series 2001-1, 6.07%, 03/01/13	207,726
131,839	Series 2001-1, 6.20%, 09/01/08 (c)	132,663
		428,896
	Automobiles — 0.1%
350,000	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	363,075
	Capital Markets — 1.9%
400,000	Bear Stearns Co., Inc., (The), 3.25%, 03/25/09	383,742
	Credit Suisse First Boston USA, Inc.,
50,000	4.88%, 01/15/15	48,486
150,000	5.50%, 08/15/13	151,970
500,000	6.13%, 11/15/11	517,726
	Goldman Sachs Group, Inc.,
200,000	3.88%, 01/15/09	194,835
375,000	4.75%, 07/15/13	361,984
150,000	5.25%, 10/15/13	148,893
400,000	6.88%, 01/15/11	423,429
	Lehman Brothers Holdings, Inc.,
100,000	4.00%, 01/22/08	98,622
175,000	6.63%, 01/18/12 (c)	184,903
100,000	Series G, 4.80%, 03/13/14	96,263
	Merrill Lynch & Co., Inc.,
100,000	4.79%, 08/04/10	98,639
150,000	5.45%, 07/15/14	150,801
200,000	Series B, 3.70%, 04/21/08	195,689
200,000	Series C, 4.13%, 01/15/09	195,974

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Morgan Stanley & Co., Inc.,
400,000	4.75%, 04/01/14	382,451
300,000	6.60%, 04/01/12	316,824
640,000	6.75%, 04/15/11	676,462
150,000	State Street Corp., 7.65%, 06/15/10	160,226
		4,787,919
	Chemicals — 0.1%
150,000	Dow Chemical Co., (The), 6.13%, 02/01/11	154,199
80,000	Monsanto Co., 7.38%, 08/15/12	87,366
		241,565
	Commercial Banks — 1.1%
75,000	Branch Banking & Trust Co., 4.88%, 01/15/13	72,973
250,000	Firstar Bank NA, 7.13%, 12/01/09	262,877
50,000	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	58,966
250,000	Huntington National Bank, 8.00%, 04/01/10	268,998
200,000	Keycorp, Series G, 4.70%, 05/21/09	196,803
75,000	Popular North America, Inc., 4.25%, 04/01/08	73,893
190,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	184,636
250,000	Suntrust Bank, 6.38%, 04/01/11	259,966
100,000	US Bancorp, 7.50%, 06/01/26	119,180
200,000	US Bank NA, 6.50%, 02/01/08	201,774
100,000	Wachovia Bank NA, 7.80%, 08/18/10	107,565
	Wachovia Corp.,
240,000	3.50%, 08/15/08 (c)	233,339
150,000	3.63%, 02/17/09	145,237
260,000	Wells Fargo & Co., 3.13%, 04/01/09	248,654
250,000	Wells Fargo Bank NA, 7.55%, 06/21/10	267,948
		2,702,809
	Communications Equipment — 0.0% (g)
80,000	Cisco Systems, Inc., 5.50%, 02/22/16	80,051
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
150,000	5.39%, 01/22/09	150,287
50,000	6.22%, 08/01/27	52,563
		202,850
	Consumer Finance — 1.2%
100,000	American Express Credit Corp., 3.00%, 05/16/08	97,057
265,000	Ford Motor Credit Co., 7.38%, 10/28/09	265,564
	HSBC Finance Corp.,
150,000	5.00%, 06/30/15	145,855
150,000	5.25%, 01/15/14	148,586
500,000	5.88%, 02/01/09	507,173
200,000	6.40%, 06/17/08	203,065
500,000	6.50%, 11/15/08	511,119
200,000	7.88%, 03/01/07	200,748
	International Lease Finance Corp.,
60,000	4.50%, 05/01/08	59,189
40,000	5.88%, 05/01/13	40,843
165,000	6.38%, 03/15/09	168,553
	SLM Corp.,
300,000	4.00%, 01/15/10	289,363
100,000	Series A, 5.38%, 01/15/13	99,703
100,000	Toyota Motor Credit Corp., 2.88%, 08/01/08	96,362
100,000	Washington Mutual Financial Corp., 6.88%, 05/15/11	106,136
		2,939,316
	Diversified Financial Services — 1.5%
	Associates Corp. NA,
200,000	8.15%, 08/01/09	213,868
250,000	8.55%, 07/15/09	269,219
	Bank of America Corp.,
200,000	3.88%, 01/15/08	196,983
200,000	5.25%, 12/01/15 (c)	197,037
570,000	7.80%, 02/15/10	612,079
100,000	CIT Group, Inc., 7.75%, 04/02/12	110,251
	Citigroup, Inc.,
150,000	4.70%, 05/29/15 (c)	143,190
300,000	5.63%, 08/27/12	304,341
	General Electric Capital Corp.,
500,000	7.38%, 01/19/10 (c)	529,977
150,000	Series A, 3.50%, 05/01/08	146,677
175,000	Series A, 4.25%, 01/15/08	173,408
170,000	Series A, 5.00%, 02/15/07 (c)	169,929
300,000	Series A, 5.88%, 02/15/12 (c)	308,494
200,000	Series A, 6.00%, 06/15/12	207,034
200,000	Series A, 6.75%, 03/15/32	229,056
130,000	Textron Financial Corp., 5.13%, 02/03/11	129,038
		3,940,581
	Diversified Telecommunication Services — 0.9%
100,000	BellSouth Corp., 5.20%, 09/15/14 (c)	97,592
300,930	BellSouth Telecommunications, 6.30%, 12/15/15	307,619
100,000	Bell Telephone Co., 8.35%, 12/15/30	115,372

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
400,000	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	446,404
180,000	France Telecom S.A. (France), 7.75%, 03/01/11	196,069
150,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	159,231
	Sprint Capital Corp.,
100,000	8.38%, 03/15/12	111,138
60,000	8.75%, 03/15/32	72,217
115,000	Telus Corp. (Canada), 8.00%, 06/01/11	125,757
650,000	Verizon Communications Corp., 7.25%, 12/01/10	692,871
100,000	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	93,910
		2,418,180
	Electric Utilities — 0.5%
100,000	Carolina Power & Light Co., 5.13%, 09/15/13	98,310
100,000	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	100,238
70,000	Commonwealth Edison Co., 6.95%, 07/15/18 (c)	72,194
150,000	Exelon Generation Co. LLC, 6.95%, 06/15/11	158,020
30,000	Florida Power & Light Co., 5.95%, 10/01/33	30,832
65,000	PSEG Power LLC, 7.75%, 04/15/11	70,232
675,000	Virginia Electric & Power Co., Series A, 5.38%, 02/01/07 (c)	675,050
		1,204,876
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.05%, 02/01/10	160,493
	Gas Utilities — 0.0% (g)
80,000	KeySpan Gas East Corp., 7.88%, 02/01/10	85,406
50,000	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	46,082
		131,488
	Independent Power Producers & Energy Traders — 0.1%
165,000	Constellation Energy Group, Inc., 6.35%, 04/01/07	165,207
	Industrial Conglomerates — 0.2%
250,000	General Electric Co., 5.00%, 02/01/13	247,225
100,000	Raychem Corp., 7.20%, 10/15/08	102,738
	Tyco International Group S.A. (Luxembourg),
200,000	6.38%, 10/15/11 (c)	209,298
50,000	6.75%, 02/15/11	52,720
		611,981
	Insurance — 1.2%
130,000	American International Group, Inc., 4.25%, 05/15/13	121,897
	ASIF Global Financing,
250,000	3.90%, 10/22/08 (e)	243,885
300,000	4.90%, 01/17/13 (e)	292,558
200,000	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	206,453
	John Hancock Global Funding II,
100,000	3.50%, 01/30/09 (e)	96,442
100,000	7.90%, 07/02/10 (e)	108,103
	MassMutual Global Funding II,
160,000	3.25%, 06/15/07 (e)	158,519
200,000	3.50%, 03/15/10 (e)	190,361
100,000	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	99,881
150,000	Monumental Global Funding II, 4.38%, 07/30/09 (e)	146,752
200,000	Monumental Global Funding III, 5.20%, 01/30/07 (e)	199,959
100,000	Nationwide Financial Services, 6.25%, 11/15/11	103,363
	New York Life Global Funding,
75,000	3.88%, 01/15/09 (e)	72,984
250,000	5.38%, 09/15/13 (e)	250,849
145,000	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	141,059
300,000	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	312,482
	Protective Life Secured Trust,
85,000	4.00%, 10/07/09	82,251
200,000	4.00%, 04/01/11	190,364
		3,018,162
	Media — 0.5%
125,000	Comcast Cable Communications Holdings, Inc., 7.13%, 06/15/13	134,712
150,000	Comcast Corp., 5.50%, 03/15/11 (c)	150,633
100,000	COX Communications, Inc., 7.75%, 11/01/10	107,548
335,000	TCI Communication, Inc., 9.80%, 02/01/12	395,031
	Time Warner Cos, Inc.,
120,000	8.18%, 08/15/07	121,972
100,000	9.15%, 02/01/23	123,709
150,000	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	177,621
		1,211,226

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 0.2%
130,000	DTE Energy Co., Series A, 6.65%, 04/15/09	133,450
	Duke Power Company LLC,
125,000	4.20%, 10/01/08 (c)	122,485
150,000	5.63%, 11/30/12	152,708
		408,643
	Oil, Gas & Consumable Fuels — 0.1%
75,000	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16	75,356
125,000	ConocoPhillips Co., 8.75%, 05/25/10	138,510
		213,866
	Paper & Forest Products — 0.1%
	International Paper Co.,
165,000	4.00%, 04/01/10	158,368
55,000	4.25%, 01/15/09	53,824
65,000	Union Camp Corp., 6.50%, 11/15/07	65,318
100,000	Weyerhaeuser Co., 6.75%, 03/15/12	104,876
		382,386
	Real Estate Management & Development — 0.1%
165,000	EOP Operating LP, 6.75%, 02/15/12	178,195
30,000	ERP Operating LP, 4.75%, 06/15/09	29,515
		207,710
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
60,000	6.13%, 03/15/09	60,948
150,000	7.13%, 12/15/10	159,684
		220,632
	Thrifts & Mortgage Finance — 0.4%
	Countrywide Home Loans, Inc.,
50,000	3.25%, 05/21/08	48,608
250,000	Series L, 4.00%, 03/22/11 (c)	237,339
150,000	MGIC Investment Corp., 6.00%, 03/15/07	150,119
250,000	Washington Mutual Bank FA, 5.65%, 08/15/14	250,346
90,000	Washington Mutual, Inc., 4.20%, 01/15/10	87,147
300,000	World Savings Bank FSB, 4.50%, 06/15/09 (c)	294,442
		1,068,001
	Wireless Telecommunication Services — 0.1%
	New Cingular Wireless Services, Inc.,
50,000	7.50%, 05/01/07	50,303
150,000	7.88%, 03/01/11	163,615
		213,918
	Total Corporate Bonds (Cost $27,126,496)	27,536,439
	Mortgage Pass-Through Securities — 11.5%
	Federal Home Loan Mortgage Corp. Conventional Pools,
24,226	10.00%, 01/01/20	26,642
47,793	10.00%, 09/01/20	52,242
7,991	12.00%, 07/01/19	8,811
530,046	ARM, 4.13%, 04/01/34	521,523
344,746	ARM, 4.65%, 03/01/35	342,235
	Federal Home Loan Mortgage Corp. Gold Pools,
2,095,942	4.00%, 05/01/14 – 09/01/35	1,977,795
799,478	4.50%, 08/01/18 – 05/01/19	771,535
330,672	5.50%, 10/01/33	327,509
513,011	6.00%, 12/01/22 – 01/01/34	518,155
1,321,647	6.50%, 10/01/17 – 11/01/34	1,352,226
1,062,456	7.00%, 01/01/17 – 04/01/35	1,090,699
32,734	7.50%, 09/01/10	33,106
53,662	8.50%, 11/01/15	56,791
5,662	9.00%, 06/01/10	5,914
	Federal National Mortgage Association Pools,
403,593	3.00%, 09/01/31	349,650
742,779	3.50%, 09/01/18 – 06/01/19	682,141
6,025,324	4.00%, 09/01/13 – 12/01/18	5,701,882
2,999,855	4.50%, 11/01/14 – 02/01/35	2,875,825
621,929	5.00%, 06/01/18 – 09/01/35	602,345
3,287,722	5.50%, 04/01/33 – 01/01/34	3,254,208
2,573,220	6.00%, 05/01/09 – 09/01/33	2,600,559
1,479,523	6.50%, 03/01/19 – 10/01/35	1,513,258
24,718	7.00%, 08/01/32	25,451
455,767	8.00%, 11/01/12 – 11/01/28	479,829
160,557	8.50%, 12/01/07 – 06/01/30	172,219
142,210	9.00%, 04/01/25	153,440
17,716	10.00%, 08/01/21	19,441
619,009	ARM, 3.89%, 07/01/33	611,122
496,775	ARM, 4.16%, 01/01/34	491,172
324,562	ARM, 4.20%, 10/01/34	320,780
629,446	ARM, 4.72%, 05/01/35	629,186
1,041,724	ARM, 4.85%, 01/01/35	1,035,983
193,957	ARM, 4.93%, 04/01/34	194,702
19,929	ARM, 5.64%, 03/01/29	20,082
8,525	ARM, 6.55%, 03/01/19	8,504
	Government National Mortgage Association Pools,
19,607	6.50%, 10/15/28	20,176
40,692	7.00%, 06/15/33	42,368
18,207	7.50%, 09/15/28	19,018

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
142,896	8.00%, 01/15/16 – 05/15/28	150,925
5,898	8.50%, 05/20/25	6,344
	Total Mortgage Pass-Through Securities (Cost $29,426,129)	29,065,793

	U.S. Government Agency Securities — 0.9%
2,157,829	Federal Home Loan Bank System, 4.72%, 09/20/12 (Cost $2,153,222)	2,106,412

	U.S. Treasury Obligations — 15.8%
	U.S. Treasury Bonds,
150,000	7.63%, 02/15/25	198,527
1,350,000	11.75%, 11/15/14 (m)	1,600,594
686,315	U.S. Treasury Inflation Indexed Bond, 3.63%, 04/15/28 (c)	828,645
123,065	U.S. Treasury Inflation Indexed Note, 3.88%, 01/15/09	126,450
	U.S. Treasury Notes,
375,000	3.38%, 02/15/08 (c)	368,452
200,000	3.63%, 07/15/09	194,727
500,000	4.63%, 10/31/11 (c)	498,183
1,500,000	5.00%, 07/31/08	1,502,461
2,150,000	6.50%, 02/15/10 (m)	2,258,592
	U.S. Treasury Bonds Principal STRIPS,
1,000,000	11/15/09 (c)	875,209
705,000	08/15/11 (c)	570,566
900,000	11/15/12 (c)	685,906
3,600,000	02/15/13 (c)	2,715,325
4,000,000	02/15/14 (m)	2,873,188
5,750,000	05/15/14 (m)	4,079,579
3,000,000	08/15/14 (m)	2,103,846
2,600,000	11/15/14 (m)	1,799,465
825,000	02/15/15 (m)	564,350
245,000	05/15/15 (c)	165,512
360,000	08/15/15 (c)	240,370
3,085,000	11/15/15 (c)	2,030,566
1,215,000	05/15/16 (c)	780,376
200,000	08/15/16 (c)	126,711
2,900,000	11/15/16 (c)	1,813,895
4,500,000	02/15/16 (m)	2,924,617
2,750,000	02/15/17 (c)	1,701,436
4,550,000	05/15/17 (c)	2,773,480
2,900,000	11/15/17 (c)	1,718,714
800,000	05/15/18 (c)	462,858
1,750,000	02/15/19 (c)	970,853
100,000	02/15/22 (c)	47,387
500,000	02/15/23 (c)	225,520
	Total U.S. Treasury Obligations (Cost $39,593,363)	39,826,360

	Municipal Bond — 0.1%
250,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $250,000)	239,305

	Foreign Government Securities — 0.4%
	Mexico Government International Bond (Mexico),
150,000	4.63%, 10/08/08	148,125
50,000	6.38%, 01/16/13	52,575
100,000	6.63%, 03/03/15	107,250
325,000	Series A, 7.50%, 04/08/33	382,688
400,000	Province of Quebec (Canada), 5.75%, 02/15/09	405,484
	Total Foreign Government Securities (Cost $1,018,862)	1,096,122

	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $49,855)	49,125
	Total Long-Term Investments (Cost $234,861,344)	232,889,738

SHARES
Short-Term Investment — 7.0%
Investment Company — 7.0%
17,576,415	JPMorgan Liquid Assets Money Market Fund (b) (Cost $17,576,415)	17,576,415

PRINCIPAL AMOUNT($)		($)
Investments of Cash Collateral for Securities on Loan — 9.1%
	Certificates of Deposit — 0.8%
1,000,000	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	1,000,000
999,738	Societe Generale, New York, FRN, 5.34%, 06/20/07	999,738
		1,999,738

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	Corporate Notes — 1.8%
750,000	Banque Federative Du Credit, FRN, 5.35%, 07/13/07	750,000
	Beta Finance Inc., FRN,
100,000	5.37%, 01/15/08	100,000
1,000,075	5.38%, 03/15/07	1,000,075
1,000,000	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	1,000,000
749,955	Macquarie Bank Ltd., FRN, 5.37%, 01/29/08	749,955
1,000,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	1,000,000
		4,600,030
	Funding Agreement — 0.2%
500,000	Beneficial Life Insurance Co., FRN, 5.48%, 03/29/07	500,000
	Repurchase Agreement — 6.3%
4,200,000	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $4,202,483, collateralized by U.S. Government Agency Mortgages	4,200,000
3,500,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,502,065, collateralized by U.S. Government Agency Mortgages	3,500,000
4,200,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $4,202,478, collateralized by U.S. Government Agency Mortgages	4,200,000
4,134,829	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $4,137,273, collateralized by U.S. Government Agency Mortgages	4,134,829
		16,034,829
	Total Investments of Cash Collateral for Securities on Loan (Cost $23,134,597)	23,134,597

	Total Investments — 108.5% (Cost $275,572,356)	273,600,750
	Liabilities in Excess of Other Assets — (8.5)%	(21,445,101)
	NET ASSETS — 100.0%	$252,155,649

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g) —	Amount rounds to less than 0.1%.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, and when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM —	Adjustable Rate Mortgage.

CMO —	Collateralized Mortgage Obligation.

FRN —	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

GO —	General Obligation.

HB —	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

IF —	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of December 31, 2006. The rate may be subject to a cap and floor.

IO —	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO —	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS —	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB —	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2006.

VAR —	Variable Rate Note. The interest rate shown is the rate in effect at December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$256,024,335
Investments in affiliates, at value	17,576,415
Total investment securities, at value	273,600,750
Cash	11,757
Receivables:
Investment securities sold	159,302
Portfolio shares sold	672,567
Interest and dividends	1,359,327
Prepaid expenses and other assets	366
Total Assets	275,804,069

LIABILITIES:
Payables:
Collateral for securities lending program	23,134,597
Portfolio shares redeemed	370,268
Accrued liabilities:
Investment advisory fees	79,482
Administration fees	22,346
Distribution fees	3
Other	41,724
Total Liabilities	23,648,420
Net Assets	$252,155,649

NET ASSETS:
Paid in capital	$244,143,099
Accumulated undistributed (distributions in excess of) net investment income	12,598,436
Accumulated net realized gains (losses)	(2,614,280)
Net unrealized appreciation (depreciation)	(1,971,606)
Total Net Assets	$252,155,649

Net Assets:
Class 1	$252,140,181
Class 2	15,468
Total	$252,155,649
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	22,322,848
Class 2	1,370
Net asset value, offering and redemption price per share:
Class 1	$11.30
Class 2	11.29

Cost of investments	$275,572,356
Market value of securities on loan	22,643,162

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
For the YEAR Ended DECEMBER 31, 2006

Core Bond Portfolio
INVESTMENT INCOME:
Interest income	$13,468,397
Dividend income from affiliates (a)	960,182
Income from securities lending (net)	28,383
Total investment income	14,456,962

EXPENSES:
Investment advisory fees	1,340,051
Administration fees	332,149
Distribution fees—Class 2	15
Custodian and accounting fees	20,101
Professional fees	67,320
Trustees’ and Officers’ fees	4,147
Transfer agent fees	11,870
Printing and mailing costs	141,190
Other	32,391
Total expenses	1,949,234
Less amounts waived	(127,860)
Less earnings credits	(588)
Net expenses	1,820,786
Net investment income (loss)	12,636,176

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(1,458,598)
Change in net unrealized appreciation (depreciation) of investments	(1,931,371)
Net realized/unrealized gains (losses)	(3,389,969)
Change in net assets resulting from operations	$9,246,207

(a)	Includes reimbursements of investment advisory, administration fees and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,636,176	$12,719,927
Net realized gain (loss)	(1,458,598)	(496,662)
Change in net unrealized appreciation (depreciation)	(1,931,371)	(5,583,304)
Change in net assets resulting from operations	9,246,207	6,639,961

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(12,776,052)	(9,957,150)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(71,653,539)	95,695,556

NET ASSETS:
Change in net assets	(75,183,384)	92,378,367
Beginning of period	327,339,033	234,960,666
End of period	$252,155,649	$327,339,033
Accumulated undistributed (distributions in excess of) net investment income	$12,598,436	$12,738,872

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$64,392,680	$119,235,411
Dividends reinvested	12,776,052	9,957,150
Cost of shares redeemed	(148,837,346)	(33,497,005)
Change in net assets from Class 1 capital transactions	$(71,668,614)	$95,695,556

Class 2 (a)
Proceeds from shares issued	$15,075	$—
Change in net assets from Class 2 capital transactions	$15,075	$—

SHARE TRANSACTIONS:
Class 1
Issued	5,824,077	10,620,278
Reinvested	1,187,366	910,993
Redeemed	(13,769,215)	(2,978,384)
Change in Class 1 Shares	(6,757,772)	8,552,887

Class 2 (a)
Issued	1,370	—
Change in Class 2 Shares	1,370	—

(a)	Commencement of offering class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2006	$11.26	$0.54	$(0.08)	$0.46	$(0.42)	$—	$(0.42)
Year Ended December 31, 2005	11.45	0.40	(0.14)	0.26	(0.45)	—	(0.45)
Year Ended December 31, 2004	11.58	0.46	0.01	0.47	(0.60)	—	(0.60)
Year Ended December 31, 2003	11.83	0.59	(0.15)	0.44	(0.69)	—	(0.69)
Year Ended December 31, 2002	10.80	0.70	0.37	1.07	— (e)	(0.04)	(0.04)

Class 2
August 16, 2006(d) through December 31, 2006	11.00	0.18	0.11	0.29	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.30	4.23%	$252,140	0.65%	4.52%	0.70%	13%
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15
11.58	3.87	189,747	0.75	5.50	0.81	21
11.83	9.99	167,767	0.75	6.38	0.81	26

11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Core Bond Portfolio	Class 1 and Class 2

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Bond Portfolio to JPMorgan Insurance Trust Core Bond Portfolio and designated the existing shares as Class 1 Shares.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets, and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142%

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$9,598	$23,134,597	$22,643,162

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$560	$(560)	$—

The reclassification for the Portfolio relates primarily to deferred compensation.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $48,282.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1		Class 2
0.60	%*	0.85%

*	0.73% prior to May 1, 2006

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages above are in place until at least April 30, 2007, and August 15, 2007, for Class 1 and Class 2 Shares, respectively.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $127,860. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$11,368,080	$53,304,049	$23,045,106	$39,813,747

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$275,572,366	$2,536,054	$4,507,670	$(1,971,616)

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$12,776,052	$12,776,052

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,957,150	$9,957,150

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$12,603,975	$(2,614,270)	$(1,971,616)

For the Portfolio, the cumulative timing differences primarily consist of deferred compensation.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

Expires
2011	2012	2014	Total
$399,943	$224,214	$1,990,113	$2,614,270

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio, formerly JPMorgan Investment Trust Bond Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   29

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   31

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,049.20	$3.05	0.59%
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class 2
Actual**	1,000.00	1,026.40	3.22	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the actual period).

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Core Bond Portfolio’s performance in the third, first and first quintiles

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

for the one, three and five year periods respectively and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Insurance Trust Core Bond Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   35

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Treasury Income

For the year ended December 31, 2006, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 17.93%.

36   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITCBP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Equity Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26
Additional Shareholder Information	27

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Equity Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$148,091,598
Primary Benchmark*	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities, returned 16.15% (Class 1 Shares) for the 12 months ended December 31, 2006, compared to the 15.80% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due to stock selection in the software and services, retail and autos and transportation sectors. During the period, in the retail sector, an overweight position in Kohl’s Corp., the department store chain, contributed to returns. Its share price was buoyed by impressive growth in net income and an increase in gross margins. In addition, we believe that many of the tactical changes implemented by management are helping Kohl’s run its stores more efficiently. New brand and marketing initiatives provided a strong boost to the number of transactions, particularly in its home and men’s apparel departments, while inventory management approaches allowed stores to keep inventory down while adapting to consumer tastes. Another top contributor for the year was RenaissanceRe Holdings Ltd., the reinsurance company, in which we had an overweight. RenaissanceRe reported one of its strongest quarters in its history late in the period as it benefited from low catastrophe losses, positive reserve development and strong investment income growth.

Detracting from performance was stock selection in the telecommunications, energy and industrial cyclical sectors. At the stock-specific level, an overweight in eBay, Inc. and underweight in Schlumberger Ltd. negatively affected returns. eBay, the online marketplace, was a top detractor during the year as the stock lost more than half its value since the end of 2004, evaporating $40 billion in shareholder wealth. The market further shrugged off an attempt by management to increase earnings-per-share through a $2 billion, two-year buyback of the stock. An underweight in Schlumberger, the oilfield services company, also detracted as the company experienced strong demand and produced strong earnings. The stock remained elevated as customers looked to the company for oil services and drilling equipment in light of record crude oil prices. However, the recent correction in commodities will leave the firm largely dependent on rig activity as a source of growth over the short term, so we remain underweight in the name.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Effective November 1, 2006, the Portfolio underwent several changes including a change to its portfolio management team. Although the Portfolio remains research-driven, the portfolio manager uses his input and insights to manage the Portfolio.

The Portfolio utilizes active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure stock selection is the principal source of the potential excess return in the Portfolio, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally within ±3%. We also stay fully invested at all times, with frictional cash limited to no more than 5% of Portfolio value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Electric Co.	4.3%
2.	Exxon Mobil Corp.	3.2
3.	Citigroup, Inc.	3.1
4.	Microsoft Corp.	3.0
5.	Procter & Gamble Co.	2.7
6.	Altria Group, Inc.	2.6
7.	Johnson Controls, Inc.	2.5
8.	Staples, Inc.	2.3
9.	Bank of America Corp.	2.2
10.	Cisco Systems, Inc.	2.0

PORTFOLIO COMPOSITION***

Financials	20.7%
Information Technology	17.2
Health Care	10.9
Industrials	10.6
Consumer Staples	10.4
Consumer Discretionary	10.1
Energy	9.3
Telecommunication Services	4.4
Utilities	3.7
Materials	2.9
Short-Term Investment	0.3
Investments of Cash Collateral for Securities on Loan	11.2

*	The Portfolio’s benchmark changed to the S&P 500 Index, effective November 1, 2006.

**	The portfolio team was modified and the investment objective and strategies changed on November 1, 2006. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	16.15%	4.08%	5.03%
CLASS 2 SHARES	8/16/06	16.01	4.05	5.02

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. The Portfolio’s past performance would have been different if the Portfolio was managed using the current objectives and strategies.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Equity Portfolio, the S&P 500 Index and the S&P SuperComposite 1500 Index for December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The benchmark index for the Portfolio has changed from the S&P SuperComposite 1500 Index to the S&P 500 Index in order to better represent the revised investment policies of the Portfolio. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.2%
	Common Stock — 100.2%
	Aerospace & Defense — 2.0%
16,400	Goodrich Corp. (c)	747,020
15,700	Honeywell International, Inc.	710,268
24,970	United Technologies Corp.	1,561,124
		3,018,412
	Auto Components — 2.5%
43,200	Johnson Controls, Inc. (c)	3,711,744
	Beverages — 0.9%
9,140	Coca-Cola Co. (The)	441,005
14,200	PepsiCo, Inc. (c)	888,210
		1,329,215
	Biotechnology — 2.2%
41,008	Amgen, Inc. (a)	2,801,256
12,900	MedImmune, Inc. (a) (c)	417,573
		3,218,829
	Capital Markets — 4.1%
18,400	Bank of New York Co., Inc. (The)	724,408
4,000	Franklin Resources, Inc.	440,680
28,832	Morgan Stanley (c)	2,347,790
29,600	State Street Corp. (c)	1,996,224
39,100	TD AMERITRADE Holding Corp. (c)	632,638
		6,141,740
	Chemicals — 2.3%
6,200	Monsanto Co.	325,686
37,460	Praxair, Inc.	2,222,502
17,400	Rohm & Haas Co.	889,488
		3,437,676
	Commercial Banks — 4.4%
6,200	Marshall & Ilsley Corp.	298,282
13,100	SunTrust Banks, Inc.	1,106,295
21,420	U.S. Bancorp (c)	775,190
26,000	Wachovia Corp.	1,480,700
80,316	Wells Fargo & Co.	2,856,037
		6,516,504
	Commercial Services & Supplies — 0.2%
7,500	Waste Management, Inc.	275,775
	Communications Equipment — 5.6%
110,200	Cisco Systems, Inc. (a)	3,011,766
100,200	Corning, Inc. (a) (c)	1,874,742
18,000	Juniper Networks, Inc. (a) (c)	340,920
79,000	Motorola, Inc.	1,624,240
39,700	QUALCOMM, Inc.	1,500,263
		8,351,931
	Computers & Peripherals — 3.6%
9,610	Apple Computer, Inc. (a)	815,312
21,900	Dell, Inc. (a) (c)	549,471
44,100	EMC Corp. (a) (c)	582,120
38,670	Hewlett-Packard Co.	1,592,817
17,452	International Business Machines Corp.	1,695,462
26,100	Sun Microsystems, Inc. (a)	141,462
		5,376,644
	Consumer Finance — 0.6%
13,800	American Express Co.	837,246
	Diversified Financial Services — 5.8%
60,637	Bank of America Corp.	3,237,410
12,920	CIT Group, Inc.	720,548
81,834	Citigroup, Inc.	4,558,154
		8,516,112
	Diversified Telecommunication Services — 3.6%
45,038	AT&T, Inc. (c)	1,610,109
13,000	BellSouth Corp.	612,430
12,900	Embarq Corp.	678,024
64,492	Verizon Communications, Inc.	2,401,682
		5,302,245
	Electric Utilities — 2.8%
45,400	Duke Energy Corp.	1,507,734
37,200	Edison International	1,691,856
28,900	Northeast Utilities (c)	813,824
		4,013,414
	Energy Equipment & Services — 2.1%
10,200	Baker Hughes, Inc.	761,532
32,100	Schlumberger Ltd. (c)	2,027,436
7,000	Weatherford International Ltd. (a) (c)	292,530
		3,081,498
	Food & Staples Retailing — 3.2%
9,700	CVS Corp. (c)	299,827
7,300	Safeway, Inc. (c)	252,288
47,200	SUPERVALU, Inc. (c)	1,687,400
68,870	SYSCO Corp.	2,531,661
		4,771,176
	Food Products — 0.6%
7,700	General Mills, Inc.	443,520
8,700	Wm. Wrigley, Jr., Co.	449,964
		893,484
	Health Care Equipment & Supplies — 0.5%
13,800	Medtronic, Inc. (c)	738,438

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 1.4%
13,020	Aetna, Inc.	562,203
10,300	Caremark Rx, Inc. (c)	588,233
7,700	UnitedHealth Group, Inc.	413,721
7,020	WellPoint, Inc. (a)	552,404
		2,116,561
	Hotels, Restaurants & Leisure — 1.1%
26,400	Hilton Hotels Corp.	921,360
11,500	Starwood Hotels & Resorts Worldwide, Inc. (c)	718,750
		1,640,110
	Household Products — 2.7%
61,507	Procter & Gamble Co.	3,953,055
	Industrial Conglomerates — 5.2%
8,500	3M Co.	662,405
172,975	General Electric Co.	6,436,400
21,300	Tyco International Ltd. (Bermuda)	647,520
		7,746,325
	Insurance — 4.7%
18,030	AMBAC Financial Group, Inc.	1,605,932
290	Berkshire Hathaway, Inc., Class B (a) (c)	1,063,140
15,300	Genworth Financial, Inc.	523,413
16,470	Hartford Financial Services Group, Inc.	1,536,816
36,220	RenaissanceRe Holdings Ltd. (Bermuda)	2,173,200
		6,902,501
	Internet Software & Services — 1.8%
7,300	eBay, Inc. (a)	219,511
3,070	Google, Inc., Class A (a)	1,413,674
42,100	Yahoo!, Inc. (a) (c)	1,075,234
		2,708,419
	IT Services — 0.5%
8,400	Computer Sciences Corp. (a)	448,308
9,462	Sabre Holdings Corp., Class A	301,743
		750,051
	Machinery — 1.3%
7,395	AGCO Corp. (a) (c)	228,801
6,100	Danaher Corp. (c)	441,884
9,100	Deere & Co. (c)	865,137
7,300	Joy Global, Inc. (c)	352,882
		1,888,704
	Media — 3.3%
18,580	CBS Corp., Class B (c)	579,325
22,700	Comcast Corp., Class A (a)	960,891
4,900	Gannett Co., Inc.	296,254
68,260	News Corp., Class A	1,466,225
21,900	Time Warner, Inc.	476,982
11,280	Viacom, Inc., Class B (a)	462,818
17,600	Walt Disney Co.	603,152
		4,845,647
	Metals & Mining — 0.6%
15,100	Alcan, Inc. (Canada)	735,974
2,000	United States Steel Corp.	146,280
		882,254
	Multi-Utilities — 0.9%
13,000	DTE Energy Co. (c)	629,330
32,600	Xcel Energy, Inc. (c)	751,756
		1,381,086
	Multiline Retail — 0.6%
12,380	Kohl’s Corp. (a) (c)	847,163
	Oil, Gas & Consumable Fuels — 7.2%
28,400	Apache Corp.	1,888,884
12,000	Devon Energy Corp.	804,960
4,600	EOG Resources, Inc. (c)	287,270
62,409	Exxon Mobil Corp.	4,782,402
52,200	Occidental Petroleum Corp.	2,548,926
8,900	XTO Energy, Inc. (c)	418,745
		10,731,187
	Personal Products — 0.4%
19,179	Avon Products, Inc. (c)	633,674
	Pharmaceuticals — 6.8%
52,200	Abbott Laboratories	2,542,662
4,600	Eli Lilly & Co.	239,660
10,800	Johnson & Johnson	713,016
39,700	Merck & Co., Inc.	1,730,920
85,300	Schering-Plough Corp. (c)	2,016,492
7,260	Sepracor, Inc. (a) (c)	447,071
45,450	Wyeth	2,314,314
		10,004,135
	Real Estate Investment Trusts (REITs) — 0.8%
12,353	Apartment Investment & Management Co. (c)	692,015
18,200	Host Hotels & Resorts, Inc. (c)	446,810
		1,138,825
	Road & Rail — 1.9%
9,900	CSX Corp. (c)	340,857
48,900	Norfolk Southern Corp. (c)	2,459,181
		2,800,038

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 2.2%
25,400	Altera Corp. (a) (c)	499,872
5,600	KLA-Tencor Corp. (c)	278,600
53,300	Linear Technology Corp.	1,616,056
36,100	Xilinx, Inc.	859,541
		3,254,069
	Software — 3.5%
148,205	Microsoft Corp.	4,425,401
46,240	Oracle Corp. (a)	792,554
		5,217,955
	Specialty Retail — 2.6%
12,447	Advance Auto Parts, Inc.	442,615
125,720	Staples, Inc.	3,356,724
		3,799,339
	Thrifts & Mortgage Finance — 0.3%
9,900	Washington Mutual, Inc.	450,351
	Tobacco — 2.6%
45,658	Altria Group, Inc.	3,918,369
	Wireless Telecommunication Services — 0.8%
13,400	Crown Castle International Corp. (a) (c)	432,820
39,938	Sprint Nextel Corp. (c)	754,429
		1,187,249
	Total Common Stocks (Cost $134,269,845)	148,329,150
Short-Term Investment — 0.3%
	Investment Company — 0.3%
540,813	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $540,813)	540,813

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 11.2%
	Certificate of Deposit — 0.7%
999,738	Societe Generale, New York, FRN, 5.34%, 06/20/07	999,738
	Repurchase Agreements — 10.5%
3,586,378	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,588,498, collateralized by U.S. Government Agency Mortgages	3,586,378
3,000,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,001,770, collateralized by U.S. Government Agency Mortgages	3,000,000
3,000,000	HSBC Securities, Inc., 5.28%, dated 12/29/06, due 01/02/07, repurchase price $3,001,760, collateralized by U.S. Government Agency Mortgages	3,000,000
3,000,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $3,001,770, collateralized by U.S. Government Agency Mortgages	3,000,000
3,000,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, price $3,001,773, collateralized by U.S. Government Agency Mortgages	3,000,000
		15,586,378
	Total Investments of Cash Collateral for Securities on Loan (Cost $16,586,116)	16,586,116

	Total Investments — 111.7% (Cost $151,396,774)	165,456,079
	Liabilities in Excess of Other Assets — (11.7)%	(17,364,481)
	NET ASSETS — 100.0%	$148,091,598

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$164,915,266
Investments in affiliates, at value	540,813
Total investment securities, at value	165,456,079
Cash	21,982
Receivables:
Portfolio shares sold	37,951
Interest and dividends	236,697
Total Assets	165,752,709

LIABILITIES:
Payables:
Investment securities purchased	349,517
Collateral for securities lending program	16,586,116
Portfolio shares redeemed	599,208
Accrued liabilities:
Investment advisory fees	67,149
Administration fees	11,150
Custodian and accounting fees	4,924
Distribution fees	3
Trustees’ and Officers’ fees	229
Other	42,815
Total Liabilities	17,661,111
Net Assets	$148,091,598

NET ASSETS:
Paid in capital	$127,609,447
Accumulated undistributed (distributions in excess of) net investment income	1,544,948
Accumulated net realized gains (losses)	4,877,898
Net unrealized appreciation (depreciation)	14,059,305
Total Net Assets	$148,091,598

Net Assets:
Class 1	$148,074,863
Class 2	16,735
Total	$148,091,598

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	8,410,977
Class 2	952

Net asset value, offering and redemption price per share:
Class 1	$17.60
Class 2	17.58

Cost of investments	$151,396,774
Market value of securities on loan	16,206,023

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income	$2,730,603
Dividend income from affiliates (a)	59,021
Income from securities lending (net)	13,528
Foreign taxes withheld	(2,224)
Total investment income	2,800,928

EXPENSES:
Investment advisory fees	907,920
Administration fees	171,637
Distribution fees — Class 2	15
Custodian and accounting fees	42,186
Professional fees	55,061
Trustees’ and Officers’ fees	2,208
Transfer agent fees	2,364
Printing and mailing costs	84,614
Other	17,505
Total expenses	1,283,510
Less amounts waived	(32,856)
Less earnings credits	(48)
Net expenses	1,250,606
Net investment income (loss)	1,550,322

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	15,873,849
Change in net unrealized appreciation (depreciation) of investments	4,700,047
Net realized/unrealized gains (losses)	20,573,896
Change in net assets resulting from operations	$22,124,218

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,550,322	$1,258,430
Net realized gain (loss)	15,873,849	1,289,618
Change in net unrealized appreciation (depreciation)	4,700,047	528,086
Change in net assets resulting from operations	22,124,218	3,076,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,258,754)	(1,655,906)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(23,906,621)	(28,410,346)

NET ASSETS:
Change in net assets	(3,041,157)	(26,990,118)
Beginning of period	151,132,755	178,122,873
End of period	$148,091,598	$151,132,755
Accumulated undistributed (distributions in excess of) net investment income	$1,544,948	$1,254,721

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$5,342,152	$10,861,692
Dividends reinvested	1,258,754	1,655,906
Cost of shares redeemed	(30,522,602)	(40,927,944)
Change in net assets from Class 1 capital transactions	$(23,921,696)	$(28,410,346)

Class 2 (a)
Proceeds from shares issued	$15,075	$—
Change in net assets from Class 2 capital transactions	$15,075	$—

SHARE TRANSACTIONS:
Class 1
Issued	335,901	737,627
Reinvested	79,719	114,516
Redeemed	(1,897,498)	(2,773,115)
Change in Class 1 Shares	(1,481,878)	(1,920,972)

Class 2 (a)
Issued	952	—
Change in Class 2 Shares	952	—

(a)	Commencement of offering class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class 1
Year Ended December 31, 2006	$15.28	$0.19	$2.26	$2.45	$(0.13)	$(0.13)
Year Ended December 31, 2005	15.08	0.13	0.21	0.34	(0.14)	(0.14)
Year Ended December 31, 2004	14.19	0.14	0.85	0.99	(0.10)	(0.10)
Year Ended December 31, 2003	11.35	0.10	2.82	2.92	(0.08)	(0.08)
Year Ended December 31, 2002	14.89	0.08	(3.62)	(3.54)	—	—

Class 2
August 16, 2006 (d) to December 31, 2006	15.84	0.05	1.69	1.74	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.60	16.15%	$148,075	0.85%	1.05%	0.87%	129%
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84
14.19	25.93	161,287	0.91	0.85	0.93	32
11.35	(23.77)	116,329	0.92	0.68	0.93	18

17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Equity Portfolio	Class 1 and Class 2

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Diversified Equity Portfolio to JPMorgan Insurance Trust Diversified Equity Portfolio and designated existing shares as Class 1 Shares.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$4,640	$16,586,116	$16,206,023

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(1,424)	$(1,341)	$2,765

For the Portfolio, the reclassification relates primarily to deferred compensation and distributions received from investments in REITs.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $2,594.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1		Class 2
0.80	%*	1.05%

*	0.95% prior to May 1, 2006

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages above are in place until at least April 30, 2007, August 15, 2007, for Class 1 and Class 2 Shares, respectively.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived Investment Advisory fees for the Portfolio in the amount of $32,856. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$188,944,236	$210,766,803

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$153,088,089	$13,090,617	$722,627	$12,367,990

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,258,754	$1,258,754

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,655,906	$1,655,906

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,990,445	$5,126,377	$12,367,990

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

During the year ended December 31, 2006, the Portfolio utilized capital loss carryforwards of $9,974,846.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Equity Portfolio, formerly JPMorgan Investment Trust Diversified Equity Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,139.90	$4.31	0.80%
Hypothetical*	1,000.00	1,021.17	4.08	0.80

Class 2
Actual**	1,000.00	1,109.80	4.19	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the actual period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Diversified Equity Portfolio’s performance in the fifth, fifth and fourth quintiles for the one, three and five year periods, respectively. The Trustees considered the Advisor’s analysis of the Portfolio’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

also noted changes to the investment objective and processes which were approved by Trustees and submitted for shareholder approval at an upcoming shareholder meeting. The Trustees requested the Portfolio’s Advisor to similarly review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Diversified Equity Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

99.97% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Additional Shareholder Information
(Unaudited)

Results of a Special Meeting of Shareholders

On September 22, 2006, a Special Meeting of Shareholders was held to approve the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective. The following table provides the number of votes cast for, withheld or against, as well as the number of abstentions.

Votes For	Votes Against	Abstentions
7,940,041.682	711,744.280	719,809.367

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITDEP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$164,971,739
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 11.39% (Class 1 Shares) over the 12 months ended December 31, 2006, compared to the 10.66% return for the Russell Midcap Growth Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the information technology, telecommunication service and industrial sectors. At the individual stock level, Alliance Data Systems Corp., a transaction, credit and marketing service provider, negotiated new business agreements with specialty retailers, including New York & Co. and Goody’s, to provide co-branded credit cards. In addition, the company announced strong quarterly results, solid organic growth and a $70 million acquisition of CPC Associates, which was well received by investors. Amphenol Corp., an electronic and fiber optic connector manufacturer, experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. NVIDIA Corp., a graphics chip manufacturer, posted solid performance, driven by strong demand for graphics processors (GPUs), desktops, laptops and handheld devices.

On the negative side, stock selection in the healthcare sector, and underweights in the materials and utility sectors hurt returns. In particular, Jabil Circuit Inc., a global leader in electronic manufacturing services (EMS), was negatively affected by operational issues, which investors feared would continue to detract from future earnings. Omnicare Inc., a nursing home pharmacy provider, restated first-quarter earnings to establish a litigation settlement reserve relating to three of the company’s generic drugs under scrutiny by the U.S. government and several states. In addition, the company filed a law suit against healthcare provider UnitedHealth Group Inc., alleging that UnitedHealth engaged in anti-competitive contract negotiations for Medicare prescription drug plans. PDL BioPharma Inc., a biotechnology company, lowered 2006 revenue expectations and raised its research-and-development (R&D) expense guidance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained above-average growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Amphenol Corp., Class A	2.0%
2.	DaVita, Inc.	1.9
3.	Roper Industries, Inc.	1.8
4.	General Cable Corp.	1.6
5.	Lincare Holdings, Inc.	1.6
6.	NII Holdings, Inc.	1.5
7.	VeriFone Holdings, Inc.	1.5
8.	Harris Corp.	1.3
9.	GameStop Corp., Class A	1.3
10.	Time Warner Telecom, Inc., Class A	1.3

PORTFOLIO COMPOSITION**

Information Technology	23.8%
Consumer Discretionary	19.5
Industrials	15.6
Health Care	15.0
Financials	11.3
Energy	6.3
Telecommunication Services	5.6
Consumer Staples	1.3
Utilities	0.8
Short-Term Investment	1.4
Investments of Cash Collateral for Securities on Loan	20.0

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	11.39%	7.19%	11.70%
CLASS 2 SHARES	8/16/06	11.28	7.17	11.69

TEN YEAR PERFORMANCE (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio and the Russell Midcap Growth Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.3%
24,850	Precision Castparts Corp.	1,945,258
28,650	Rockwell Collins, Inc.	1,813,259
		3,758,517
	Airlines — 1.5%
20,200	Continental Airlines, Inc., Class B (a) (c)	833,250
66,150	Skywest, Inc. (c)	1,687,487
		2,520,737
	Biotechnology — 1.6%
30,950	Celgene Corp. (a)	1,780,554
22,900	Vertex Pharmaceuticals, Inc. (a) (c)	856,918
		2,637,472
	Capital Markets — 4.5%
16,050	Affiliated Managers Group, Inc. (a) (c)	1,687,336
45,900	E*Trade Financial Corp. (a)	1,029,078
26,650	Investment Technology Group, Inc. (a)	1,142,752
34,837	Lazard Ltd., Class A (Bermuda)	1,649,184
44,800	T. Rowe Price Group, Inc.	1,960,896
		7,469,246
	Commercial Banks — 0.9%
17,400	Zions Bancorporation	1,434,456
	Commercial Services & Supplies — 6.1%
48,600	Brady Corp., Class A (c)	1,811,808
14,300	Corporate Executive Board Co.	1,254,110
43,600	Corrections Corp. of America (a)	1,972,028
87,400	Steelcase, Inc. (c)	1,587,184
26,600	Stericycle, Inc. (a) (c)	2,008,300
33,600	Waste Connections, Inc. (a) (c)	1,396,080
		10,029,510
	Communications Equipment — 1.3%
46,800	Harris Corp.	2,146,248
	Computers & Peripherals — 4.0%
41,200	NCR Corp. (a)	1,761,712
45,100	Network Appliance, Inc. (a)	1,771,528
65,000	Seagate Technology (Cayman Islands)	1,722,500
256,500	Sun Microsystems, Inc. (a)	1,390,230
		6,645,970
	Diversified Consumer Services — 1.8%
19,700	ITT Educational Services, Inc. (a)	1,307,489
31,000	Weight Watchers International, Inc.	1,628,430
		2,935,919
	Diversified Financial Services — 2.3%
7,600	CBOT Holdings, Inc., Class A (a)	1,151,172
27,200	CIT Group, Inc.	1,516,944
24,600	International Securities Exchange Holdings, Inc.	1,151,034
		3,819,150
	Diversified Telecommunication Services — 2.1%
41,300	NeuStar, Inc., Class A (a)	1,339,772
105,900	Time Warner Telecom, Inc., Class A (a)	2,110,587
		3,450,359
	Electrical Equipment — 3.4%
60,800	General Cable Corp. (a)	2,657,568
57,850	Roper Industries, Inc.	2,906,384
		5,563,952
	Electronic Equipment & Instruments — 2.9%
52,150	Amphenol Corp., Class A	3,237,472
78,912	Ingram Micro, Inc. (a)	1,610,594
		4,848,066
	Energy Equipment & Services — 3.3%
33,250	BJ Services Co.	974,890
18,500	FMC Technologies, Inc. (a)	1,140,155
17,000	National Oilwell Varco, Inc. (a)	1,040,060
13,400	Noble Corp.	1,020,410
32,100	Oceaneering International, Inc. (a)	1,274,370
		5,449,885
	Food & Staples Retailing — 0.9%
42,500	Safeway, Inc.	1,468,800
	Gas Utilities — 0.8%
15,200	Questar Corp.	1,262,360
	Health Care Equipment & Supplies — 2.8%
21,200	Advanced Medical Optics, Inc. (a) (c)	746,240
20,300	Hologic, Inc. (a) (c)	959,784
14,700	Idexx Laboratories, Inc. (a)	1,165,710
35,600	Mentor Corp. (c)	1,739,772
		4,611,506
	Health Care Providers & Services — 5.2%
56,500	DaVita, Inc. (a)	3,213,720
66,200	Lincare Holdings, Inc. (a)	2,637,408
22,600	Medco Health Solutions, Inc. (a)	1,207,744
46,400	VCA Antech, Inc. (a) (c)	1,493,616
		8,552,488
	Health Care Technology — 1.0%
36,600	Cerner Corp. (a)	1,665,300

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 4.4%
67,000	Burger King Holdings, Inc. (a) (c)	1,413,700
18,100	Chipotle Mexican Grill, Inc., Class A (a) (c)	1,031,700
37,900	International Game Technology	1,750,980
58,900	Scientific Games Corp., Class A (a) (c)	1,780,547
43,100	Tim Hortons, Inc. (Canada)	1,248,176
		7,225,103
	Household Durables — 0.7%
21,300	Garmin Ltd. (Cayman Islands) (c)	1,185,558
	Insurance — 3.6%
15,000	Everest Re Group Ltd. (Barbados)	1,471,650
27,100	Hanover Insurance Group, Inc. (The)	1,322,480
52,200	OneBeacon Insurance Group Ltd. (a)	1,461,600
58,100	Security Capital Assurance Ltd. (Bermuda)	1,616,923
		5,872,653
	Internet & Catalog Retail — 1.4%
40,300	Coldwater Creek, Inc. (a) (c)	988,156
30,700	Priceline.com, Inc. (a) (c)	1,338,827
		2,326,983
	Internet Software & Services — 1.2%
16,400	Akamai Technologies, Inc. (a)	871,168
20,100	Digital River, Inc. (a) (c)	1,121,379
		1,992,547
	IT Services — 4.2%
32,150	Alliance Data Systems Corp. (a)	2,008,410
41,279	CheckFree Corp. (a) (c)	1,657,765
10,900	Cognizant Technology Solutions Corp., Class A (a)	841,044
70,100	VeriFone Holdings, Inc. (a) (c)	2,481,540
		6,988,759
	Leisure Equipment & Products — 0.9%
39,300	Pool Corp. (c)	1,539,381
	Life Sciences Tools & Services — 1.1%
31,000	Covance, Inc. (a)	1,826,210
	Machinery — 0.6%
13,400	Parker-Hannifin Corp.	1,030,192
	Marine — 0.9%
23,600	American Commercial Lines, Inc. (a) (c)	1,546,036
	Office Electronics — 0.7%
34,300	Zebra Technologies Corp., Class A (a)	1,193,297
	Oil, Gas & Consumable Fuels — 3.0%
19,100	Apache Corp.	1,270,341
38,100	Forest Oil Corp. (a)	1,245,108
32,050	Southwestern Energy Co. (a)	1,123,352
26,600	XTO Energy, Inc.	1,251,530
		4,890,331
	Personal Products — 0.4%
18,846	Bare Escentuals, Inc. (a)	585,545
	Pharmaceuticals — 3.3%
43,750	Adams Respiratory Therapeutics, Inc. (a) (c)	1,785,437
15,200	Allergan, Inc.	1,820,048
28,600	Shire plc ADR (United Kingdom) (c)	1,766,336
		5,371,821
	Semiconductors & Semiconductor Equipment — 4.0%
34,400	Broadcom Corp., Class A (a)	1,111,464
33,050	KLA-Tencor Corp.	1,644,237
32,300	MEMC Electronic Materials, Inc. (a)	1,264,222
36,715	Microchip Technology, Inc.	1,200,581
39,100	NVIDIA Corp. (a)	1,447,091
		6,667,595
	Software — 5.5%
77,700	Activision, Inc. (a)	1,339,548
32,450	Adobe Systems, Inc. (a)	1,334,344
42,350	Amdocs Ltd. (United Kingdom) (a)	1,641,062
100,800	BEA Systems, Inc. (a)	1,268,064
44,500	Citrix Systems, Inc. (a)	1,203,725
24,100	Salesforce.com, Inc. (a)	878,445
56,500	Sybase, Inc. (a)	1,395,550
		9,060,738
	Specialty Retail — 7.4%
68,500	Circuit City Stores, Inc.	1,300,130
38,500	GameStop Corp., Class A (a) (c)	2,121,735
54,800	Office Depot, Inc. (a)	2,091,716
57,300	PetSmart, Inc.	1,653,678
51,300	Tiffany & Co.	2,013,012
61,000	TJX Cos., Inc.	1,739,720
51,700	United Auto Group, Inc. (c)	1,218,569
		12,138,560
	Textiles, Apparel & Luxury Goods — 2.9%
33,000	Coach, Inc. (a)	1,417,680
45,400	Jones Apparel Group, Inc.	1,517,722
23,250	Polo Ralph Lauren Corp.	1,805,595
		4,740,997
	Trading Companies & Distributors — 0.8%
32,200	GATX Corp. (c)	1,395,226

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.5%
36,900	American Tower Corp., Class A (a)	1,375,632
38,550	NII Holdings, Inc. (a) (c)	2,484,162
32,700	Rogers Communications, Inc. (Canada), Class B (a)	1,948,920
		5,808,714
	Total Common Stocks (Cost $147,482,587)	163,656,187
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,264,290	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,264,290)	2,264,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 20.0%
	Certificates of Deposit — 1.6%
1,400,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	1,400,000
1,299,659	Societe Generale, New York, FRN, 5.34%, 06/20/07	1,299,659
		2,699,659
	Corporate Notes — 5.8%
1,500,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	1,500,000
750,000	Banque Federative Du Credit, FRN, 5.35%, 07/13/07	750,000
1,500,112	Beta Finance, Inc., FRN, 5.38%, 03/15/07	1,500,112
1,600,000	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	1,600,000
1,200,000	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	1,200,000
486,577	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	486,577
1,000,000	Morgan Stanley, FRN, 5.49%, 01/29/08	1,000,000
1,500,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	1,500,000
		9,536,689
	Repurchase Agreements — 12.6%
6,764,369	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $6,768,367, collateralized by U.S. Government Agency Mortgages	6,764,369
6,250,000	Bear Stearns, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $6,253,688, collateralized by U.S. Government Agency Mortgages	6,250,000
5,000,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $5,002,950, collateralized by U.S. Government Agency Mortgages	5,000,000
2,719,010	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,720,616, collateralized by U.S. Government Agency Mortgages	2,719,010
		20,733,379
	Total Investments of Cash Collateral for Securities on Loan (Cost $32,969,727)	32,969,727

	Total Investments — 120.6% (Cost $182,716,604)	198,890,204
	Liabilities in Excess of Other Assets — (20.6)%	(33,918,465)
	NET ASSETS — 100.0%	$164,971,739

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$175,892,535
Investments in affiliates, at value	2,264,290
Repurchase agreements, at value	20,733,379
Total investment securities, at value	198,890,204
Cash	7,949
Receivables:
Investment securities sold	29,626
Portfolio shares sold	34,032
Interest and dividends	65,190
Total Assets	199,027,001

LIABILITIES:
Payables:
Investment securities purchased	806,606
Collateral for securities lending program	32,969,727
Portfolio shares redeemed	108,700
Accrued liabilities:
Investment advisory fees	87,143
Administration fees	13,892
Custodian and accounting fees	7,857
Distribution fees	3
Trustees’ and Officers’ fees	9
Other	61,325
Total Liabilities	34,055,262
Net Assets	$164,971,739

NET ASSETS:
Paid in capital	$121,860,814
Accumulated undistributed (distributions in excess of) net investment income	(3,255)
Accumulated net realized gains (losses)	26,940,580
Net unrealized appreciation (depreciation)	16,173,600
Total Net Assets	$164,971,739

Net Assets:
Class 1	$164,955,491
Class 2	16,248
Total	$164,971,739

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	7,757,380
Class 2	765

Net asset value, offering and redemption price per share:
Class 1	$21.26
Class 2	21.24

Cost of investments	$182,716,604
Market value of securities on loan	32,228,508

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$1,213,326
Dividend income from affiliates (a)	120,267
Income from securities lending (net)	154,586
Foreign taxes withheld	(1,339)
Total investment income	1,486,840

EXPENSES:
Investment advisory fees	1,153,616
Administration fees	207,641
Distribution fees — Class 2	15
Custodian and accounting fees	33,460
Professional fees	55,481
Trustees’ and Officers’ fees	2,824
Transfer agent fees	59,425
Printing and mailing costs	105,989
Other	18,757
Total expenses	1,637,208
Less amounts waived	(29,369)
Less earnings credits	(284)
Net expenses	1,607,555
Net investment income (loss)	(120,715)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	27,439,721
Change in net unrealized appreciation (depreciation) of investments	(8,286,579)
Net realized/unrealized gains (losses)	19,153,142
Change in net assets resulting from operations	$19,032,427

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(120,715)	$(677,416)
Net realized gain (loss)	27,439,721	34,053,459
Change in net unrealized appreciation (depreciation)	(8,286,579)	(13,975,622)
Change in net assets resulting from operations	19,032,427	19,400,421

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(5,397,317)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(33,137,300)	(31,768,944)

NET ASSETS:
Change in net assets	(19,502,190)	(12,368,523)
Beginning of period	184,473,929	196,842,452
End of period	$164,971,739	$184,473,929
Accumulated undistributed (distributions in excess of) net investment income	$(3,255)	$(7,097)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,536,714	$13,158,822
Dividends reinvested	5,397,317	—
Cost of shares redeemed	(50,086,406)	(44,927,766)
Change in net assets from Class 1 capital transactions	$(33,152,375)	$(31,768,944)
Class 2 (a)
Proceeds from shares issued	$15,075	$—
Change in net assets from Class 2 capital transactions	$15,075	$—

SHARE TRANSACTIONS:
Class 1
Issued	565,124	727,008
Reinvested	256,161	—
Redeemed	(2,463,347)	(2,464,580)
Change in Class 1 Shares	(1,642,062)	(1,737,572)
Class 2 (a)
Issued	765	—
Change in Class 2 Shares	765	—

(a) Commencement of offering class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2006	$19.63	$(0.02)	$2.25	$2.23	$(0.60)	$(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—	—
Year Ended December 31, 2003	12.34	(0.04)	3.39	3.35	—	—
Year Ended December 31, 2002	15.45	(0.05)	(3.06)	(3.11)	—	—

Class 2
August 16, 2006 (d) through December 31, 2006	19.71	(0.05)	1.58	1.53	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$21.26	11.39%	$164,955	0.91%	(0.07)%	0.92%	115%
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74
15.69	27.15	195,606	0.84	(0.27)	0.86	69
12.34	(20.13)	144,108	0.83	(0.37)	0.85	76

21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Mid Cap Growth Portfolio to JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio and designated existing shares as Class 1 Shares.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$12,835	$32,969,727	$32,228,508

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(3,973)	$124,557	$(120,584)

The reclassification for the Portfolio primarily relates to deferred compensation and a net operating loss.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $5,015.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1		Class 2
0.90	%*	1.15%

*	0.98% prior to May 1, 2006

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages above are in place until at least April 30, 2007 and August 15, 2007 for Class 1 and Class 2 Shares, respectively.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $29,369. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$200,683,162	$239,899,986

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$183,141,229	$17,767,365	$2,018,390	$15,748,975

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Net Long-Term Capital gains	Total Distributions Paid
$5,397,317	$5,397,317

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,919,783	$23,445,425	$15,748,975

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significate percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, formerly JPMorgan Investment Trust Mid Cap Growth Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,065.70	$4.69	0.90%
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Class 2
Actual**	1,000.00	1,077.60	4.52	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the actual period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFMM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio’s performance in the third, fifth and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Long-Term Capital Gain Designation — 15%

The Portfolio hereby designates $5,397,317 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITDMCGP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$81,561,296
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 16.72% (Class 1 Shares) over the 12 months ended December 31, 2006, compared to the 20.22% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the consumer staples, healthcare and industrial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Despite these negative developments, the company is the largest institutional pharmacy provider with a significant low-cost advantage relative to its competitors. CA Inc., a corporate software firm, failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results from stock-option grants going back to fiscal year 1997. Furthermore, the company may have understated its subscription revenue in years prior to fiscal year 2006. Shares of Coventry Health Care Inc., a managed healthcare provider, were negatively impacted by poor performance in its sector throughout the year due to profitability concerns, given increased competition and fears that a Democratic-controlled Congress would push for Medicare reforms that would cut further into profits. In addition, the company announced 2007 guidance that fell short of its previously stated long-term growth rate.

On the positive side, stock selection in the consumer discretionary, materials and financial sectors contributed to returns. In particular, V.F. Corp., a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have also allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year as relief from higher raw material costs and price increases resulted in higher margins and profitability. The company’s outlook remains positive, as demand is expected to increase for refining catalysts and declining raw material costs could lead to higher margins. Hilton Hotels Corp., a manager of hotels and resorts, reported that it expects recurring earnings per share to increase through 2008 as it adds about 120,000 rooms globally over the next three years. In addition, its U.S. hotels experienced strong fundamentals as revenue per room, occupancy and room rates have risen, touting the industry’s health.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed in an effort to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.9%
2.	Assurant, Inc.	1.5
3.	Old Republic International Corp.	1.4
4.	iStar Financial, Inc.	1.3
5.	AutoZone, Inc.	1.3
6.	Coventry Health Care, Inc.	1.3
7.	Kinder Morgan, Inc.	1.2
8.	Fortune Brands, Inc.	1.2
9.	Constellation Brands, Inc., Class A	1.2
10.	Vulcan Materials Co.	1.2

PORTFOLIO COMPOSITION**

Financials	29.4%
Consumer Discretionary	21.0
Utilities	10.6
Consumer Staples	8.0
Industrials	7.3
Materials	6.3
Energy	5.5
Health Care	4.4
Information Technology	4.3
Telecommunication Services	2.2
Short-Term Investment	1.5
Investments of Cash Collateral for Securities on Loan	6.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	16.72%	11.33%	10.14%

LIFE OF PORTFOLIO PERFORMANCE (5/1/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and the Russell Midcap Value Index from May 1, 1997 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index reflects an initial investment at the end of the month closest to the Portfolio’s inception. The performance of the index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver and reimbursement of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.2%
6,900	Alliant Techsystems, Inc. (a) (c)	539,511
5,000	L-3 Communications Holdings, Inc.	408,900
		948,411
	Beverages — 1.8%
7,600	Brown-Forman Corp., Class B	503,424
34,300	Constellation Brands, Inc., Class A (a)	995,386
		1,498,810
	Building Products — 0.6%
11,200	American Standard Cos., Inc.	513,520
	Capital Markets — 3.3%
3,000	Bear Stearns Cos., Inc. (The)	488,340
28,200	E*Trade Financial Corp. (a)	632,244
6,700	Legg Mason, Inc.	636,835
9,200	Mellon Financial Corp.	387,780
9,200	Northern Trust Corp.	558,348
		2,703,547
	Chemicals — 3.1%
10,147	Albemarle Corp.	728,555
12,000	Lubrizol Corp.	601,560
6,500	PPG Industries, Inc.	417,365
9,800	Sigma-Aldrich Corp.	761,656
		2,509,136
	Commercial Banks — 5.9%
15,000	Compass Bancshares, Inc.	894,750
12,200	Cullen/Frost Bankers, Inc.	681,004
5,300	M&T Bank Corp.	647,448
10,800	Mercantile Bankshares Corp.	505,332
21,900	Synovus Financial Corp.	675,177
18,000	TCF Financial Corp.	493,560
11,300	Zions Bancorporation	931,572
		4,828,843
	Commercial Services & Supplies — 0.5%
10,400	Republic Services, Inc.	422,968
	Computers & Peripherals — 1.0%
19,700	NCR Corp. (a)	842,372
	Construction Materials — 1.7%
8,450	Florida Rock Industries, Inc.	363,772
11,000	Vulcan Materials Co.	988,570
		1,352,342
	Containers & Packaging — 1.5%
18,100	Ball Corp.	789,160
9,700	Temple-Inland, Inc.	446,491
		1,235,651
	Distributors — 0.8%
13,600	Genuine Parts Co.	645,048
	Diversified Consumer Services — 0.3%
8,600	Sotheby’s Holdings, Inc., Class A (c)	266,772
	Diversified Telecommunication Services — 1.7%
19,100	CenturyTel, Inc.	833,906
41,169	Windstream Corp.	585,423
		1,419,329
	Electric Utilities — 4.1%
20,500	American Electric Power Co., Inc.	872,890
11,900	Edison International	541,212
8,700	FirstEnergy Corp.	524,610
18,500	PPL Corp.	663,040
28,200	Westar Energy, Inc. (c)	732,072
		3,333,824
	Electrical Equipment — 0.8%
19,950	Ametek, Inc.	635,208
	Electronic Equipment & Instruments — 1.8%
7,700	Amphenol Corp., Class A	478,016
22,600	Arrow Electronics, Inc. (a)	713,030
11,700	Jabil Circuit, Inc.	287,235
		1,478,281
	Energy Equipment & Services — 0.7%
7,100	Complete Production Services, Inc. (a)	150,520
8,500	Unit Corp. (a)	411,825
		562,345
	Food & Staples Retailing — 2.1%
10,100	BJ’s Wholesale Club, Inc. (a)	314,211
16,900	Safeway, Inc.	584,064
22,800	SUPERVALU, Inc.	815,100
		1,713,375
	Food Products — 2.3%
17,500	Dean Foods Co. (a)	739,900
38,500	Del Monte Foods Co.	424,655
13,800	Hershey Co. (The)	687,240
		1,851,795
	Gas Utilities — 2.7%
11,500	Energen Corp.	539,810
13,500	ONEOK, Inc.	582,120
6,000	Questar Corp.	498,300
21,400	UGI Corp.	583,792
		2,204,022
	Health Care Providers & Services — 3.9%
13,000	Community Health Systems, Inc. (a)	474,760
21,100	Coventry Health Care, Inc. (a)	1,056,055
8,200	DaVita, Inc. (a)	466,416
5,353	Henry Schein, Inc. (a)	262,190

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
13,300	Omnicare, Inc.	513,779
7,700	Quest Diagnostics, Inc.	408,100
		3,181,300
	Hotels, Restaurants & Leisure — 4.1%
28,500	Applebee’s International, Inc. (c)	703,095
25,000	Hilton Hotels Corp.	872,500
10,100	Marriott International, Inc., Class A	481,972
19,400	OSI Restaurant Partners, Inc.	760,480
6,600	Vail Resorts, Inc. (a) (c)	295,812
4,300	Yum! Brands, Inc.	252,840
		3,366,699
	Household Durables — 2.4%
4,600	Centex Corp.	258,842
11,800	Fortune Brands, Inc.	1,007,602
11,300	Jarden Corp. (a)	393,127
5,400	Lennar Corp., Class A	283,284
		1,942,855
	Household Products — 1.1%
13,600	Clorox Co.	872,440
	Industrial Conglomerates — 1.1%
6,900	Carlisle Cos., Inc.	541,650
13,400	Walter Industries, Inc.	362,470
		904,120
	Insurance — 8.8%
22,000	Assurant, Inc.	1,215,500
13,680	Cincinnati Financial Corp.	619,841
4,400	Everest Re Group Ltd. (Barbados)	431,684
16,313	Fidelity National Financial, Inc., Class A	389,555
12,000	Hanover Insurance Group, Inc. (The)	585,600
12,100	IPC Holdings Ltd. (Bermuda)	380,545
49,312	Old Republic International Corp.	1,147,983
10,900	OneBeacon Insurance Group Ltd. (a)	305,200
7,600	Principal Financial Group, Inc.	446,120
7,800	ProAssurance Corp. (a)	389,376
12,300	Protective Life Corp.	584,250
5,200	Safeco Corp.	325,260
11,300	W.R. Berkley Corp.	389,963
		7,210,877
	Internet & Catalog Retail — 0.6%
21,000	Liberty Media Holding Corp. – Interactive, Class A (a)	452,970
	IT Services — 0.7%
5,300	Affiliated Computer Services, Inc., Class A (a) (c)	258,852
8,322	Fidelity National Information Services, Inc.	333,629
		592,481
	Machinery — 2.4%
12,100	Crane Co.	443,344
10,500	Dover Corp.	514,710
4,000	Harsco Corp.	304,400
6,600	Kennametal, Inc.	388,410
19,103	Mueller Water Products, Inc. Class B (a)	284,635
		1,935,499
	Media — 3.7%
10,200	Cablevision Systems Corp., Class A	290,496
21,500	Clear Channel Communications, Inc.	764,110
13,400	Clear Channel Outdoor Holdings, Inc., Class A (a)	373,994
20,900	Interactive Data Corp.	502,436
11,694	McClatchy Co., Class A (c)	506,350
26,600	Regal Entertainment Group, Class A	567,112
		3,004,498
	Multi-Utilities — 3.8%
21,800	Energy East Corp.	540,640
22,530	MDU Resources Group, Inc. (c)	577,669
16,900	NSTAR (c)	580,684
16,300	PG&E Corp.	771,479
16,300	SCANA Corp.	662,106
		3,132,578
	Multiline Retail — 0.5%
10,538	Federated Department Stores, Inc.	401,814
	Office Electronics — 0.8%
37,800	Xerox Corp. (a)	640,710
	Oil, Gas & Consumable Fuels — 4.8%
10,800	Consol Energy, Inc.	347,004
9,924	Devon Energy Corp.	665,702
8,400	Energy Transfer Equity LP	263,760
11,600	Helix Energy Solutions Group, Inc. (a) (c)	363,892
9,600	Kinder Morgan, Inc.	1,015,200
12,400	Newfield Exploration Co. (a)	569,780
26,900	Williams Cos., Inc.	702,628
		3,927,966
	Personal Products — 0.7%
13,200	Estee Lauder Cos., Inc. (The), Class A	538,824
	Pharmaceuticals — 0.5%
31,200	Warner Chilcott Ltd., Class A (Bermuda) (a)	431,184
	Real Estate Investment Trusts (REITs) — 8.3%
4,100	AMB Property Corp.	240,301
1,900	AvalonBay Communities, Inc.	247,095
3,600	Boston Properties, Inc.	402,768
19,000	Cousins Properties, Inc.	670,130
10,800	Douglas Emmett, Inc. (m)	287,172
13,500	Host Hotels & Resorts, Inc.	331,425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
22,600	iStar Financial, Inc.	1,080,732
9,900	Kimco Realty Corp.	445,005
5,320	Liberty Property Trust (c)	261,425
8,400	Plum Creek Timber Co., Inc.	334,740
8,700	PS Business Parks, Inc.	615,177
17,800	Rayonier, Inc.,	730,690
15,100	Sunstone Hotel Investors, Inc. (c)	403,623
8,857	United Dominion Realty Trust, Inc. (c)	281,564
3,400	Vornado Realty Trust	413,100
		6,744,947
	Real Estate Management & Development — 1.6%
19,700	Brookfield Properties Co.	774,801
8,600	Forest City Enterprises, Inc., Class A (c)	502,240
		1,277,041
	Road & Rail — 0.7%
11,900	Norfolk Southern Corp.	598,451
	Specialty Retail — 5.8%
3,800	Abercrombie & Fitch Co.	264,594
23,779	AutoNation, Inc. (a)	506,968
9,300	AutoZone, Inc. (a)	1,074,708
7,600	Bed Bath & Beyond, Inc. (a)	289,560
31,800	Limited Brands, Inc.	920,292
22,900	Tiffany & Co.	898,596
28,900	TJX Cos., Inc.	824,228
		4,778,946
	Textiles, Apparel & Luxury Goods — 2.8%
12,700	Columbia Sportswear Co. (c)	707,390
19,000	V.F. Corp.	1,559,520
		2,266,910
	Thrifts & Mortgage Finance — 1.5%
41,500	Hudson City Bancorp, Inc.	576,020
9,800	MGIC Investment Corp.	612,892
		1,188,912
	Wireless Telecommunication Services — 0.5%
7,600	Telephone & Data Systems, Inc.	376,960
	Total Common Stocks (Cost $70,744,308)	80,734,581
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,214,969	JPMorgan Liquid Assets Money Market Fund (b) (Cost $1,214,969)	1,214,969

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.5%
	Certificate of Deposit — 1.2%
999,738	Societe Generale, New York, FRN, 5.34%, 06/20/07	999,738
	Corporate Notes — 4.4%
1,000,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	1,000,000
1,400,104	Beta Finance, Inc., FRN, 5.38%, 03/15/07	1,400,104
148,567	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	148,567
1,000,000	Unicredito Italiano Bank plc, FRN, 5.36%, 01/29/08	1,000,000
		3,548,671
	Repurchase Agreements — 0.9%
500,011	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $500,307, collateralized by U.S. Government Agency Mortgages	500,011
215,517	Lehman Brothers Inc, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $215,644, collateralized by U.S. Government Agency Mortgages	215,517
		715,528
	Total Investments of Cash Collateral for Securities on Loan (Cost $5,263,937)	5,263,937
	Total Investments — 107.0% (Cost $77,223,214)	87,213,487
	Other Liabilities in Excess of Assets — (7.0)%	(5,652,191)
	NET ASSETS — 100.0%	$81,561,296

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN —	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$85,998,518
Investments in affiliates, at value	1,214,969
Total investment securities, at value	87,213,487
Cash	3,278
Receivables:
Portfolio shares sold	4,168
Interest and dividends	143,758
Total Assets	87,364,691

LIABILITIES:
Payables:
Collateral for securities lending program	5,263,937
Portfolio shares redeemed	432,573
Accrued liabilities:
Investment advisory fees	42,928
Administration fees	6,460
Custodian and accounting fees	6,997
Trustees’ and Officers’ fees	1,535
Other	48,965
Total Liabilities	5,803,395
Net Assets	$81,561,296

NET ASSETS:
Paid in capital	$40,229,146
Accumulated undistributed (distributions in excess of) net investment income	1,268,704
Accumulated net realized gains (losses)	30,073,173
Net unrealized appreciation (depreciation)	9,990,273
Total Net Assets	$81,561,296

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	4,905,545
Net asset value, offering and redemption price per share	$16.63

Cost of investments	$77,223,214
Market value of securities on loan	5,142,008

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$2,373,933
Dividend income from affiliates (a)	189,672
Income from securities lending (net)	89,055
Foreign taxes withheld	(2,930)
Total investment income	2,649,730

EXPENSES:
Investment advisory fees	1,004,809
Administration fees	179,995
Custodian and accounting fees	38,635
Interest expense	428
Professional fees	59,226
Trustees’ and Officers’ fees	3,945
Printing and mailing costs	94,210
Transfer agent fees	10,813
Other	23,083
Total expenses	1,415,144
Less amounts waived	(82,186)
Less earnings credits	(662)
Net expenses	1,332,296
Net investment income (loss)	1,317,434

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	30,214,814
Change in net unrealized appreciation (depreciation) of investments	(7,777,329)
Net realized/unrealized gains (losses)	22,437,485
Change in net assets resulting from operations	$23,754,919

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,317,434	$1,834,618
Net realized gain (loss)	30,214,814	23,526,137
Change in net unrealized appreciation (depreciation)	(7,777,329)	(7,944,269)
Change in net assets resulting from operations	23,754,919	17,416,486

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,830,573)	(960,163)
From net realized gains	(23,354,076)	(11,103,619)
Total distributions to shareholders	(25,184,649)	(12,063,782)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,251,933	90,608,851
Dividends reinvested	25,184,649	12,063,782
Cost of shares redeemed	(186,962,795)	(31,679,459)
Change in net assets from capital transactions	(131,526,213)	70,993,174

NET ASSETS:
Change in net assets	(132,955,943)	76,345,878
Beginning of period	214,517,239	138,171,361
End of period	$81,561,296	$214,517,239
Accumulated undistributed (distributions in excess of) net investment income	$1,268,704	$1,827,913

SHARE TRANSACTIONS:
Issued	1,893,161	5,987,243
Reinvested	1,663,451	825,720
Redeemed	(12,139,215)	(2,057,526)
Change in shares	(8,582,603)	4,755,437

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Year Ended December 31, 2006	$15.90	$0.26	$2.23	$2.49	$(0.13)	$(1.63)	$(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)
Year Ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)
Year Ended December 31, 2002	12.68	0.07	(1.55)	(1.48)	—	(0.75)	(0.75)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$16.63	16.72%	$81,561	0.93%	0.91%	0.98%	51%
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75
13.78	32.75	112,372	0.93	0.65	0.97	54
10.45	(12.85)	76,913	0.95	0.61	0.98	106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Diversified Mid Cap Value Portfolio	Class 1

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Mid Cap Value Portfolio to JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and designated existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Diversified Mid Cap Value Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$8,394	$5,263,937	$5,142,008

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$46,271	$(46,070)	$(201)

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of deferred compensation and distributions from REITs.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006, was $10,627.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% (0.95% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived Investment Advisory fees for the Portfolio in the amount of $82,186. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$73,471,215	$220,154,667

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$77,378,684	$10,562,393	$727,590	$9,834,803

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$7,108,137	$18,076,512	$25,184,649

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$960,163	$11,103,619	$12,063,782

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$10,847,595	$20,653,367	$9,834,803

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, formerly JPMorgan Investment Trust Mid Cap Value Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Actual	$1,000.00	$1,112.40	$4.79	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio’s performance in the third, fifth and fifth quintiles for the one, three and five year periods,

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

respectively. The Trustees also noted that the Advisor had made a change to the Portfolio’s portfolio management team during the last twelve months. The Trustees discussed the performance of the Portfolio with the Advisor and were satisfied with the actions being taken.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the second quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

99.23% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

Long-Term Capital Gain Designation — 15%

The Portfolio hereby designates $18,076,512 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITDMCVP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Equity Index Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29
Tax Letter	32

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Equity Index Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12-months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 12/31/06	$144,097,371
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index, returned 15.42% (Class 1 Shares) over the 12 months ended December 31, 2006, compared to the 15.80% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	During the 12-month period, U.S. equity markets posted strong returns, with the S&P 500 Index returning 15.80% for the year. Positive corporate earnings, a hold on raising rates by the Federal Reserve, nearly flat oil prices for the year and mergers-and-acquisition activity propelled the market higher. At the sector level, all sectors produced positive returns within the S&P 500 for the year. Among the largest contributors to performance were the telecommunication services and energy sectors, both with returns of over 20%. Among the largest detractors from performance were the healthcare and information technology sectors, with positive returns in the middle single-digit range.

The Portfolio produced returns comparable to that of its benchmark, the S&P 500 Index, consistent with the indexing strategy.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio as always was managed in strict conformity with its full replication index strategy, which holds the same stocks in the same proportions as those found in the benchmark. The Portfolio is nearly always 100% invested. This is accomplished by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy are minimized to lessen their impact on performance. Securities lending is employed, allowing for additional income generation. Regardless of the market outlook, the Portfolio’s strategy does not change, continuing to follow the full replication index strategy with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Exxon Mobil Corp.	3.5%
General Electric Co.	3.0
Citigroup, Inc.	2.1
Microsoft Corp.	2.0
Bank of America Corp.	1.9
Procter & Gamble Co.	1.6
Johnson & Johnson	1.5
Pfizer, Inc.	1.5
American International Group, Inc.	1.5
Altria Group, Inc.	1.4

PORTFOLIO COMPOSITION**

Financials	22.1%
Information Technology	15.0
Health Care	11.9
Consumer Discretionary	10.7
Industrials	10.7
Energy	9.7
Consumer Staples	9.2
Telecommunication Services	3.5
Utilities	3.5
Materials	3.0
Investment Company	0.1
Short-Term Investments	0.7
Investments of Cash Collateral for Securities on Loan	4.8

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
EQUITY INDEX PORTFOLIO	5/01/98	15.42%	5.71%	3.97%

LIFE OF PORTFOLIO PERFORMANCE (5/01/98 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio and the S&P 500 Index from May 1, 1998 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index reflects an initial investment at the end of the month closest to the Portfolio’s inception. The performance of the index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4% (m)
	Common Stocks — 99.3%
	Aerospace & Defense — 2.4%
8,897	Boeing Co.	790,410
4,549	General Dynamics Corp.	338,218
1,397	Goodrich Corp.	63,633
9,181	Honeywell International, Inc.	415,349
1,402	L-3 Communications Holdings, Inc.	114,656
4,002	Lockheed Martin Corp.	368,464
3,879	Northrop Grumman Corp.	262,608
5,003	Raytheon Co. (c)	264,158
1,884	Rockwell Collins, Inc.	119,238
11,290	United Technologies Corp.	705,851
		3,442,585
	Air Freight & Logistics — 0.9%
3,448	FedEx Corp.	374,522
12,074	United Parcel Service, Inc., Class B	905,308
		1,279,830
	Airlines — 0.1%
8,902	Southwest Airlines Co.	136,379
	Auto Components — 0.2%
1,992	Goodyear Tire & Rubber Co. (The) (a) (c)	41,812
2,197	Johnson Controls, Inc.	188,766
		230,578
	Automobiles — 0.4%
21,238	Ford Motor Co. (c)	159,497
6,356	General Motors Corp. (c)	195,256
2,921	Harley-Davidson, Inc. (c)	205,843
		560,596
	Beverages — 2.0%
8,645	Anheuser-Busch Cos., Inc.	425,334
882	Brown-Forman Corp., Class B (c)	58,424
22,931	Coca-Cola Co. (The)	1,106,421
3,112	Coca-Cola Enterprises, Inc.	63,547
2,360	Constellation Brands, Inc., Class A (a) (c)	68,487
517	Molson Coors Brewing Co., Class B	39,519
1,538	Pepsi Bottling Group, Inc.	47,539
18,463	PepsiCo, Inc.	1,154,861
		2,964,132
	Biotechnology — 1.3%
13,117	Amgen, Inc. (a)	896,022
3,794	Biogen Idec, Inc. (a)	186,627
4,184	Celgene Corp. (a)	240,706
2,954	Genzyme Corp. (a)	181,907
5,169	Gilead Sciences, Inc. (a)	335,623
2,686	MedImmune, Inc. (a)	86,946
		1,927,831
	Building Products — 0.1%
1,956	American Standard Cos., Inc.	89,683
4,436	Masco Corp.	132,503
		222,186
	Capital Markets — 3.8%
2,723	Ameriprise Financial, Inc.	148,404
8,593	Bank of New York Co., Inc. (The)	338,306
1,320	Bear Stearns Cos., Inc. (The)	214,870
11,503	Charles Schwab Corp. (The)	222,468
4,796	E*Trade Financial Corp. (a)	107,526
1,016	Federated Investors, Inc., Class B (c)	34,320
1,872	Franklin Resources, Inc.	206,238
4,792	Goldman Sachs Group, Inc.	955,285
2,231	Janus Capital Group, Inc.	48,167
1,475	Legg Mason, Inc.	140,199
5,966	Lehman Brothers Holdings, Inc.	466,064
4,626	Mellon Financial Corp.	194,986
9,936	Merrill Lynch & Co., Inc.	925,042
11,909	Morgan Stanley	969,750
2,103	Northern Trust Corp.	127,631
3,732	State Street Corp.	251,686
2,960	T. Rowe Price Group, Inc.	129,559
		5,480,501
	Chemicals — 1.5%
2,477	Air Products & Chemicals, Inc.	174,084
647	Ashland, Inc.	44,759
10,741	Dow Chemical Co. (The)	428,996
10,343	E.I. du Pont de Nemours & Co.	503,808
920	Eastman Chemical Co.	54,565
2,001	Ecolab, Inc.	90,445
1,275	Hercules, Inc. (a)	24,620
883	International Flavors & Fragrances, Inc. (c)	43,408
6,104	Monsanto Co.	320,643
1,857	PPG Industries, Inc.	119,238
3,629	Praxair, Inc.	215,309
1,603	Rohm & Haas Co. (c)	81,945
748	Sigma-Aldrich Corp. (c)	58,135
		2,159,955
	Commercial Banks — 4.1%
6,077	BB&T Corp. (c)	266,963
1,787	Comerica, Inc.	104,861
2,103	Commerce Bancorp, Inc. (c)	74,173

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Commercial Banks — Continued
1,456	Compass Bancshares, Inc. (c)	86,850
6,275	Fifth Third Bancorp (c)	256,836
1,396	First Horizon National Corp. (c)	58,325
2,667	Huntington Bancshares, Inc.	63,341
4,514	Keycorp	171,667
875	M&T Bank Corp. (c)	106,890
2,868	Marshall & Ilsley Corp.	137,979
7,101	National City Corp.	259,613
3,299	PNC Financial Services Group, Inc.	244,258
8,195	Regions Financial Corp.	306,493
3,988	SunTrust Banks, Inc.	336,787
3,651	Synovus Financial Corp.	112,560
19,772	U.S. Bancorp	715,549
21,429	Wachovia Corp.	1,220,381
37,960	Wells Fargo & Co.	1,349,858
1,198	Zions Bancorporation	98,763
		5,972,147
	Commercial Services & Supplies — 0.5%
2,854	Allied Waste Industries, Inc. (a) (c)	35,076
1,060	Avery Dennison Corp.	72,006
1,533	Cintas Corp.	60,875
1,409	Equifax, Inc.	57,205
1,440	Monster Worldwide, Inc. (a)	67,161
2,493	Pitney Bowes, Inc.	115,152
2,433	R.R. Donnelley & Sons Co.	86,469
1,885	Robert Half International, Inc.	69,971
6,022	Waste Management, Inc.	221,429
		785,344
	Communications Equipment — 2.7%
1,316	ADC Telecommunications, Inc. (a) (c)	19,121
5,107	Avaya, Inc. (a)	71,396
945	Ciena Corp. (a) (c)	26,186
68,299	Cisco Systems, Inc. (a)	1,866,612
2,269	Comverse Technology, Inc. (a)	47,899
17,589	Corning, Inc. (a)	329,090
2,370	JDS Uniphase Corp. (a) (c)	39,484
6,358	Juniper Networks, Inc. (a)	120,421
27,193	Motorola, Inc.	559,088
18,582	QUALCOMM, Inc.	702,214
4,971	Tellabs, Inc. (a)	51,002
		3,832,513
	Computers & Peripherals — 3.7%
9,559	Apple Computer, Inc. (a)	810,985
25,544	Dell, Inc. (a)	640,899
24,771	EMC Corp. (a)	326,977
30,799	Hewlett-Packard Co.	1,268,611
16,944	International Business Machines Corp.	1,646,110
1,103	Lexmark International, Inc., Class A (a)	80,740
2,006	NCR Corp. (a)	85,776
4,199	Network Appliance, Inc. (a)	164,937
1,774	QLogic Corp. (a)	38,886
2,524	SanDisk Corp. (a)	108,608
39,577	Sun Microsystems, Inc. (a)	214,507
		5,387,036
	Construction & Engineering — 0.1%
985	Fluor Corp.	80,425
	Construction Materials — 0.1%
1,064	Vulcan Materials Co. (c)	95,622
	Consumer Finance — 1.0%
13,555	American Express Co.	822,382
4,588	Capital One Financial Corp.	352,450
4,596	SLM Corp.	224,147
		1,398,979
	Containers & Packaging — 0.2%
1,169	Ball Corp.	50,968
1,177	Bemis Co.	39,995
1,497	Pactiv Corp. (a)	53,428
911	Sealed Air Corp.	59,142
1,207	Temple-Inland, Inc.	55,558
		259,091
	Distributors — 0.1%
1,922	Genuine Parts Co.	91,160
	Diversified Consumer Services — 0.1%
1,570	Apollo Group, Inc., Class A (a)	61,183
3,622	H&R Block, Inc.	83,451
		144,634
	Diversified Financial Services — 5.7%
50,503	Bank of America Corp.	2,696,355
394	Chicago Mercantile Exchange Holdings, Inc. Class A	200,842
2,226	CIT Group, Inc.	124,144
55,262	Citigroup, Inc.	3,078,093
39,006	JPMorgan Chase & Co. (q)	1,883,990
2,649	Moody’s Corp. (c)	182,940
		8,166,364
	Diversified Telecommunication Services — 2.9%
43,222	AT&T, Inc.	1,545,186
20,508	BellSouth Corp.	966,132
1,297	CenturyTel, Inc.	56,627

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Diversified Telecommunication Services — Continued
3,617	Citizens Communications Co.	51,976
1,678	Embarq Corp.	88,196
18,081	Qwest Communications International, Inc. (a) (c)	151,338
32,830	Verizon Communications, Inc.	1,222,589
5,357	Windstream Corp.	76,177
		4,158,221
	Electric Utilities — 1.9%
1,858	Allegheny Energy, Inc. (a)	85,301
4,446	American Electric Power Co., Inc.	189,311
14,118	Duke Energy Corp.	468,859
3,659	Edison International	166,411
2,329	Entergy Corp.	215,013
7,540	Exelon Corp.	466,651
3,590	FirstEnergy Corp.	216,477
4,542	FPL Group, Inc. (c)	247,176
1,121	Pinnacle West Capital Corp. (c)	56,823
4,289	PPL Corp.	153,718
2,859	Progress Energy, Inc.	140,320
8,347	Southern Co. (The)	307,670
		2,713,730
	Electrical Equipment — 0.5%
1,895	American Power Conversion Corp.	57,968
1,025	Cooper Industries Ltd., Class A	92,691
9,029	Emerson Electric Co.	398,089
1,916	Rockwell Automation, Inc.	117,029
		665,777
	Electronic Equipment & Instruments — 0.3%
4,591	Agilent Technologies, Inc. (a)	159,996
2,075	Jabil Circuit, Inc.	50,941
1,592	Molex, Inc. (c)	50,355
5,990	Sanmina-SCI Corp. (a)	20,666
10,278	Solectron Corp. (a)	33,095
2,861	Symbol Technologies, Inc.	42,743
934	Tektronix, Inc.	27,245
		385,041
	Energy Equipment & Services — 1.7%
3,613	Baker Hughes, Inc.	269,747
3,301	BJ Services Co.	96,785
11,309	Halliburton Co.	351,144
3,373	Nabors Industries Ltd. (Bermuda) (a)	100,448
1,967	National Oilwell Varco, Inc. (a)	120,341
1,525	Noble Corp. (Cayman Islands)	116,129
1,238	Rowan Cos., Inc.	41,102
13,250	Schlumberger Ltd. (Netherlands)	836,870
2,245	Smith International, Inc.	92,202
3,287	Transocean, Inc. (Cayman Islands) (a)	265,885
3,821	Weatherford International Ltd. (Bermuda) (a)	159,680
		2,450,333
	Food & Staples Retailing — 2.2%
5,156	Costco Wholesale Corp.	272,598
9,260	CVS Corp.	286,226
8,073	Kroger Co. (The)	186,244
4,981	Safeway, Inc.	172,143
2,317	SUPERVALU, Inc.	82,833
6,948	SYSCO Corp.	255,408
27,655	Wal-Mart Stores, Inc.	1,277,108
11,282	Walgreen Co.	517,731
1,605	Whole Foods Market, Inc. (c)	75,323
		3,125,614
	Food Products — 1.1%
7,389	Archer-Daniels-Midland Co.	236,152
2,453	Campbell Soup Co. (c)	95,397
5,728	ConAgra Foods, Inc.	154,656
1,499	Dean Foods Co. (a)	63,378
3,862	General Mills, Inc.	222,451
1,957	Hershey Co. (The)	97,459
3,709	H.J. Heinz Co.	166,942
2,817	Kellogg Co.	141,019
1,480	McCormick & Co., Inc. (Non-Voting) (c)	57,069
8,403	Sara Lee Corp.	143,103
2,827	Tyson Foods, Inc., Class A (c)	46,504
2,466	Wm. Wrigley, Jr., Co. (c)	127,542
		1,551,672
	Gas Utilities — 0.1%
502	Nicor, Inc. (c)	23,494
429	Peoples Energy Corp.	19,120
960	Questar Corp.	79,728
		122,342
	Health Care Equipment & Supplies — 1.6%
600	Bausch & Lomb, Inc.	31,236
7,353	Baxter International, Inc.	341,106
2,769	Becton, Dickinson & Co.	194,245
2,748	Biomet, Inc.	113,410
13,260	Boston Scientific Corp. (a)	227,807
1,157	CR Bard, Inc.	95,996
1,751	Hospira, Inc. (a)	58,799
12,945	Medtronic, Inc.	692,687
3,972	St. Jude Medical, Inc. (a)	145,216

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Health Care Equipment & Supplies — Continued
3,339	Stryker Corp.	184,012
2,685	Zimmer Holdings, Inc. (a)	210,450
		2,294,964
	Health Care Providers & Services — 2.4%
5,873	Aetna, Inc.	253,596
2,165	AmerisourceBergen Corp.	97,339
4,552	Cardinal Health, Inc.	293,285
4,796	Caremark Rx, Inc.	273,900
1,148	Cigna Corp.	151,042
1,786	Coventry Health Care, Inc. (a)	89,389
1,525	Express Scripts, Inc. (a)	109,190
2,701	Health Management Associates, Inc., Class A (c)	57,018
1,865	Humana, Inc. (a)	103,153
1,406	Laboratory Corp. of America Holdings (a)	103,299
829	Manor Care, Inc. (c)	38,897
3,330	McKesson Corp.	168,831
3,296	Medco Health Solutions, Inc. (a)	176,138
1,562	Patterson Cos., Inc. (a)	55,467
1,801	Quest Diagnostics, Inc. (c)	95,453
5,296	Tenet Healthcare Corp. (a) (c)	36,913
15,144	UnitedHealth Group, Inc.	813,687
6,967	WellPoint, Inc. (a)	548,233
		3,464,830
	Health Care Technology — 0.0% (g)
2,237	IMS Health, Inc.	61,473
	Hotels, Restaurants & Leisure — 1.6%
5,004	Carnival Corp.	245,446
1,645	Darden Restaurants, Inc.	66,080
2,090	Harrah’s Entertainment, Inc.	172,885
4,344	Hilton Hotels Corp.	151,605
3,814	International Game Technology	176,207
3,784	Marriott International, Inc., Class A	180,572
13,905	McDonald’s Corp.	616,409
8,499	Starbucks Corp. (a)	301,034
2,386	Starwood Hotels & Resorts Worldwide, Inc. (c)	149,125
1,075	Wendy’s International, Inc.	35,572
2,234	Wyndham Worldwide Corp. (a)	71,533
2,984	Yum! Brands, Inc.	175,459
		2,341,927
	Household Durables — 0.6%
762	Black & Decker Corp.	60,937
1,329	Centex Corp.	74,783
3,098	D.R ..Horton, Inc.	82,066
1,697	Fortune Brands, Inc.	144,907
734	Harman International Industries, Inc.	73,334
882	KB Home (c)	45,229
2,016	Leggett & Platt, Inc. (c)	48,182
1,551	Lennar Corp., Class A	81,365
3,111	Newell Rubbermaid, Inc.	90,063
2,372	Pulte Homes, Inc. (c)	78,561
656	Snap-On, Inc.	31,252
909	Stanley Works (The) (c)	45,714
878	Whirlpool Corp. (c)	72,892
		929,285
	Household Products — 2.2%
1,705	Clorox Co.	109,376
5,781	Colgate-Palmolive Co.	377,152
5,148	Kimberly-Clark Corp.	349,807
35,630	Procter & Gamble Co.	2,289,940
		3,126,275
	Independent Power Producers & Energy Traders — 0.4%
7,466	AES Corp. (The) (a)	164,551
2,019	Constellation Energy Group, Inc.	139,048
4,255	Dynegy, Inc., Class A (a)	30,806
5,165	TXU Corp.	279,995
		614,400
	Industrial Conglomerates — 4.0%
8,286	3M Co.	645,728
115,920	General Electric Co.	4,313,383
1,413	Textron, Inc.	132,497
22,367	Tyco International Ltd. (Bermuda)	679,957
		5,771,565
	Insurance — 4.8%
3,659	ACE Ltd. (Bermuda)	221,626
5,562	Aflac, Inc.	255,852
7,030	Allstate Corp. (The)	457,723
1,190	AMBAC Financial Group, Inc.	105,993
29,230	American International Group, Inc.	2,094,622
3,486	AON Corp.	123,195
4,628	Chubb Corp.	244,868
1,942	Cincinnati Financial Corp.	87,992
4,987	Genworth Financial, Inc.	170,605
3,559	Hartford Financial Services Group, Inc.	332,090
3,227	Lincoln National Corp.	214,273
5,137	Loews Corp.	213,031
6,196	Marsh & McLennan Cos., Inc.	189,969
1,511	MBIA, Inc. (c)	110,394
8,546	MetLife, Inc.	504,299
3,027	Principal Financial Group, Inc.	177,685

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Insurance — Continued
8,567	Progressive Corp. (The)	207,493
5,369	Prudential Financial, Inc.	460,982
1,189	Safeco Corp.	74,372
7,757	St. Paul Travelers Cos., Inc. (The)	416,473
1,108	Torchmark Corp.	70,646
3,847	UnumProvident Corp.	79,941
2,027	XL Capital Ltd., Class A (Bermuda)	145,985
		6,960,109
	Internet & Catalog Retail — 0.2%
3,480	Amazon.com, Inc. (a)	137,321
2,507	IAC/InterActive Corp. (a) (c)	93,160
		230,481
	Internet Software & Services — 1.3%
13,019	eBay, Inc. (a)	391,481
2,408	Google, Inc., Class A (a)	1,108,836
2,751	VeriSign, Inc. (a)	66,162
13,771	Yahoo!, Inc. (a)	351,711
		1,918,190
	IT Services — 1.1%
1,331	Affiliated Computer Services, Inc., Class A (a) (c)	65,006
6,199	Automatic Data Processing, Inc.	305,301
1,591	Cognizant Technology Solutions Corp., Class A (a)	122,761
1,925	Computer Sciences Corp. (a)	102,737
1,552	Convergys Corp. (a)	36,907
5,810	Electronic Data Systems Corp.	160,065
1,822	Fidelity National Information Services, Inc.	73,044
8,610	First Data Corp.	219,727
1,949	Fiserv, Inc. (a)	102,167
3,805	Paychex, Inc.	150,450
1,483	Sabre Holdings Corp., Class A	47,293
3,871	Unisys Corp. (a) (c)	30,349
8,617	Western Union Co. (The)	193,193
		1,609,000
	Leisure Equipment & Products — 0.2%
1,037	Brunswick Corp. (c)	33,080
3,228	Eastman Kodak Co. (c)	83,282
1,790	Hasbro, Inc.	48,778
4,284	Mattel, Inc.	97,076
		262,216
	Life Sciences Tools & Services — 0.3%
2,060	Applera Corp.- Applied Biosystems Group	75,581
601	Millipore Corp. (a) (c)	40,027
1,388	PerkinElmer, Inc.	30,855
4,588	Thermo Fisher Scientific, Inc. (a)	207,790
1,143	Waters Corp. (a)	55,973
		410,226
	Machinery — 1.4%
7,320	Caterpillar, Inc.	448,936
587	Cummins, Inc. (c)	69,372
2,662	Danaher Corp. (c)	192,835
2,600	Deere & Co.	247,182
2,291	Dover Corp.	112,305
1,678	Eaton Corp.	126,085
4,712	Illinois Tool Works, Inc.	217,647
3,448	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	134,920
2,072	ITT Corp.	117,731
2,793	PACCAR, Inc. (c)	181,266
1,381	Pall Corp.	47,714
1,330	Parker-Hannifin Corp.	102,250
1,144	Terex Corp. (a)	73,879
		2,072,122
	Media — 3.7%
8,787	CBS Corp., Class B	273,979
5,555	Clear Channel Communications, Inc.	197,425
23,405	Comcast Corp., Class A (a)	990,734
8,664	DirecTV Group, Inc. (The) (a)	216,080
726	Dow Jones & Co., Inc. (c)	27,588
937	E.W. Scripps Co., Class A	46,794
2,636	Gannett Co., Inc.	159,373
4,966	Interpublic Group of Cos., Inc. (a) (c)	60,784
3,983	McGraw-Hill Cos., Inc. (The)	270,924
439	Meredith Corp.	24,738
1,618	New York Times Co., Class A (c)	39,414
26,322	News Corp., Class A	565,396
1,919	Omnicom Group, Inc.	200,612
44,900	Time Warner, Inc.	977,922
2,139	Tribune Co.	65,838
2,836	Univision Communications, Inc., Class A (a)	100,451
7,867	Viacom, Inc., Class B (a)	322,783
23,267	Walt Disney Co.	797,360
		5,338,195
	Metals & Mining — 0.9%
9,751	Alcoa, Inc.	292,628
1,127	Allegheny Technologies, Inc.	102,196
2,211	Freeport-McMoRan Copper & Gold, Inc., Class B	123,219
5,060	Newmont Mining Corp.	228,459
3,400	Nucor Corp.	185,844

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Metals & Mining — Continued
2,290	Phelps Dodge Corp.	274,159
1,335	United States Steel Corp.	97,642
		1,304,147
	Multi-Utilities — 1.1%
2,313	Ameren Corp. (c)	124,277
3,518	CenterPoint Energy, Inc. (c)	58,328
2,497	CMS Energy Corp. (a)	41,700
2,885	Consolidated Edison, Inc. (c)	138,682
3,975	Dominion Resources, Inc.	333,264
1,999	DTE Energy Co. (c)	96,772
1,967	KeySpan Corp.	81,001
3,065	NiSource, Inc. (c)	73,867
3,917	PG&E Corp.	185,392
2,835	Public Service Enterprise Group, Inc.	188,187
2,947	Sempra Energy	165,150
2,351	TECO Energy, Inc.	40,508
4,575	Xcel Energy, Inc. (c)	105,499
		1,632,627
	Multiline Retail — 1.2%
1,227	Big Lots, Inc. (a) (c)	28,123
684	Dillards, Inc., Class A (c)	23,919
3,508	Dollar General Corp. (c)	56,338
1,702	Family Dollar Stores, Inc.	49,920
5,912	Federated Department Stores, Inc.	225,425
2,524	J.C. Penney Co., Inc.	195,257
3,676	Kohl’s Corp. (a)	251,549
2,571	Nordstrom, Inc.	126,853
938	Sears Holdings Corp. (a)	157,518
9,657	Target Corp.	550,932
		1,665,834
	Office Electronics — 0.1%
10,859	Xerox Corp. (a)	184,060
	Oil, Gas & Consumable Fuels — 8.0%
5,168	Anadarko Petroleum Corp.	224,911
3,703	Apache Corp.	246,287
4,675	Chesapeake Energy Corp. (c)	135,809
24,516	Chevron Corp.	1,802,661
18,502	ConocoPhillips	1,331,219
2,053	Consol Energy, Inc.	65,963
4,967	Devon Energy Corp.	333,186
7,931	El Paso Corp.	121,186
2,736	EOG Resources, Inc.	170,863
65,597	Exxon Mobil Corp.	5,026,698
3,038	Hess Corp.	150,594
1,204	Kinder Morgan, Inc.	127,323
3,955	Marathon Oil Corp.	365,838
2,100	Murphy Oil Corp.	106,785
9,686	Occidental Petroleum Corp.	472,967
2,966	Peabody Energy Corp.	119,856
1,378	Sunoco, Inc.	85,932
6,800	Valero Energy Corp.	347,888
6,700	Williams Cos., Inc.	175,004
4,113	XTO Energy, Inc. (c)	193,517
		11,604,487
	Paper & Forest Products — 0.3%
5,115	International Paper Co. (c)	174,422
2,036	MeadWestvaco Corp. (c)	61,202
2,663	Weyerhaeuser Co.	188,141
		423,765
	Personal Products — 0.1%
5,002	Avon Products, Inc.	165,266
1,433	Estee Lauder Cos., Inc., (The), Class A	58,495
		223,761
	Pharmaceuticals — 6.3%
17,259	Abbott Laboratories	840,686
1,725	Allergan, Inc.	206,552
1,192	Barr Pharmaceuticals, Inc. (a)	59,743
22,114	Bristol-Myers Squibb Co.	582,040
11,066	Eli Lilly & Co.	576,539
3,560	Forest Laboratories, Inc. (a)	180,136
32,612	Johnson & Johnson	2,153,044
2,732	King Pharmaceuticals, Inc. (a)	43,493
24,409	Merck & Co., Inc.	1,064,232
2,382	Mylan Laboratories, Inc.	47,545
81,089	Pfizer, Inc.	2,100,205
16,668	Schering-Plough Corp.	394,032
1,146	Watson Pharmaceuticals, Inc. (a)	29,830
15,139	Wyeth	770,878
		9,048,955
	Real Estate Investment Trusts (REITs) — 1.1%
1,086	Apartment Investment & Management Co.	60,838
2,454	Archstone-Smith Trust (c)	142,847
1,312	Boston Properties, Inc.	146,787
3,950	Equity Office Properties Trust	190,271
3,280	Equity Residential (c)	166,460
2,536	Kimco Realty Corp. (c)	113,993
1,992	Plum Creek Timber Co., Inc. (c)	79,381
2,783	ProLogis	169,123
1,374	Public Storage, Inc.	133,965

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued

	Real Estate Investment Trusts (REITs) — Continued
2,485	Simon Property Group, Inc.	251,706
1,449	Vornado Realty Trust	176,053
		1,631,424
	Real Estate Management & Development — 0.1%
2,074	CB Richard Ellis Group, Inc., Class A (a)	68,857
2,407	Realogy Corp. (a)	72,980
		141,837
	Road & Rail — 0.7%
4,046	Burlington Northern Santa Fe Corp.	298,635
4,896	CSX Corp.	168,569
4,464	Norfolk Southern Corp.	224,495
688	Ryder System, Inc. (c)	35,129
3,031	Union Pacific Corp.	278,913
		1,005,741
	Semiconductors & Semiconductor Equipment — 2.4%
6,166	Advanced Micro Devices, Inc. (a)	125,478
4,066	Altera Corp. (a)	80,019
3,847	Analog Devices, Inc.	126,451
15,614	Applied Materials, Inc.	288,078
5,268	Broadcom Corp., Class A (a)	170,209
64,837	Intel Corp.	1,312,949
2,237	KLA-Tencor Corp.	111,291
3,365	Linear Technology Corp.	102,027
4,505	LSI Logic Corp. (a)	40,545
3,602	Maxim Integrated Products, Inc.	110,293
8,478	Micron Technology, Inc. (a)	118,353
3,247	National Semiconductor Corp.	73,707
1,388	Novellus Systems, Inc. (a)	47,775
3,997	NVIDIA Corp. (a)	147,929
2,360	PMC-Sierra, Inc. (a) (c)	15,836
2,140	Teradyne, Inc. (a)	32,014
16,688	Texas Instruments, Inc.	480,615
3,783	Xilinx, Inc.	90,073
		3,473,642
	Software — 3.4%
6,555	Adobe Systems, Inc. (a)	269,542
2,601	Autodesk, Inc. (a)	105,236
2,304	BMC Software, Inc. (a)	74,189
4,615	CA, Inc. (c)	104,530
2,034	Citrix Systems, Inc. (a)	55,020
3,967	Compuware Corp. (a)	33,045
3,466	Electronic Arts, Inc. (a)	174,548
3,916	Intuit, Inc. (a)	119,477
97,286	Microsoft Corp.	2,904,960
3,806	Novell, Inc. (a)	23,597
44,996	Oracle Corp. (a)	771,231
10,547	Symantec Corp. (a)	219,905
		4,855,280
	Specialty Retail — 2.0%
1,683	AutoNation, Inc. (a) (c)	35,881
571	AutoZone, Inc. (a)	65,985
3,179	Bed Bath & Beyond, Inc. (a)	121,120
4,543	Best Buy Co., Inc.	223,470
1,589	Circuit City Stores, Inc. (c)	30,159
5,930	Gap, Inc. (The)	115,635
22,958	Home Depot, Inc.	921,993
3,845	Limited Brands, Inc.	111,274
17,124	Lowe’s Cos., Inc.	533,413
3,133	Office Depot, Inc. (a)	119,587
834	OfficeMax, Inc.	41,408
1,524	RadioShack Corp. (c)	25,573
1,258	Sherwin-Williams Co. (The)	79,984
8,132	Staples, Inc.	217,124
1,524	Tiffany & Co.	59,802
5,111	TJX Cos., Inc.	145,766
		2,848,174
	Textiles, Apparel & Luxury Goods — 0.4%
4,128	Coach, Inc. (a)	177,339
1,244	Jones Apparel Group, Inc.	41,587
1,154	Liz Claiborne, Inc.	50,153
2,115	Nike, Inc., Class B	209,448
1,001	V.F. Corp.	82,162
		560,689
	Thrifts & Mortgage Finance — 1.5%
6,979	Countrywide Financial Corp.	296,258
10,964	Fannie Mae	651,152
7,791	Freddie Mac	529,009
937	MGIC Investment Corp.	58,600
4,038	Sovereign Bancorp, Inc.	102,525
10,636	Washington Mutual, Inc.	483,832
		2,121,376
	Tobacco — 1.6%
23,568	Altria Group, Inc.	2,022,606
1,928	Reynolds American, Inc. (c)	126,226
1,809	UST, Inc. (c)	105,284
		2,254,116
	Trading Companies & Distributors — 0.0% (g)
825	WW Grainger, Inc.	57,700

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.6%
4,205	Alltel Corp.	254,319
32,561	Sprint Nextel Corp.	615,077
		869,396
	Total Common Stocks (Cost $121,993,654)	143,102,887
	Investment Company — 0.1%
1,240	SPDR Trust Series 1 (c) (Cost $176,555)	175,696
	Total Long-Term Investments (Cost $122,170,209)	143,278,583
Short-Term Investments — 0.7%
	Investment Company — 0.7%
947,909	JPMorgan Liquid Assets Money Market Fund (b) (m)	947,909

PRINCIPAL AMOUNT($)
	U.S. Treasury Bills — 0.0% (g)
50,000	U.S. Treasury Bills, 4.87%, 03/08/07 (k) (m) (n)	49,569
	Total Short-Term Investments (Cost $997,468)	997,478
Investments of Cash Collateral for Securities on Loan — 4.8%
	Certificates of Deposit — 0.6%
250,333	Credit Industriel et Commercial, London, 5.34%, 01/24/07	250,333
599,843	Societe Generale, New York, FRN, 5.34%, 06/20/07	599,843
		850,176
	Corporate Notes — 0.9%
500,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	500,000
200,000	Banque Federative Du Credit, FRN, 5.35%, 07/13/07	200,000
500,037	Beta Finance, Inc., FRN, 5.38%, 03/15/07	500,037
56,327	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	56,327
		1,256,364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 3.3%
1,360,787	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,361,591, collateralized by U.S. Government Agency Mortgages	1,360,787
1,350,000	Bear Stearns Cos., Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,350,797, collateralized by U.S. Government Agency Mortgages	1,350,000
772,208	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07 repurchase price $772,664, collateralized by U.S. Government Agency Mortgages	772,208
1,350,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,350,798, collateralized by U.S. Government Agency Mortgages	1,350,000
		4,832,995
	Total Investments of Cash Collateral for Securities on Loan (Cost $6,939,535)	6,939,535
	Total Investments — 104.9% (Cost $130,107,212)	151,215,596
	Liabilities in Excess of Other Assets — (4.9)%	(7,118,225)
	NET ASSETS — 100.0%	$144,097,371

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
13	Long Futures Outstanding E-Mini S&P 500 Index	March, 2007	$928,525	$(2,778)

Percentages indicated are based on net assets.

ABBREVIATIONS

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	— The rate shown is the effective yield at the date of purchase.

(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

FRN	— Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SPDR —	Standard & Poor’s Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$148,383,697
Investments in affiliates, at value	2,831,899
Total investment securities, at value	151,215,596
Cash	3,684
Receivables:
Investment securities sold	88,663
Portfolio shares sold	119,722
Interest and dividends	200,152
Total Assets	151,627,817

LIABILITIES:
Payables:
Investment securities purchased	143,893
Collateral for securities lending program	6,939,535
Portfolio shares redeemed	360,719
Variation margin on futures contracts	3,445
Accrued liabilities:
Investment advisory fees	11,135
Administration fees	13,134
Custodian and accounting fees	11,385
Trustees’ and Officers’ fees	64
Other	47,136
Total Liabilities	7,530,446
Net Assets:	$144,097,371

NET ASSETS:
Paid in capital	$127,524,809
Accumulated undistributed (distributions in excess of) net investment income	2,106,671
Accumulated net realized gains (losses)	(6,639,715)
Net unrealized appreciation (depreciation)	21,105,606
Total Net Assets	$144,097,371

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	11,595,462
Net asset value, offering and redemption price per share	$12.43

Cost of investments	$130,107,212
Market value of securities on loan	6,782,786

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
For the Year Ended DECEMBER 31, 2006

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income	$2,574,838
Dividend income from affiliates (a)	85,006
Interest income	4,332
Income from securities lending (net)	14,810
Total investment income	2,678,986

EXPENSES:
Investment advisory fees	367,713
Administration fees	156,779
Custodian and accounting fees	82,417
Interest expense	16
Professional fees	56,421
Trustees’ and Officers’ fees	2,197
Printing and mailing costs	93,061
Transfer agent fees	6,775
Other	16,143
Total expenses	781,522
Less amounts waived	(224,930)
Less earnings credits	(205)
Net expenses	556,387
Net investment income (loss)	2,122,599

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(704,803)
Investments in affiliates	(10,230)
Futures	25,418
Net realized gain (loss)	(689,615)
Change in net unrealized appreciation (depreciation) of:
Investments	18,388,688
Futures	9,435
Change in net unrealized appreciation (depreciation)	18,398,123
Net realized/unrealized gains (losses)	17,708,508
Change in net assets resulting from operations	$19,831,107

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,122,599	$1,915,232
Net realized gain (loss)	(689,615)	(350,695)
Change in net unrealized appreciation (depreciation)	18,398,123	4,414,651
Change in net assets resulting from operations	19,831,107	5,979,188

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,915,411)	(1,958,403)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,563,313	18,903,292
Dividends reinvested	1,915,411	1,958,403
Cost of shares redeemed	(25,225,710)	(25,151,037)
Change in net assets from capital transactions	(10,746,986)	(4,289,342)

NET ASSETS:
Change in net assets	7,168,710	(268,557)
Beginning of period	136,928,661	137,197,218
End of period	$144,097,371	$136,928,661
Accumulated undistributed (distributions in excess of) net investment income	$2,106,671	$1,912,321

SHARE TRANSACTIONS:
Issued	1,104,904	1,803,028
Reinvested	170,107	191,625
Redeemed	(2,213,906)	(2,390,262)
Change in shares	(938,895)	(395,609)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Equity Index Portfolio
Year Ended December 31, 2006	$10.92	$0.19	$1.48	$1.67	$(0.16)	$(0.16)
Year Ended December 31, 2005	10.61	0.15	0.31	0.46	(0.15)	(0.15)
Year Ended December 31, 2004	9.72	0.15	0.85	1.00	(0.11)	(0.11)
Year Ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)	(0.09)
Year Ended December 31, 2002	9.92	0.09	(2.32)	(2.23)	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$12.43	15.42%	$144,097	0.40%	1.54%	0.57%	7%
10.92	4.46	136,929	0.46	1.41	0.51	12
10.61	10.34	137,197	0.50	1.53	0.51	14
9.72	27.98	126,733	0.50	1.32	0.51	1
7.69	(22.48)	89,012	0.50	1.15	0.51	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Equity Index Portfolio	Class 1

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Equity Index Portfolio to JPMorgan Insurance Trust Equity Index Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of December 31, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$4,323	$6,939,535	$6,782,786

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(778)	$(12,838)	$13,616

The reclassification for the Portfolio relates primarily to distributions received from investments in REITs and deferred compensation.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.30%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $1,280.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.14% of the average daily net assets of the Portfolio.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% (0.41% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $224,930. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$9,779,614	$20,257,827

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$131,404,927	$36,003,095	$16,192,426	$19,810,669

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and REIT Return of Capital adjustments.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,915,411	$1,915,411

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,958,403	$1,958,403

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,109,083	$(4,863,375)	$19,810,669

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals, mark-to-market of futures contracts, deferred compensation and outstanding REIT Return of Capital adjustments.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

Expires
2009	2010	2014	Total
$521,344	$4,041,792	$300,239	$4,863,375

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period ended December 31, 2006, the Portfolio deferred to January 1, 2007 post-October capital losses of $481,400.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowing outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees of
JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio, formerly JPMorgan Investment Trust Equity Index Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 1	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Actual	$1,000.00	$1,125.90	$2.14	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Equity Index Portfolio’s performance in the fourth quintile for the one, three and five year periods. The Trustees considered

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

the Advisor’s analysis of the Portfolio’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Portfolio’s Advisor to similarly review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Equity Index Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual expenses were in the third quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   31

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITEIP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Government Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Government Bond Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

HIGHLIGHTS

•	Rising inflationary pressures prompted Fed to begin rate increase cycle

•	Bond yields rose on inflation and interest rate concerns

•	Slowed home sales and manufacturing activity curbed economic growth

•	Fed paused rate hike cycle in the latter half of 2006, triggering a rally in the markets

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Government Bond Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength ”

Economy entered 2006 with impressive strength

After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength. Gross domestic product (GDP) growth surprised many observers and soared to 5.6% in the first quarter of 2006.

Concerned about the robust pace of economic growth and mounting inflationary pressures, the Federal Open Market Committee (FOMC) raised the fed funds target by 100 basis points in 2006 — with two 25-basis-point hikes in the first quarter and another two in the second quarter. Bond yields headed upward on concerns that stronger economic growth would lead to accelerating inflation and additional interest rate hikes from the Federal Reserve (Fed).

Housing market’s woes tamed the growth rate

Yet by the third quarter, evidence emerged that the sharp slowdown in the housing market along with declines in manufacturing activity were having an impact on the pace of overall economic growth. Second-quarter GDP (announced in the third quarter) slipped to 2.6%. Alternatively, oil prices moderated, which helped ease some of the lingering inflationary concerns.

The economic data was enough to change course. At the August meeting of the FOMC the fed funds rate was held steady at 5.25%, marking the first time in 18-consecutive meetings that a rate hike was not implemented.

Cooling economy encourages bond market

The Fed’s pause sparked a rally in the financial markets. Despite the Fed’s cautious tone, bond investors believed the fed funds target had peaked, and began pricing into the market lower interest rates in 2007. Third-quarter GDP slowed to 2.2%, but the core CPI increased only moderately throughout the same period, supporting the market’s optimism.

Although Treasury yields generally increased from year-end 2005 to year-end 2006, they ended the 12-month period lower than the peak levels of the first half of 2006, when concerns about a strong economy and rising inflation gripped the market. For example:

•	The two-year Treasury yield began the year at 4.40%, peaked at 5.28% on June 28, and ended 2006 at 4.81%.

•	The 10-year Treasury yield began the year at 4.39%, peaked at 5.25% on June 28, and ended the year at 4.70%.

•	The 30-year Treasury yield started the year at 4.54%, peaked at 5.31% on May 12, and ended 2006 at 4.81%.

Overall, bonds generated modestly positive performance for 2006. The Lehman Brothers Aggregate Bond Index posted a total return of 4.33% for the year, up from 2.43% in 2005. This marks the seventh-consecutive year of positive returns for the Lehman Brothers Aggregate Bond Index. Spread sectors outperformed Treasuries during the year, with corporate bonds leading the way. The credit sector advanced on record-low defaults, sound corporate fundamentals and positive earnings growth.

Mixed signals keep rates on hold

The U.S. economy looks to be transitioning to a period of declining growth. The main point of contention is the extent to which activity will cool, particularly as residential construction experiences continued weakness, and as downward pressure on household wealth from falling home prices continues to present risks to consumption growth. Although some concurrent indicators, particularly in the goods-producing sectors, have shown distinct signs of weakness, the broad economy and, crucially, the job market, have held up well. This may have to change for the Fed to initiate an easing campaign. In the meantime, we believe interest rates will most likely stay on hold with an outside risk of further tightening.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Asset as of 12/31/2006	$167,571,149
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.24 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal, returned 3.47% (Class 1 Shares) during the 12 months ended December 31, 2006, compared to the 3.48% return for the Lehman Brothers Government Bond Index for the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Yields increased across the Treasury yield curve during the 12-month period. The yield curve remained inverted, with short-term rates remaining higher than longer-term rates. With a year-end yield of 4.81%, the 30-year Treasury was lower than the two-year Treasury. In addition, yields were higher than they had been at the end of 2005; for example, the yield on the two-year Treasury ended the year at 4.82%, compared to 4.41% at the end of 2005, while the yield for the 10-year Treasury ended the year at 4.70%, compared to 4.39% at the end of 2005.
The Portfolio performed in line with its benchmark during the period. Our duration and yield-curve positioning were positive contributors to performance. For most of the year, we kept the Portfolio’s duration (sensitivity to interest rate changes) within a range of 5.00 years to 5.25 years, which is in line with our stated objective. By year end, we had positioned the duration to 5.41 years, which is within the average range for the Government Bond Portfolio. In terms of yield-curve positioning, our focus on mortgages resulted in an overweight relative to the index in the three- to 10-year range of the yield curve. Additionally, the Portfolio’s overweight to the mortgage sector contributed positively to performance.
On the negative side, the Portfolio’s position in treasury inflation protected securities (TIPS) detracted from performance. During the 12-month period, inflation pressures eased, and the relative attractiveness of this segment of the government bond market subsided. Overall, the underweight to U.S. Treasury securities was a negative influence on performance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our “buy-and-hold” approach. Our specific security selections in all sectors of the government bond market contributed positively to the Portfolio’s 12 month return.
We continued to overweight mortgages in general and well-structured collateralized mortgage obligations (CMOs) in particular. We also underweighted agency securities and Treasury notes and overweighted Treasury STRIPS.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	47.4%
U.S. Treasury Obligations	24.9
U.S. Government Agencies	12.8
Mortgage Pass-Through Securities	12.6
Short-Term Investment	1.7
Investments of Cash Collateral for Securities on Loan	13.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/1994	3.47%	5.14%	5.99%

TEN YEAR PERFORMANCE  (12/31/96 TO 12/31/06)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Government Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Fund Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Government Bond Index is an unmanaged index representing the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Collateralized Mortgage Obligations — 47.4%
	Federal Home Loan Mortgage Corp.,
220,540	Series 1343, Class LA, 8.00%, 08/15/22	220,620
48,272	Series 1561, Class TA, PO, 08/15/08	47,229
399,959	Series 1577, Class PV, 6.50%, 09/15/23	411,896
1,136,366	Series 1584, Class L, 6.50%, 09/15/23	1,162,526
40,505	Series 1604, Class MB, IF, VAR, 6.54%, 11/15/08	40,794
83,950	Series 1625, Class SC, IF, VAR, 6.72%, 12/15/08	84,723
896,553	Series 1633, Class Z, 6.50%, 12/15/23	920,610
201,000	Series 1694, Class PK, 6.50%, 03/15/24	208,593
61,168	Series 1985, Class PL, 6.50%, 10/17/26 (m)	61,180
486,918	Series 1999, Class PU, 7.00%, 10/15/27	501,579
847,285	Series 2031, Class PG, 7.00%, 02/15/28 (m)	882,544
714,030	Series 2035, Class PC, 6.95%, 03/15/28	737,572
750,000	Series 2095, Class PE, 6.00%, 11/15/28	758,695
112,466	Series 2132, Class PD, 6.00%, 11/15/27	112,568
255,075	Series 2178, Class PB, 7.00%, 08/15/29	261,639
339,599	Series 2259, Class ZC, 7.35%, 10/15/30	361,787
705,949	Series 2345, Class PQ, 6.50%, 08/15/16	721,367
506,940	Series 2366, Class VG, 6.00%, 06/15/11	507,525
974,934	Series 2367, Class ME, 6.50%, 10/15/31	994,493
92,441	Series 2390, Class DO, PO, 12/15/31	75,259
883,000	Series 2527, Class BP, 5.00%, 11/15/17	863,493
5,000,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	5,049,220
3,230,000	Series 2578, Class PG, 5.00%, 02/15/18	3,116,617
2,000,000	Series 2626, Class KA, 3.00%, 03/15/30	1,862,228
650,000	Series 2631, Class TE, 4.50%, 02/15/28	625,429
699,405	Series 2647, Class A, 3.25%, 04/15/32	642,963
2,914,660	Series 2651, Class VZ, 4.50%, 07/15/18	2,737,307
2,438,000	Series 2656, Class BG, 5.00%, 10/15/32	2,370,552
410,000	Series 2682, Class LC, 4.50%, 07/15/32	387,255
2,500,000	Series 2684, Class PD, 5.00%, 03/15/29	2,461,733
1,250,000	Series 2749, Class TD, 5.00%, 06/15/21	1,223,812
650,000	Series 2773, Class TB, 4.00%, 04/15/19	582,339
625,000	Series 2827, Class DG, 4.50%, 07/15/19	584,506
1,200,000	Series 2827, Class TC, 5.00%, 10/15/28	1,187,524
869,700	Series 2927, Class GA, 5.50%, 10/15/34	871,644
1,250,000	Series 2929, Class PC, 5.00%, 01/15/28	1,233,722
891,340	Series 3085, Class VS, VAR, 7.32%, 12/15/35	972,139
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
790,592	Series T-54, Class 2A, 6.50%, 02/25/43	805,783
476,053	Series T-56, Class A, PO, 05/25/43	399,297
	Federal National Mortgage Association,
30,903	Series 1988-16, Class B, 9.50%, 06/25/18	33,483
138,329	Series 1993-146, Class E, PO, 05/25/23	113,836
245,000	Series 1993-155, Class PJ, 7.00%, 09/25/23	256,738
49,196	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	50,240
22,398	Series 1993-205, Class H, PO, 09/25/23	18,410
138,409	Series 1993-221, Class SG, IF, VAR, 3.56%, 12/25/08	136,751
1,858,140	Series 1993-223, Class PZ, 6.50%, 12/25/23	1,946,635
708,612	Series 1993-250, Class Z, 7.00%, 12/25/23	727,619
62,047	Series 1994-12, Class C, 6.25%, 01/25/09	61,879
13,953	Series 1994-13, Class SM, IF, VAR, 9.82%, 02/25/09	14,467
341,785	Series 1994-28, Class K, 6.50%, 08/25/23	342,703
1,110,886	Series 1994-37, Class L, 6.50%, 03/25/24	1,140,955
6,388,638	Series 1994-72, Class K, 6.00%, 04/25/24	6,492,752
23,012	Series 1994-76, Class H, 5.00%, 02/25/24	22,873
206,390	Series 1998-46, Class GZ, 6.50%, 08/18/28	212,716
522,039	Series 1998-58, Class PC, 6.50%, 10/25/28	536,115
1,058,388	Series 1999-39, Class JH, IO, 6.50%, 08/25/29	226,280
473,508	Series 2001-4, Class PC, 7.00%, 03/25/21	490,709
1,618,999	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	359,445
460,489	Series 2002-2, Class UC, 6.00%, 02/25/17	463,155
2,000,000	Series 2002-18, Class PC, 5.50%, 04/25/17	2,011,139
2,000,000	Series 2003-35, Class MD, 5.00%, 11/25/16	1,974,183
1,250,000	Series 2003-70, Class BE, 3.50%, 12/25/25	1,200,088
3,600,000	Series 2003-81, Class MC, 5.00%, 12/25/32	3,497,704
600,000	Series 2003-82, Class VB, 5.50%, 08/25/33	595,564
2,901,667	Series 2003-128, Class DY, 4.50%, 01/25/24	2,696,118
1,850,000	Series 2004-2, Class OE, 5.00%, 05/25/23	1,785,477
1,441,661	Series 2004-75, Class VK, 4.50%, 09/25/22	1,365,276
86,236	Series G92-44, Class ZQ, 8.00%, 07/25/22	91,264
36,424	Series G92-66, Class KA, 6.00%, 12/25/22	36,980
	Federal National Mortgage Association Whole Loan,
841,045	Series 1999-W4, Class A9, 6.25%, 02/25/29	850,301
1,403,230	Series 2002-W7, Class A4, 6.00%, 06/25/29	1,411,594
754,198	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	767,240
696,366	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	706,855
	Government National Mortgage Association,
383,665	Series 1998-22, Class PD, 6.50%, 09/20/28	392,256
122,796	Series 1999-17, Class L, 6.00%, 05/20/29	123,999
482,557	Series 2001-6, Class PM, 6.50%, 06/16/30	484,140
2,500,000	Series 2001-10, Class PE, 6.50%, 03/16/31 (m)	2,592,229
1,000,000	Series 2001-64, Class PB, 6.50%, 12/20/31	1,027,706

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Collateralized Mortgage Obligations — Continued
6,989,579	Series 2003-59, Class XA, IO, VAR, 0.94%, 06/16/34	612,105
2,759,774	Series 2003-75, Class BE, 6.00%, 04/16/28	2,801,369
1,665,357	Series 2004-62, Class VA, 5.50%, 07/20/15	1,670,562
	Total Collateralized Mortgage Obligations (Cost $79,942,955)	79,392,672
	Mortgage Pass-Through Securities — 12.6%
	Federal Home Loan Mortgage Corp. Gold Pools,
412,564	5.00%, 12/01/13 – 04/01/14	407,786
149,977	5.50%, 03/01/14	150,516
294,503	6.00%, 04/01/14 – 02/01/32	297,956
1,807,980	6.50%, 06/01/14 – 04/01/32	1,850,688
34,901	7.00%, 02/01/11	35,790
68,741	7.50%, 09/01/10	69,523
21,799	8.50%, 12/01/09 – 07/01/28	23,269
	Federal Home Loan Mortgage Corp. Conventional Pools,
226,240	ARM, 6.87%, 01/01/27	230,803
70,682	ARM, 6.94%, 04/01/30	72,547
36,260	9.00%, 12/01/09	36,211
	Federal National Mortgage Association Various Pools,
4,097,448	5.00%, 11/01/13 – 11/01/33	3,985,397
7,216,645	5.50%, 11/01/16 – 01/01/34	7,154,794
2,107,196	6.00%, 04/01/13 – 09/01/28	2,134,856
603,333	6.50%, 11/01/11 – 04/01/32	618,050
179,560	7.50%, 02/01/13 – 08/01/30	185,606
452,775	8.00%, 11/01/12 – 01/01/16	468,226
	Government National Mortgage Association Various Pools,
2,865,142	ARM, 4.50%, 07/20/34 – 09/20/34	2,822,560
14,710	ARM, 5.75%, 07/20/27	14,901
32,815	6.50%, 03/15/28 – 09/15/28	33,767
78,915	7.00%, 12/15/25 – 06/15/28	81,579
41,096	7.50%, 05/15/23 – 12/20/26	42,867
82,448	7.75%, 07/15/30	86,797
232,825	8.00%, 11/20/26 – 10/15/27	246,059
18,196	9.00%, 11/15/24	19,561
	Total Mortgage Pass-Through Securities (Cost $21,339,060)	21,070,109
	U.S. Government Agency Securities — 12.8%
1,500,000	Federal Farm Credit Bank, 6.75%, 07/07/09	1,561,293
1,000,000	Federal Home Loan Bank System, 5.90%, 03/26/09 (c)	1,013,839
6,000,000	Federal National Mortgage Association,
	Zero Coupon, 09/23/20	2,904,924
	Financing Corp. Fico,
2,000,000	Zero Coupon, 11/02/18	1,093,254
8,000,000	Zero Coupon, 12/06/18	4,350,120
3,000,000	Zero Coupon, 10/09/19	1,483,374
630,000	Zero Coupon, 03/23/28	207,439
	Resolution Funding Corp.,
1,000,000	Zero Coupon, 10/15/17	587,340
2,000,000	Zero Coupon, 01/15/20	1,038,940
4,000,000	Zero Coupon, 07/15/20	2,026,344
	Tennessee Valley Authority,
5,000,000	Zero Coupon, 07/15/16	3,061,625
2,000,000	6.00%, 03/15/13	2,106,984
	Total U.S. Government Agency Securities (Cost $19,397,307)	21,435,476
	U.S. Treasury Obligations — 24.9%
	U.S. Treasury Bonds,
650,000	6.13%, 11/15/27 (c)	754,152
2,700,000	7.25%, 05/15/16 (c)	3,209,520
1,250,000	8.13%, 08/15/19 (c)	1,633,105
2,000,000	9.13%, 05/15/18	2,750,782
2,800,000	10.38%, 11/15/12	2,924,468
	U.S. Treasury Inflation Indexed Bonds,
579,916	3.50%, 01/15/11	603,702
6,246,375	3.63%, 01/15/08	6,312,986
	U.S. Treasury Notes,
2,250,000	4.25%, 08/15/13 (c)	2,193,575
2,500,000	4.50%, 09/30/11 (c)	2,478,027
200,000	6.00%, 08/15/09	206,039
	U.S. Treasury Bonds Coupon STRIPS,
4,000,000	11/15/09 (c)	3,500,836
2,500,000	08/15/14 (c)	1,753,205
2,000,000	11/15/14 (c)	1,384,204
1,750,000	02/15/15 (c)	1,197,107
500,000	05/15/15 (c)	337,780
750,000	08/15/15 (c)	500,771
3,000,000	11/15/15 (c)	1,974,618
400,000	05/15/16	256,914
15,000,000	05/15/20	7,810,650
	Total U.S. Treasury Obligations (Cost $40,631,679)	41,782,441
	Total Long-Term Investments (Cost $161,311,001)	163,680,698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
2,939,392	JPMorgan U.S. Government Money Market Fund (b) (m) (Cost $2,939,392)	2,939,392

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION
Investments of Cash Collateral for Securities on Loan — 13.5%
	Repurchase Agreements — 13.5%
4,186,260	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $4,188,735, collateralized by U.S. Government Agency Mortgages	4,186,260
4,500,000	Bear Stearns, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $4,502,655, collateralized by U.S. Government Agency Mortgages	4,500,000
4,900,000	HSBC Securities, Inc., 5.28%, dated 12/29/06, due 01/02/07, repurchase price $4,902,875, collateralized by U.S. Government Agency Mortgages	4,900,000
4,500,000	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $4,502,655, collateralized by U.S. Government Agency Mortgages	4,500,000
4,500,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $4,502,660, collateralized by U.S. Government Agency Mortgages	4,500,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $22,586,260)	22,586,260

	Total Investments — 112.9% (Cost $186,836,653)	189,206,350
	Liabilities in Excess of Other Assets — (12.9)%	(21,635,201)
	NET ASSETS — 100.0%	$167,571,149

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM	—	Adjustable Rate Mortgage.

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of December 31, 2006. The rate may be subject to a cap and floor.

IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS	—	Separate Trading of Registered Interest and Principal Securities.

VAR	—	Variable rate note. The interest rate shown is the rate in effect at December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$163,680,698
Investments in affiliates, at value	2,939,392
Repurchase agreements, at value	22,586,260
Total investment securities, at value	189,206,350
Receivables:
Investment securities sold	5,420
Portfolio shares sold	582,520
Interest and dividends	904,913
Prepaid expenses and other assets	45
Total Assets	190,699,248

LIABILITIES:
Payables:
Collateral for securities lending program	22,586,260
Portfolio shares redeemed	422,094
Accrued liabilities:
Investment advisory fees	47,161
Administration fees	13,875
Trustees’ and Officers’ fees	8
Other	58,701
Total Liabilities	23,128,099
Net Assets:	$167,571,149

NET ASSETS:
Paid in capital	$156,855,318
Accumulated undistributed (distributions in excess of) net investment income	8,681,464
Accumulated net realized gains (losses)	(335,330)
Net unrealized appreciation (depreciation)	2,369,697
Total Net Assets	$167,571,149

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	14,958,832
Net asset value, offering and redemption price per share	$11.20

Cost of investments	$186,836,653
Market value of securities on loan	22,081,671

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Government Bond Portfolio
INVESTMENT INCOME:
Dividend income from affiliates (a)	$244,260
Interest income	9,556,978
Income from securities lending (net)	33,732
Total investment income	9,834,970

EXPENSES:
Investment advisory fees	754,047
Administration fees	210,619
Custodian and accounting fees	14,924
Professional fees	67,409
Trustees’ and Officers’ fees	2,701
Printing and mailing costs	101,127
Transfer agent fees	6,502
Other	20,282
Total expenses	1,177,611
Less amounts waived	(41,799)
Less earnings credits	(45)
Net expenses	1,135,767
Net investment income (loss)	8,699,203

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(204,711)
Change in net unrealized appreciation (depreciation) of investments	(2,576,988)
Net realized/unrealized gains (losses)	(2,781,699)
Change in net assets resulting from operations	$5,917,504

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,699,203	$9,591,180
Net realized gain (loss)	(204,711)	211,918
Change in net unrealized appreciation (depreciation)	(2,576,988)	(3,691,230)
Change in net assets resulting from operations	5,917,504	6,111,868

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,635,666)	(9,946,227)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,413,453	14,789,507
Dividends reinvested	9,635,666	9,946,227
Cost of shares redeemed	(44,573,739)	(38,413,574)
Change in net assets from capital transactions	(24,524,620)	(13,677,840)

NET ASSETS:
Change in net assets	(28,242,782)	(17,512,199)
Beginning of period	195,813,931	213,326,130
End of period	$167,571,149	$195,813,931
Accumulated undistributed (distributions in excess of) net investment income	$8,681,464	$9,616,252

SHARE TRANSACTIONS:
Issued	944,256	1,296,364
Reinvested	900,529	899,297
Redeemed	(4,055,922)	(3,367,833)
Change in shares	(2,211,137)	(1,172,172)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value end of period
Government Bond Portfolio
Year Ended December 31, 2006	$11.40	$0.60	$(0.22)	$0.38	$(0.58)	$11.20
Year Ended December 31, 2005	11.63	0.58	(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54	(0.01)	0.53	(0.57)	11.63
Year Ended December 31, 2003	11.92	0.56	(0.26)	0.30	(0.55)	11.67
Year Ended December 31, 2002	10.62	0.55	0.75	1.30	— (b)	11.92

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

	Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
3.56%	$167,571	0.63%	4.82%	0.65%	3%
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14
2.54	211,642	0.62	4.76	0.63	23
12.26	208,305	0.63	5.33	0.63	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Government Bond Portfolio	Class 1

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Government Bond Portfolio to JPMorgan Insurance Trust Government Bond Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

securities outstanding during a given month. For the period ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$14,990	$22,586,260	$22,081,671

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(1,676)	$1,675	$1

The reclassification for the Portfolio relates primarily to deferred compensation.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.45%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006, was $8,915.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% (0.75% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $41,799. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,424,285	$19,973,508	$2,986,614	$10,891,532

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$186,836,653	$4,806,776	$2,437,079	$2,369,697

There is no difference between book and tax basis unrealized appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,635,666	$9,635,666

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,946,227	$9,946,227

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,684,835	$(335,261)	$2,369,697

For the Portfolio, the cumulative timing differences primarily consist of post-October loss deferrals and deferred compensation.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2012	2014	Total
$130,619	$204,642	$335,261

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period ended December 31, 2006, the Portfolio deferred to January 1, 2007, post October capital losses of $69.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Government Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Government Bond Portfolio, formerly JPMorgan Investment Trust Government Bond Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 1	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Actual	$1,000.00	$1,047.70	$3.10	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Government Bond Portfolio’s performance in the second, second and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Government Bond Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Treasury Income

For the year ended December 31, 2006, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 43.45%.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITGBP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$77,750,474
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 14.12% (Class 1 Shares) over the 12 months ended December 31, 2006, compared to the 15.26% return for the Russell Midcap Index over the same period.* The 12-month period proved to be difficult for all mid-cap core managers as less than 21% outperformed the Russell Midcap Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period. The value factors employed by the behavioral finance process had a positive impact on performance, yet our momentum factors negatively impacted performance.

The Portfolio’s return was hindered by stock selection in the healthcare and consumer discretionary sectors. Performance in the healthcare sector was negatively impacted by the healthcare equipment and services industry. Healthcare providers have been negatively impacted by the trend of accelerating costs, which have led to concerns over deteriorating medical-cost ratios (the percentage of premium revenue used to pay patient medical bills). The consumer discretionary sector detracted from results due to poor stock selection in the automobile and components industry.

Despite the Portfolio’s relative underperformance, the materials and information technology sectors aided returns. Performance in the materials sector was driven by metals and mining stocks, which benefited from elevated commodity prices and robust global demand. In the information technology sector, our factors correctly drove stock selection in the semiconductor industry, which experienced record worldwide sales due to increased spending on memory chips used in computers, hand-held music players and digital cameras.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The investment philosophy of the Intrepid Mid Cap strategy is based on concepts examined by behavioral finance theory. On average, fast growing cheap stocks with improving earnings expectations and good news flow outperform slow growing expensive stocks with bad news flow. Behavioral finance studies show us that people’s behavior in a financial context is affected by deep psychological biases and emotional reactions, and that this gives rise to the market anomalies whereby stocks with specific characteristics such as value and momentum outperform substantially. The importance of this is that the anomalies that our process aims to exploit have demonstrably already existed for decades.

The Intrepid Mid Cap strategy seeks to capitalize on persistent market inefficiencies driven by investor irrationality and maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	J.C. Penney Co., Inc.	1.0%
2.	Thermo Fisher Scientific, Inc.	1.0
3.	American Electric Power Co., Inc.	0.9
4.	PACCAR, Inc.	0.9
5.	Forest Laboratories, Inc.	0.9
6.	Kroger Co. (The)	0.9
7.	ConAgra Foods, Inc.	0.9
8.	Harley-Davidson, Inc.	0.9
9.	Xerox Corp.	0.9
10.	Sempra Energy	0.9

PORTFOLIO COMPOSITION**

Financials	19.7%
Consumer Discretionary	18.2
Information Technology	13.1
Industrials	11.5
Health Care	9.3
Utilities	8.4
Energy	5.8
Consumer Staples	5.6
Materials	5.0
Telecommunication Services	1.8
Investments of Cash Collateral for Securities on Loan	9.9
Short-Term Investment	1.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	14.12%	10.39%	10.68%
CLASS 2 SHARES	8/16/06	14.06	10.38	10.67

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio and the Russell Midcap Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Index is an unmanaged index, which measures the performance of 800 smallest companies of the Russell 1000 Index. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 0.3%
4,000	Armor Holdings, Inc. (a) (c)	219,400
	Airlines — 1.7%
9,250	Continental Airlines, Inc., Class B (a) (c)	381,563
11,300	UAL Corp. (a) (c)	497,200
7,650	US Airways Group, Inc. (a)	411,952
		1,290,715
	Auto Components — 0.6%
8,000	Autoliv, Inc. (Sweden)	482,400
	Automobiles — 0.9%
9,550	Harley-Davidson, Inc.	672,989
	Biotechnology — 0.6%
6,400	Cephalon, Inc. (a) (c)	450,624
	Capital Markets — 3.0%
8,050	A.G. Edwards, Inc.	509,484
10,600	American Capital Strategies Ltd. (c)	490,356
2,700	Bear Stearns Cos., Inc. (The)	439,506
23,484	E*Trade Financial Corp. (a)	526,511
11,250	Raymond James Financial, Inc. (c)	340,988
		2,306,845
	Chemicals — 0.6%
3,300	Albemarle Corp.	236,940
7,000	Westlake Chemical Corp.	219,660
		456,600
	Commercial Banks — 2.5%
9,350	Comerica, Inc.	548,658
16,900	Keycorp	642,707
5,250	PNC Financial Services Group, Inc.	388,710
10,500	Regions Financial Corp.	392,700
		1,972,775
	Commercial Services & Supplies — 2.1%
12,250	Covanta Holding Corp. (a)	269,990
6,600	Herman Miller, Inc.	239,976
6,950	Manpower, Inc.	520,763
14,500	Steelcase, Inc. (c)	263,320
10,250	Waste Management, Inc.	376,893
		1,670,942
	Communications Equipment — 0.3%
8,750	Polycom, Inc. (a)	270,463
	Computers & Peripherals — 2.2%
28,800	Brocade Communications Systems, Inc. (a) (c)	236,448
7,200	Lexmark International, Inc., Class A (a)	527,040
12,100	NCR Corp. (a)	517,396
22,525	Western Digital Corp. (a)	460,861
		1,741,745
	Consumer Finance — 0.6%
8,350	First Marblehead Corp. (The)	456,328
	Diversified Consumer Services — 0.7%
29,800	Service Corporation International	305,450
6,550	Sotheby’s (c)	203,181
		508,631
	Diversified Financial Services — 0.8%
11,650	CIT Group, Inc.	649,721
	Diversified Telecommunication Services — 1.8%
11,190	AT&T, Inc.	400,043
11,175	CenturyTel, Inc.	487,900
10,500	Embarq Corp.	551,880
		1,439,823
	Electric Utilities — 2.6%
17,050	American Electric Power Co., Inc.	725,989
6,250	FirstEnergy Corp.	376,875
7,200	FPL Group, Inc.	391,824
9,800	Pinnacle West Capital Corp.	496,762
		1,991,450
	Electrical Equipment — 1.2%
4,850	Acuity Brands, Inc.	252,394
4,200	Cooper Industries Ltd., Class A	379,806
6,000	Thomas & Betts Corp. (a)	283,680
		915,880
	Electronic Equipment & Instruments — 0.7%
3,750	Anixter International, Inc. (a)	203,625
13,850	AVX Corp. (c)	204,841
2,150	Mettler-Toledo International, Inc. (Switzerland) (a)	169,528
		577,994
	Energy Equipment & Services — 1.5%
6,200	Cameron International Corp. (a)	328,910
9,100	Superior Energy Services, Inc. (a) (c)	297,388
6,150	Tidewater, Inc.	297,414
3,000	Veritas DGC, Inc. (a)	256,890
		1,180,602
	Food & Staples Retailing — 0.9%
30,350	Kroger Co. (The)	700,175

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 1.8%
9,925	Archer-Daniels-Midland Co.	317,203
25,000	ConAgra Foods, Inc.	675,000
9,200	H.J. Heinz Co.	414,092
		1,406,295
	Gas Utilities — 1.5%
6,425	Energen Corp.	301,589
13,500	ONEOK, Inc.	582,120
10,400	UGI Corp.	283,712
		1,167,421
	Health Care Providers & Services — 5.2%
9,600	Aetna, Inc.	414,528
11,950	AmerisourceBergen Corp.	537,272
5,000	Cigna Corp.	657,850
6,151	Coventry Health Care, Inc. (a)	307,858
10,125	Humana, Inc. (a)	560,014
7,750	Laboratory Corp. of America Holdings (a)	569,392
7,400	McKesson Corp.	375,180
5,800	Pediatrix Medical Group, Inc. (a)	283,620
4,450	WellCare Health Plans, Inc. (a)	306,605
		4,012,319
	Health Care Technology — 0.4%
23,950	Emdeon Corp. (a)	296,741
	Hotels, Restaurants & Leisure — 3.0%
16,625	Brinker International, Inc.	501,410
6,550	Choice Hotels International, Inc.	275,755
12,800	Darden Restaurants, Inc.	514,176
8,250	International Game Technology	381,150
3,700	Jack in the Box, Inc. (a)	225,848
12,500	Wyndham Worldwide Corp. (a)	400,250
		2,298,589
	Household Durables — 0.9%
6,000	Snap-On, Inc.	285,840
5,350	Whirlpool Corp.	444,157
		729,997
	Household Products — 0.6%
6,675	Energizer Holdings, Inc. (a)	473,858
	Independent Power Producers & Energy Traders — 1.8%
17,300	Mirant Corp. (a)	546,161
9,000	NRG Energy, Inc. (a)	504,090
6,850	TXU Corp.	371,338
		1,421,589
	Insurance — 3.5%
13,800	American Financial Group, Inc.	495,558
9,450	Assurant, Inc.	522,113
1,000	Markel Corp. (a)	480,100
8,650	Nationwide Financial Services, Inc. (c)	468,830
6,150	Philadelphia Consolidated Holding Co. (a)	274,044
13,412	W.R. Berkley Corp.	462,848
		2,703,493
	Internet Software & Services — 0.3%
3,900	Digital River, Inc. (a) (c)	217,581
	IT Services — 3.0%
7,650	Alliance Data Systems Corp. (a)	477,896
11,250	Computer Sciences Corp. (a)	600,412
17,950	Convergys Corp. (a)	426,851
11,700	Electronic Data Systems Corp.	322,335
15,600	Sabre Holdings Corp., Class A	497,484
		2,324,978
	Leisure Equipment & Products — 1.7%
17,700	Hasbro, Inc.	482,325
8,000	Marvel Entertainment, Inc. (a) (c)	215,280
26,800	Mattel, Inc.	607,288
		1,304,893
	Life Sciences Tools & Services — 1.0%
16,500	Thermo Fisher Scientific, Inc. (a)	747,285
	Machinery — 5.0%
6,250	Crane Co.	229,000
4,334	Cummins, Inc.	512,192
7,900	Eaton Corp.	593,606
9,700	Manitowoc Co., Inc. (The)	576,471
11,000	PACCAR, Inc. (c)	713,900
7,900	Parker-Hannifin Corp.	607,352
10,200	Terex Corp. (a)	658,716
		3,891,237
	Media — 3.2%
18,400	DIRECTV Group, Inc. (The) (a)	458,896
7,700	Gannett Co., Inc.	465,542
7,400	McGraw-Hill Cos., Inc. (The)	503,348
4,850	Meredith Corp.	273,298
3,950	Omnicom Group, Inc.	412,933
16,950	Warner Music Group Corp.	389,002
		2,503,019

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 4.4%
2,550	Carpenter Technology Corp.	261,426
12,700	Commercial Metals Co.	327,660
9,750	Freeport-McMoRan Copper & Gold, Inc., Class B	543,367
6,150	Nucor Corp.	336,159
3,700	Oregon Steel Mills, Inc. (a)	230,917
3,150	Phelps Dodge Corp.	377,118
7,100	Southern Copper Corp. (c)	382,619
10,400	Steel Dynamics, Inc.	337,480
8,350	United States Steel Corp.	610,719
		3,407,465
	Multi-Utilities — 2.5%
29,900	CenterPoint Energy, Inc. (c)	495,742
7,650	OGE Energy Corp. (c)	306,000
11,975	Sempra Energy	671,079
19,850	Xcel Energy, Inc. (c)	457,741
		1,930,562
	Multiline Retail — 1.7%
10,750	Big Lots, Inc. (a) (c)	246,390
8,400	Federated Department Stores, Inc.	320,292
10,100	J.C. Penney Co., Inc.	781,336
		1,348,018
	Office Electronics — 0.9%
39,600	Xerox Corp. (a)	671,220
	Oil, Gas & Consumable Fuels — 4.3%
7,800	Anadarko Petroleum Corp.	339,456
11,550	Frontier Oil Corp.	331,947
5,300	Holly Corp.	272,420
4,700	Marathon Oil Corp.	434,750
11,100	Noble Energy, Inc.	544,677
7,000	Occidental Petroleum Corp.	341,810
6,200	Overseas Shipholding Group, Inc. (c)	349,060
7,425	Tesoro Corp.	488,342
5,436	Valero Energy Corp.	278,106
		3,380,568
	Personal Products — 0.4%
7,200	NBTY, Inc. (a)	299,304
	Pharmaceuticals — 2.1%
13,850	Forest Laboratories, Inc. (a)	700,810
28,300	King Pharmaceuticals, Inc. (a)	450,536
22,950	Mylan Laboratories, Inc.	458,082
		1,609,428
	Real Estate Investment Trusts (REITs) — 5.5%
5,700	Boston Properties, Inc.	637,716
17,000	CapitalSource, Inc. (c)	464,270
8,100	Developers Diversified Realty Corp.	509,895
10,600	Hospitality Properties Trust	503,818
11,000	iStar Financial, Inc.	526,020
7,900	Nationwide Health Properties, Inc.	238,738
6,950	New Century Financial Corp. (c)	219,550
10,800	ProLogis	656,316
11,600	Ventas, Inc.	490,912
		4,247,235
	Real Estate Management & Development — 1.3%
17,025	CB Richard Ellis Services, Inc., Class A (a)	565,230
5,000	Jones Lang LaSalle, Inc.	460,850
		1,026,080
	Road & Rail — 0.6%
1,975	Burlington Northern Santa Fe Corp.	145,775
6,700	Norfolk Southern Corp.	336,943
		482,718
	Semiconductors & Semiconductor Equipment — 3.5%
9,875	Lam Research Corp. (a)	499,872
49,700	LSI Logic Corp. (a)	447,300
11,775	MEMC Electronic Materials, Inc. (a)	460,874
11,900	Novellus Systems, Inc. (a)	409,598
17,450	NVIDIA Corp. (a)	645,824
6,000	Varian Semiconductor Equipment Associates, Inc. (a)	273,120
		2,736,588
	Software — 2.2%
38,200	BEA Systems, Inc. (a)	480,556
15,950	BMC Software, Inc. (a)	513,590
26,225	Cadence Design Systems, Inc. (a)	469,690
9,725	Sybase, Inc. (a)	240,207
		1,704,043
	Specialty Retail — 4.1%
18,337	American Eagle Outfitters, Inc.	572,298
8,250	AnnTaylor Stores Corp. (a)	270,930
4,300	AutoZone, Inc. (a)	496,908
17,750	Limited Brands, Inc.	513,685
15,400	Office Depot, Inc. (a)	587,818
4,800	OfficeMax, Inc.	238,320
8,250	Sherwin-Williams Co. (The)	524,535
		3,204,494

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.4%
8,900	Jones Apparel Group, Inc.	297,527
4,850	Phillips-Van Heusen Corp.	243,324
6,700	V.F. Corp.	549,936
		1,090,787
	Thrifts & Mortgage Finance — 2.5%
5,425	Downey Financial Corp. (c)	393,746
6,400	IndyMac Bancorp, Inc.	289,024
8,100	MGIC Investment Corp.	506,574
6,850	PMI Group, Inc. (The) (c)	323,115
8,200	Radian Group, Inc.	442,062
		1,954,521
	Tobacco — 1.9%
8,250	Loews Corp. - Carolina Group	533,940
5,850	Reynolds American, Inc. (c)	382,999
9,900	UST, Inc.	576,180
		1,493,119
	Trading Companies & Distributors — 0.6%
7,750	WESCO International, Inc. (a)	455,778
	Total Common Stocks (Cost $66,270,258)	76,497,325
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,157,975	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $1,157,975)	1,157,975

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Certificate of Deposit — 1.0%
400,000	Deutsche Bank, FRN, 5.41%, 01/22/08	400,000
399,895	Societe Generale, FRN, 5.34%, 06/20/07	399,895
		799,895
	Corporate Notes — 2.2%
400,000	American Express Credit Corp., FRN, 5.36%, 01/15/08	400,000
500,037	Beta Finance, Inc., FRN, 5.38%, 03/15/07	500,037
500,000	CDC Financial Production, Inc., FRN, 5.36%, 01/29/07	500,000
300,000	Citigroup Global Markets, Inc., FRN, 5.38%, 01/05/07	300,000
59,253	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	59,253
		1,759,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — 6.7%
995,699	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $996,288, collateralized by U.S. Government Agency Mortgages	995,699
1,400,000	Bear Stearns, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,400,826, collateralized by U.S. Government Agency Mortgages	1,400,000
1,397,694	Lehman Brothers, Inc., 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,398,519, collateralized by U.S. Government Agency Mortgages	1,397,694
1,400,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,400,828, collateralized by U.S. Government Agency Mortgages	1,400,000
		5,193,393
	Total Investments of Cash Collateral for Securities on Loan (Cost $7,752,578)	7,752,578
	Total Investments — 109.8% (Cost $75,180,811)	85,407,878
	Liabilities in Excess of Other Assets — (9.8)%	(7,657,404)
	NET ASSETS — 100.0%	$77,750,474

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$84,249,903
Investments in affiliates, at value	1,157,975
Total investment securities, at value	85,407,878
Cash	6,093
Receivables:
Portfolio shares sold	76,790
Interest and dividends	153,553
Total Assets	85,644,314

LIABILITIES:
Payables:
Collateral for securities lending program	7,752,578
Portfolio shares redeemed	62,991
Accrued liabilities:
Investment advisory fees	33,604
Administration fees	6,141
Distribution fees	3
Custodian and accounting fees	7,407
Trustees’ and Officers’ fees	70
Other	31,046
Total Liabilities	7,893,840
Net Assets	$77,750,474

NET ASSETS:
Paid in capital	$60,472,625
Accumulated undistributed (distributions in excess of) net investment income	515,300
Accumulated net realized gains (losses)	6,535,482
Net unrealized appreciation (depreciation)	10,227,067
Total Net Assets	$77,750,474
Net Assets:
Class 1	$77,734,039
Class 2	16,435
Total	$77,750,474

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,111,966
Class 2	870
Net asset value, offering and redemption price per share:
Class 1	$18.90
Class 2	18.89

Cost of investments	$75,180,811
Market value of securities on loan	7,558,570

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$1,059,925
Dividend income from affiliates (a)	57,486
Income from securities lending (net)	32,618
Total investment income	1,150,029

EXPENSES:
Investment advisory fees	468,135
Administration fees	79,486
Distribution fees — Class 2	15
Custodian and accounting fees	36,765
Interest expense	223
Professional fees	58,425
Trustees’ and Officers’ fees	1,304
Printing and mailing costs	45,835
Transfer agent fees	3,820
Other	9,220
Total expenses	703,228
Less amounts waived	(71,018)
Less earnings credits	(206)
Net expenses	632,004
Net investment income (loss)	518,025

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	6,577,322
Change in net unrealized appreciation (depreciation) of investments	2,245,808
Net realized/unrealized gains (losses)	8,823,130
Change in net assets resulting from operations	$9,341,155

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$518,025	$260,048
Net realized gain (loss)	6,577,322	11,456,788
Change in net unrealized appreciation (depreciation)	2,245,808	(2,165,263)
Change in net assets resulting from operations	9,341,155	9,551,573

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(260,173)	(79,752)
From net realized gains	(11,481,092)	(1,921,835)
Total distributions to shareholders	(11,741,265)	(2,001,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	17,191,543	(4,987,705)

NET ASSETS:
Change in net assets	14,791,433	2,562,281
Beginning of period	62,959,041	60,396,760
End of period	$77,750,474	$62,959,041
Accumulated undistributed (distributions in excess of) net investment income	$515,300	$258,443

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$19,428,458	$7,980,708
Dividends reinvested	11,741,265	2,001,587
Cost of shares redeemed	(13,993,255)	(14,970,000)
Change in net assets from Class 1 capital transactions	$17,176,468	$(4,987,705)
Class 2 (a)
Proceeds from shares issued	$15,075	$—
Change in net assets from Class 2 capital transactions	$15,075	$—

SHARE TRANSACTIONS:
Class 1
Issued	1,066,988	425,575
Reinvested	652,655	115,299
Redeemed	(752,911)	(807,861)
Change in Class 1 Shares	966,732	(266,987)
Class 2 (a)
Issued	870	—
Change in Class 2 Shares	870	—

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2006	$20.02	$0.13	$2.50	$2.63	$(0.08)	$(3.67)	$(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)
Year Ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)
Year Ended December 31, 2002	14.49	0.03	(2.61)	(2.58)	—	—	—

Class 2
August 16, 2006 (d) to December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.90	14.12%	$77,734	0.92%	0.75%	1.02%	136%
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98
15.50	30.44	59,207	0.94	0.24	0.98	79
11.91	(17.81)	43,303	0.95	0.20	1.00	29

18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Mid Cap Portfolio	Class 1 and Class 2

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Diversified Mid Cap Portfolio to JPMorgan Insurance Trust Intrepid Mid Cap Portfolio and designated the existing shares as Class 1 Shares.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$4,441	$7,752,578	$7,558,570

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$955	$(995)	$40

The reclassification for the Portfolio relates primarily to the differences in character for tax purposes of distributions and deferred compensation.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $2,251.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for portfolio accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB. The custodian fees may be reduced by

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1		Class 2
0.90	%*	1.15%

*	0.95% prior to May 1, 2006

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages above are in place until at least April 30, 2007 and August 15, 2007, for Class 1 and Class 2 Shares, respectively.

For the year ended December 31, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $71,018. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$98,631,278	$93,068,218

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$75,191,084	$11,139,076	$922,282	$10,216,794

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,643,750	$7,097,515	$11,741,265

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$79,752	$1,921,835	$2,001,587

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,589,977	$5,472,193	$10,216,794

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,073.30	$4.70	0.90%
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class 2
Actual**	1,000.00	1,090.00	4.50	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the actual period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio’s performance in the first, third and fifth quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual expenses were in the second quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

Tax Letter
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

13.82% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2006.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $7,097,515 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITIMCP-1206

ANNUAL REPORT    DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Growth Portfolio
    (formerly JPMorgan Insurance Trust Large Cap
    Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Intrepid Growth Portfolio	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28
Additional Shareholder Information	29

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Intrepid Growth Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio*
    (formerly JPMorgan Insurance Trust Large Cap Growth Portfolio)

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$220,360,084
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?
A:	The JPMorgan Insurance Intrepid Growth Portfolio, which seeks to provide long-term capital growth, returned 5.37% (Class 1 Shares) for the 12 months ended December 31, 2006, compared to the 9.07% return for the Russell 1000 Growth Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A:	The Portfolio underperformed its benchmark for the period due to stock selection in the healthcare, consumer discretionary and information technology sectors.

On the stock specific level, UnitedHealth Group, Inc., the healthcare services company, was among the top detractors to performance. UnitedHealth was negatively affected by the Securities and Exchange Commission’s (SEC) formal investigation into its stock-option practices, specifically, that top executives may have benefited from back-dating of stock options. In addition, falling profit at recently acquired PacifiCare, problems with earnings quality, near-term integration risks and marketplace concerns over declining customer service have further affected the holding.

Another detractor to performance was Marvell Technology Group, Ltd., which provides semiconductors for analog, mixed-signal, digital signal-processing and embedded-microprocessor integrated circuits worldwide. Shares of Marvell declined late in the period when it announced that third-quarter revenue would be less than expected and past financial results would be restated due to discrepancies in past stock-option grants.

Another detractor was Qualcomm Inc., a telecommunications equipment provider, whose shares decreased on management’s weak fourth-quarter revenue guidance. Investors also became concerned that rising legal costs at the firm could potentially degrade earnings power.

On the positive side, stock selection in the telecommunication services, financial and materials sectors contributed to returns.

Hewlett-Packard, the technology provider, was among the top contributors to performance. Market conditions and management initiatives led the company to strong returns. HP benefited from a strong back-to-school season in personal computers and more efficient supply chain management for the holiday season.

Another contributor was Chicago Mercantile Exchange Holdings Inc., the futures exchange, which reported solid quarterly results driven by increased volume. As the wave of consolidation continued in the exchange sector, the Chicago Mercantile Exchange agreed to purchase the Chicago Board of Trade. The deal will create CME Group, a trading powerhouse for derivatives and futures contracts.

Another contributor to performance was Cognizant Technology Solutions Corp., a global technology provider. Rising demand for global outsourcing services pushed the company’s shares up substantially in 2006. In May, Cognizant reported increased profits helped by higher demand for technology services across all industries; in particular, stronger-than-expected results were seen in media, telecommunications, financial services and healthcare industries. Cognizant also issued full-year earnings guidance above Wall Street expectations and raised its outlook in August.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	Effective November 1, 2006, the Portfolio underwent several changes. It is now managed with an objective to provide long-term capital growth and uses our Intrepid or behavioral finance strategy, which seeks to capitalize on persistent market inefficiencies and maximize long-term capital growth. A new portfolio management team is now in place.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cisco Systems, Inc.	3.5%
2.	Google, Inc., Class A	2.5
3.	Hewlett-Packard Co.	2.2
4.	Boeing Co.	2.2
5.	Goldman Sachs Group, Inc.	2.1
6.	Oracle Corp.	2.0
7.	Wyeth	1.8
8.	Schering-Plough Corp.	1.7
9.	DIRECTV Group, Inc. (The)	1.7
10.	Lockheed Martin Corp.	1.7

PORTFOLIO COMPOSITION***

Information Technology	25.8%
Health Care	16.9
Industrials	15.1
Consumer Discretionary	14.1
Financials	9.5
Consumer Staples	8.8
Energy	4.1
Materials	2.8
Utilities	1.4
Telecommunication Services	1.2
Investments of Cash Collateral for Securities on Loan	6.1
Short-Term Investment	0.3

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Large Cap Growth Portfolio to JPMorgan Insurance Trust Intrepid Growth Portfolio on November 1, 2006. Its investment objective and strategies also changed on the same date.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	5.37%	1.57%	4.81%
CLASS 2 SHARES	8/16/06	5.30	1.56	4.80

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. The Portfolio’s past performance would have been different if the Portfolio was managed using the current objective and strategies.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio and the Russell 1000 Growth Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio
    (formerly JPMorgan Insurance Trust Large Cap Growth Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 7.8%
54,100	Boeing Co.	4,806,244
34,440	General Dynamics Corp.	2,560,614
39,975	Lockheed Martin Corp.	3,680,498
36,100	Northrop Grumman Corp.	2,443,970
8,600	Precision Castparts Corp.	673,208
57,000	Raytheon Co.	3,009,600
		17,174,134
	Airlines — 1.1%
21,500	Continental Airlines, Inc., Class B (a) (c)	886,875
19,900	UAL Corp. (a) (c)	875,600
11,400	US Airways Group, Inc. (a) (c)	613,890
		2,376,365
	Automobiles — 0.7%
22,600	Harley-Davidson, Inc.	1,592,622
	Biotechnology — 1.6%
58,100	Biogen Idec, Inc. (a)	2,857,939
9,800	Cephalon, Inc. (a)	690,018
		3,547,957
	Capital Markets — 5.8%
11,100	Bear Stearns Cos., Inc. (The)	1,806,858
22,900	Goldman Sachs Group, Inc.	4,565,115
37,200	Lehman Brothers Holdings, Inc.	2,906,064
7,400	Merrill Lynch & Co., Inc.	688,940
36,100	Morgan Stanley	2,939,623
		12,906,600
	Commercial Banks — 1.2%
68,700	Regions Financial Corp.	2,569,380
	Commercial Services & Supplies — 1.6%
9,100	Manpower, Inc.	681,863
76,700	Waste Management, Inc.	2,820,259
		3,502,122
	Communications Equipment — 4.8%
285,000	Cisco Systems, Inc. (a)	7,789,050
101,215	Motorola, Inc.	2,080,980
24,000	Polycom, Inc. (a) (c)	741,840
		10,611,870
	Computers & Peripherals — 5.4%
24,335	Apple Computer, Inc. (a)	2,064,582
74,600	Brocade Communications Systems, Inc. (a)	612,466
119,080	Hewlett-Packard Co.	4,904,905
30,500	International Business Machines Corp.	2,963,075
9,900	Lexmark International, Inc., Class A (a)	724,680
30,800	Western Digital Corp. (a)	630,168
		11,899,876
	Diversified Consumer Services — 0.2%
17,200	Sotheby’s (c)	533,544
	Diversified Telecommunication Services — 1.2%
43,700	AT&T, Inc.	1,562,275
119,900	Qwest Communications International, Inc. (a) (c)	1,003,563
		2,565,838
	Electrical Equipment — 0.9%
30,600	Emerson Electric Co.	1,349,154
14,400	General Cable Corp. (a)	629,424
		1,978,578
	Electronic Equipment & Instruments — 0.5%
9,700	Amphenol Corp., Class A	602,176
9,900	Anixter International, Inc. (a) (c)	537,570
		1,139,746
	Food & Staples Retailing — 3.0%
108,490	CVS Corp.	3,353,426
110,500	Kroger Co. (The)	2,549,235
21,000	Safeway, Inc.	725,760
		6,628,421
	Food Products — 2.6%
71,300	Archer-Daniels-Midland Co.	2,278,748
48,000	General Mills, Inc.	2,764,800
16,700	McCormick & Co., Inc. (Non-Voting)	643,952
		5,687,500
	Health Care Equipment & Supplies — 1.4%
44,100	Becton, Dickinson & Co.	3,093,615
	Health Care Providers & Services — 5.4%
70,600	Aetna, Inc.	3,048,508
13,500	AmerisourceBergen Corp.	606,960
5,200	Cigna Corp.	684,164
12,300	Humana, Inc. (a)	680,313
9,270	Laboratory Corp. of America Holdings (a)	681,067
30,600	McKesson Corp.	1,551,420
13,100	Pediatrix Medical Group, Inc. (a) (c)	640,590
10,400	WellCare Health Plans, Inc. (a)	716,560
43,400	WellPoint, Inc. (a)	3,415,146
		12,024,728

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 0.3%
46,300	Emdeon Corp. (a) (c)	573,657
	Hotels, Restaurants & Leisure — 2.2%
22,800	Brinker International, Inc.	687,648
65,505	McDonald’s Corp.	2,903,837
20,200	Yum! Brands, Inc.	1,187,760
		4,779,245
	Household Products — 1.4%
35,900	Colgate-Palmolive Co.	2,342,116
9,300	Energizer Holdings, Inc. (a)	660,207
		3,002,323
	Independent Power Producers & Energy Traders — 1.4%
57,700	TXU Corp.	3,127,917
	Insurance — 1.2%
31,000	Allstate Corp. (The)	2,018,410
16,100	W.R. Berkley Corp.	555,611
		2,574,021
	Internet & Catalog Retail — 0.3%
9,600	Nutri/System, Inc. (a) (c)	608,544
	Internet Software & Services — 3.1%
14,500	Akamai Technologies, Inc. (a) (c)	770,240
11,200	Digital River, Inc. (a) (c)	624,848
11,890	Google, Inc., Class A (a)	5,475,107
		6,870,195
	IT Services — 2.2%
11,500	Alliance Data Systems Corp. (a)	718,405
7,900	Cognizant Technology Solutions Corp., Class A (a)	609,564
29,600	Convergys Corp. (a) (c)	703,888
24,400	Electronic Data Systems Corp.	672,220
34,000	Gartner, Inc. (a) (c)	672,860
25,200	Sabre Holdings Corp., Class A	803,628
19,500	VeriFone Holdings, Inc. (a) (c)	690,300
		4,870,865
	Leisure Equipment & Products — 0.3%
22,700	Marvel Entertainment, Inc. (a) (c)	610,857
	Life Sciences Tools & Services — 0.3%
14,500	Thermo Fisher Scientific, Inc. (a)	656,705
	Machinery — 1.6%
5,200	Cummins, Inc.	614,536
14,200	Manitowoc Co., Inc. (The)	843,906
9,800	PACCAR, Inc. (c)	636,020
6,700	Parker-Hannifin Corp.	515,096
14,100	Terex Corp. (a)	910,578
		3,520,136
	Media — 3.9%
151,600	DIRECTV Group, Inc. (The) (a)	3,780,904
48,700	McGraw-Hill Cos., Inc. (The)	3,312,574
44,200	Walt Disney Co.	1,514,734
		8,608,212
	Metals & Mining — 2.8%
10,800	Freeport-McMoRan Copper & Gold, Inc., Class B	601,884
41,400	Nucor Corp.	2,262,924
21,700	Phelps Dodge Corp.	2,597,924
13,800	Southern Copper Corp.(c)	743,682
		6,206,414
	Multiline Retail — 4.5%
53,300	Federated Department Stores, Inc.	2,032,329
41,300	J.C. Penney Co., Inc.	3,194,968
47,400	Kohl’s Corp. (a)	3,243,582
13,400	Nordstrom, Inc.	661,156
5,100	Sears Holdings Corp. (a)	856,443
		9,988,478
	Oil, Gas & Consumable Fuels — 4.1%
45,000	Exxon Mobil Corp.	3,448,350
22,500	Frontier Oil Corp.	646,650
12,000	Holly Corp.	616,800
28,100	Marathon Oil Corp.	2,599,250
37,000	XTO Energy, Inc.	1,740,850
		9,051,900
	Pharmaceuticals — 7.9%
22,700	Abbott Laboratories	1,105,717
27,000	Forest Laboratories, Inc. (a)	1,366,200
35,100	King Pharmaceuticals, Inc. (a)	558,792
79,600	Merck & Co., Inc.	3,470,560
26,600	Mylan Laboratories, Inc.	530,936
95,600	Pfizer, Inc.	2,476,040
161,800	Schering-Plough Corp.	3,824,952
78,900	Wyeth	4,017,588
		17,350,785

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio
    (formerly JPMorgan Insurance Trust Large Cap Growth Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.6%
23,700	CapitalSource, Inc. (c)	647,247
10,300	ProLogis	625,931
		1,273,178
	Real Estate Management & Development — 0.7%
26,500	CB Richard Ellis Group, Inc., Class A (a)	879,800
7,100	Jones Lang LaSalle, Inc.	654,407
		1,534,207
	Road & Rail — 1.8%
13,800	Burlington Northern Santa Fe Corp.	1,018,578
58,300	Norfolk Southern Corp.	2,931,907
		3,950,485
	Semiconductors & Semiconductor Equipment — 4.6%
36,500	Agere Systems, Inc. (a)	699,705
186,700	Applied Materials, Inc.	3,444,615
107,100	Atmel Corp. (a)	647,955
38,700	Integrated Device Technology, Inc. (a)	599,076
31,500	Intel Corp.	637,875
13,900	Lam Research Corp. (a)	703,618
60,300	LSI Logic Corp. (a)	542,700
17,500	MEMC Electronic Materials, Inc. (a)	684,950
21,100	Novellus Systems, Inc. (a) (c)	726,262
19,900	NVIDIA Corp. (a)	736,499
15,600	Varian Semiconductor Equipment Associates, Inc. (a) (c)	710,112
		10,133,367
	Software — 5.2%
51,000	Adobe Systems, Inc. (a)	2,097,120
47,000	BEA Systems, Inc. (a)	591,260
25,500	BMC Software, Inc. (a)	821,100
12,000	FactSet Research Systems, Inc. (c)	677,760
21,100	Intuit, Inc. (a)	643,761
260,600	Oracle Corp. (a)	4,466,684
26,200	Sybase, Inc. (a)	647,140
77,000	Symantec Corp. (a)	1,605,450
		11,550,275
	Specialty Retail — 1.2%
24,300	American Eagle Outfitters, Inc.	758,403
16,100	AnnTaylor Stores Corp. (a)	528,724
11,400	Guess?, Inc. (a)	723,102
17,400	Office Depot, Inc. (a)	664,158
		2,674,387
	Textiles, Apparel & Luxury Goods — 0.8%
13,300	Phillips-Van Heusen Corp.	667,261
5,800	Polo Ralph Lauren Corp.	450,428
7,900	VF Corp.	648,432
		1,766,121
	Tobacco — 1.8%
11,300	Loews Corp. - Carolina Group	731,336
40,200	Reynolds American, Inc. (c)	2,631,894
11,500	UST, Inc.	669,300
		4,032,530
	Trading Companies & Distributors — 0.3%
9,700	WESCO International, Inc. (a) (c)	570,457
	Total Common Stocks (Cost $210,754,281)	219,718,157
Short-Term Investment — 0.3%
	Investment Company — 0.3%
541,250	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $541,250)	541,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.1%
	Corporate Notes — 0.6%
100,000	Beta Finance Inc., FRN, 5.37%, 01/15/08	100,000
1,000,000	First Tennessee Bank, FRN, 5.34%, 01/29/08	1,000,000
183,247	MBIA Global Funding LLC, FRN, 5.45%, 01/26/07	183,247
		1,283,247
	Repurchase Agreements — 5.5%
2,700,000	Banc of America Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,701,596, collateralized by U.S. Government Agency Mortgages	2,700,000
2,700,000	Bear Stearns, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $2,701,593, collateralized by U.S. Government Agency Mortgages	2,700,000
2,700,000	HSBC Securities, Inc., 5.28%, dated 12/29/06, due 01/02/07, repurchase price $2,701,584, collateralized by U.S. Government Agency Mortgages	2,700,000
1,419,832	Lehman Brothers, Inc, 5.31%, dated 12/29/06, due 01/02/07, repurchase price $1,420,670, collateralized by U.S. Government Agency Mortgages	1,419,832

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
2,700,000	UBS Securities LLC, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,701,596, collateralized by U.S. Government Agency Mortgages	2,700,000
		12,219,832
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,503,079)	13,503,079
	Total Investments — 106.1% (Cost $224,798,610)	233,762,486
	Liabilities in Excess of Other Assets — (6.1)%	(13,402,402)
	NET ASSETS — 100.0%	$220,360,084

____________
Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$233,221,236
Investments in affiliates, at value	541,250
Total investment securities, at value	233,762,486
Cash	10,322
Receivables:
Portfolio shares sold	224,914
Interest and dividends	268,628
Total Assets	234,266,350

LIABILITIES:
Payables:
Collateral for securities lending program	13,503,079
Portfolio shares redeemed	194,283
Accrued liabilities:
Investment advisory fees	122,062
Administration fees	19,632
Distribution fees	3
Custodian and accounting fees	4,628
Trustees’ and Officers’ fees	155
Other	62,424
Total Liabilities	13,906,266
Net Assets	$220,360,084

NET ASSETS:
Paid in capital	$312,705,173
Accumulated undistributed (distributions in excess of) net investment income	369,930
Accumulated net realized gains (losses)	(101,678,895)
Net unrealized appreciation (depreciation)	8,963,876
Total Net Assets	$220,360,084
Net Assets:
Class 1	$220,344,129
Class 2	15,955
Total	$220,360,084

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	14,987,429
Class 2	1,086
Net asset value, offering and redemption price per share:
Class 1	$14.70
Class 2	14.69

Cost of investments	$224,798,610
Market value of securities on loan	13,179,378

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income	$2,097,426
Dividend income from affiliates (a)	202,555
Income from securities lending (net)	17,296
Foreign taxes withheld	(651)
Total investment income	2,316,626

EXPENSES:
Investment advisory fees	1,443,999
Administration fees	259,137
Distribution fees — Class 2	15
Custodian and accounting fees	20,197
Professional fees	55,884
Trustees’ and Officers’ fees	3,532
Printing and mailing costs	128,917
Transfer agent fees	6,000
Other	25,038
Total expenses	1,942,719
Less earnings credits	(19)
Net expenses	1,942,700
Net investment income (loss)	373,926

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	31,871,668
Change in net unrealized appreciation (depreciation) of investments	(20,289,999)
Net realized/unrealized gains (losses)	11,581,669
Change in net assets resulting from operations	$11,955,595

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$373,926	$164,483
Net realized gain (loss)	31,871,668	(4,357,084)
Change in net unrealized appreciation (depreciation)	(20,289,999)	15,043,002
Change in net assets resulting from operations	11,955,595	10,850,401

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(164,938)	(1,147,913)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(20,817,620)	2,876,698

NET ASSETS:
Change in net assets	(9,026,963)	12,579,186
Beginning of period	229,387,047	216,807,861
End of period	$220,360,084	$229,387,047
Accumulated undistributed (distributions in excess of) net investment income	$369,930	$152,073

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$39,462,927	$62,244,338
Dividends reinvested	164,938	1,147,913
Cost of shares redeemed	(60,460,560)	(60,515,553)
Change in net assets from Class 1 capital transactions	$(20,832,695)	$2,876,698
Class 2 (a)
Proceeds from shares issued	$15,075	$—
Change in net assets from Class 2 capital transactions	$15,075	$—

SHARE TRANSACTIONS:
Class 1
Issued	2,805,401	4,793,958
Reinvested	11,478	92,128
Redeemed	(4,255,750)	(4,692,063)
Change in Class 1 Shares	(1,438,871)	194,023
Class 2 (a)
Issued	1,086	—
Change in Class 2 Shares	1,086	—

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class 1 (d)
Year Ended December 31, 2006	$13.96	$0.02	$0.73	$0.75	$(0.01)	$(0.01)
Year Ended December 31, 2005	13.36	0.01	0.66	0.67	(0.07)	(0.07)
Year Ended December 31, 2004	12.51	0.07	0.81	0.88	(0.03)	(0.03)
Year Ended December 31, 2003	9.82	0.03	2.67	2.70	(0.01)	(0.01)
Year Ended December 31, 2002	13.73	0.01	(3.92)	(3.91)	—	—

Class 2 (d)
August 16, 2006 (e) to December 31, 2006	13.88	0.01	0.80	0.81	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed. See Note 1 in the Notes to Financial Statements.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.70	5.37%	$220,344	0.87%	0.17%	0.87%	145%
13.96	5.05	229,387	0.85	0.08	0.85	92
13.36	7.05	216,808	0.82	0.58	0.83	95
12.51	27.54	205,662	0.81	0.26	0.83	49
9.82	(28.48)	169,693	0.92	0.68	0.93	71

14.69	5.84	16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Growth Portfolio	Class 1 and Class 2

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Large Cap Growth Portfolio to JPMorgan Insurance Trust Large Cap Growth Portfolio and designated the existing shares as Class 1 Shares.

Effective November 1, 2006, the Board of Trustees approved the name change from JPMorgan Insurance Trust Large Cap Growth Portfolio to JPMorgan Insurance Trust Intrepid Growth Portfolio, along with a change to the investment objective and strategies.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$6,800	$13,503,079	$13,179,378

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(8,869)	$8,869	$—

The reclassification for the Portfolio relates primarily to the differences in character for tax purposes of deferred compensation.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from to investments in the money market funds for the year ended December 31, 2006 was $8,857.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Effective May 1, 2006, the Portfolio began paying fees for accounting services directly to JPMCB. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1		Class 2
0.90	%*	1.15%

*	0.95% prior to May 1, 2006

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages above are in place until at least April 30, 2007 and August 15, 2007, for Class 1 and Class 2 Shares, respectively.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$317,017,778	$333,451,004

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$224,899,839	$13,019,171	$4,156,524	$8,862,647

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$164,938	$—	$164,938

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,147,913	$—	$1,147,913

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$373,959	$(101,577,665)	$8,862,647

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

Expires
2009	2010	2011	2013	Total
$31,095,452	$50,265,496	$15,519,251	$4,697,466	$101,577,665

During the year ended December 31, 2006, the Portfolio utilized $29,466,711 of capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio, formerly JPMorgan Investment Trust Large Cap Growth Portfolio (a portfolio of JPMorgan Insurance Trust, formerly JPMorgan Investment Trust, and hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,062.90	$4.58	0.88%
Hypothetical*	1,000.00	1,020.77	4.48	0.88

Class 2
Actual**	1,000.00	1,058.40	4.44	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 138/365 (to reflect the actual period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund, including the Portfolio, (the “Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Portfolio from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the performance of the JPMorgan Insurance Trust Large Cap Growth Portfolio (subsequently renamed the JPMorgan Insurance Trust Intrepid Growth Portfolio) in the fourth, fourth and third quintiles for the one, three and five year periods, respectively. The Trustees also noted that the Advisor had changed the Portfolio’s portfolio management team during the last twelve months. The Trustees also noted changes to the investment objective and processes which were approved by Trustees and submitted for shareholder approval at an upcoming shareholder meeting. The

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Trustees were satisfied with the Advisor’s analysis of the Portfolio’s strategy and investment processes. The Trustees requested the Portfolio’s Advisor to similarly review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Portfolio’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the second quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2006.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

ADDITIONAL SHAREHOLDER INFORMATION
(Unaudited)

Results of a Special Meeting of Shareholders

On September 22, 2006, a Special Meeting of Shareholders was held to approve the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective. The following table provides the number of votes cast for, withheld or against, as well as the number of abstentions.

Votes For	Votes Against	Abstentions
13,211,142.927	1,162,324.410	1,190,256.870

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   29

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMITIGP-207

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	26
Tax Letter	27

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

These Portfolios are intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from a Portfolio.

Prospective investors should refer to a Portfolio’s prospectus for a discussion of a Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain of the JPMorgan Insurance Trust Portfolios for the period ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolios.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2% (l)
	Common Stocks — 99.2%
	Australia — 1.4%
3,100	BHP Billiton Ltd.	61,656
1,000	Zinifex Ltd.	14,739
		76,395
	Belgium — 1.7%
1,900	Dexia	51,922
1,000	Fortis	42,557
		94,479
	Brazil — 2.0%
2,300	Companhia Vale do Rio Doce ADR	68,402
400	Petroleo Brasileiro S.A. ADR	41,196
		109,598
	Finland — 1.3%
3,600	Nokia OYJ	73,105
	France — 13.7%
500	Accor S.A.	38,663
2,300	AXA S.A.	92,717
900	BNP Paribas	97,910
1,100	Cie de Saint-Gobain	92,171
500	Imerys S.A.	44,431
500	Lafarge S.A.	74,323
900	Sanofi-Aventis	82,981
3,100	Total S.A.	223,069
		746,265
	Germany — 4.9%
400	BASF AG	39,009
700	Bayerische Motoren Werke AG	40,206
1,900	Deutsche Post AG	57,346
300	Linde AG	31,014
800	SAP AG	42,510
600	Siemens AG	59,245
		269,330
	Hong Kong — 1.3%
6,500	Esprit Holdings Ltd.	72,400
	Ireland — 1.0%
2,200	Bank of Ireland	50,657
	Italy — 6.2%
5,400	ENI S.p.A.	181,630
6,100	Intesa Sanpaolo S.p.A.	46,979
2,900	Mediaset S.p.A.	34,344
8,700	UniCredito Italiano S.p.A.	76,053
		339,006
	Japan — 21.6%
1,400	Astellas Pharma, Inc.	63,462
5,000	Bank of Yokohama Ltd. (The)	39,050
1,300	Canon, Inc.	73,190
900	Credit Saison Co., Ltd.	30,916
1,200	Daikin Industries Ltd.	41,675
200	Hirose Electric Co., Ltd.	22,680
2,200	Honda Motor Co., Ltd.	86,832
1,700	Hoya Corp.	66,261
2,700	Mitsubishi Corp.	50,730
8	Mitsubishi UFJ Financial Group, Inc.	99,246
2,000	Mitsui Fudosan Co., Ltd.	48,728
8	Mizuho Financial Group, Inc.	57,064
600	Nidec Corp.	46,437
3,000	Nikko Cordial Corp.	34,404
900	Nitto Denko Corp.	44,959
1,500	Nomura Holdings, Inc.	28,297
1,600	Seven & I Holdings Co., Ltd.	49,752
800	Shin-Etsu Chemical Co., Ltd.	53,401
300	SMC Corp.	42,457
1,100	Sony Corp.	47,108
5,000	Sumitomo Corp.	74,849
8	Sumitomo Mitsui Financial Group, Inc.	81,908
		1,183,406
	Mexico — 0.6%
300	Fomento Economico Mexicano, S.A.B. de C.V. ADR	34,728
	Netherlands — 4.3%
1,400	ING Groep N.V. CVA	61,864
1,500	Koninklijke Philips Electronics N.V.	56,405
3,300	Reed Elsevier N.V.	56,189
2,100	Wolters Kluwer N.V. CVA	60,244
		234,702
	Spain — 2.1%
800	Altadis S.A.	41,795
3,100	Banco Bilbao Vizcaya Argentaria S.A.	74,479
		116,274
	Sweden — 1.5%
20,400	Telefonaktiebolaget LM Ericsson, Class B	82,032
	Switzerland — 10.8%
800	Adecco S.A.	54,525
800	Holcim Ltd.	73,162
260	Nestle S.A.	92,224
1,600	Novartis AG	91,914
500	Roche Holding AG	89,457

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Switzerland — Continued
2,200	UBS AG	133,139
200	Zurich Financial Services AG	53,657
		588,078
	United Kingdom — 24.8%
7,700	Barclays plc	109,941
4,700	BG Group plc	63,911
800	BHP Billiton plc	14,651
1,850	British Land Co. plc	61,892
789	Burberry Group plc	9,938
8,000	Centrica plc	55,361
4,600	GlaxoSmithKline plc	121,077
9,200	HSBC Holdings plc	168,380
10,292	Kingfisher plc	47,988
1,600	Royal Bank of Scotland Group plc	62,270
1,800	Schroders plc	39,273
5,500	Smith & Nephew plc	57,374
2,500	Standard Chartered plc	72,829
16,600	Tesco plc	131,181
43,300	Vodafone Group plc	119,581
14,000	William Morrison Supermarkets plc	69,681
3,500	Wolseley plc	84,411
5,000	WPP Group plc	67,477
		1,357,216
	Total Investments — 99.2% (Cost $4,968,152)	5,427,671
	Other Assets in Excess of Liabilities — 0.8%	44,360
	NET ASSETS — 100.0%	$5,472,031

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2006

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	19.9%
Oil, Gas & Consumable Fuels	9.3
Pharmaceuticals	8.2
Food & Staples Retailing	4.6
Capital Markets	4.3
Media	4.0
Trading Companies & Distributors	3.8
Construction Materials	3.5
Chemicals	3.1
Metals & Mining	2.9
Communications Equipment	2.8
Insurance	2.7
Electronic Equipment & Instruments	2.5
Building Products	2.4
Automobiles	2.3
Specialty Retail	2.2
Wireless Telecommunication Services	2.2
Diversified Financial Services	1.9
Household Durables	1.9
Food Products	1.7
Office Electronics	1.3
Real Estate Investment Trusts (REITs)	1.1
Industrial Conglomerates	1.1
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	1.0
Multi-Utilities	1.0
Commercial Services & Supplies	1.0
Other (less than 1.0%)	5.5

The Portfolio’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 1.9%
560	Honeywell International, Inc.	25,334
240	L-3 Communications Holdings, Inc.	19,627
540	Spirit AeroSystems Holdings, Inc., Class A (a)	18,074
		63,035
	Capital Markets — 3.7%
805	Bank of New York Co., Inc. (The)	31,693
530	Morgan Stanley	43,158
2,780	TD AMERITRADE Holding Corp.	44,980
		119,831
	Chemicals — 1.8%
430	Dow Chemical Co. (The)	17,174
410	Praxair, Inc.	24,326
375	Rohm & Haas Co.	19,170
		60,670
	Commercial Banks — 6.1%
440	Fifth Third Bancorp	18,009
420	Marshall & Ilsley Corp.	20,206
285	SunTrust Banks, Inc.	24,069
790	U.S. Bancorp	28,590
1,065	Wachovia Corp.	60,652
1,350	Wells Fargo & Co.	48,006
		199,532
	Communications Equipment — 1.5%
2,035	Corning, Inc. (a)	38,075
580	Motorola, Inc.	11,925
		50,000
	Containers & Packaging — 0.5%
400	Ball Corp.	17,440
	Diversified Financial Services — 10.4%
2,570	Bank of America Corp.	137,212
210	CIT Group, Inc.	11,712
3,450	Citigroup, Inc.	192,165
		341,089
	Diversified Telecommunication Services — 4.7%
1,200	AT&T, Inc.	42,900
2,955	Verizon Communications, Inc.	110,044
		152,944
	Electric Utilities — 2.5%
870	Edison International	39,567
625	Northeast Utilities	17,600
1,390	Sierra Pacific Resources (a)	23,394
		80,561
	Electronic Equipment & Instruments — 0.6%
745	Avnet, Inc. (a)	19,020
	Energy Equipment & Services — 0.4%
335	Weatherford International Ltd. (a)	14,000
	Food & Staples Retailing — 0.6%
540	SUPERVALU, Inc.	19,305
	Health Care Providers & Services — 2.3%
495	Aetna, Inc.	21,374
300	Caremark Rx, Inc.	17,133
450	WellPoint, Inc. (a)	35,411
		73,918
	Household Durables — 0.7%
697	Toll Brothers, Inc. (a)	22,464
	Household Products — 3.1%
1,605	Procter & Gamble Co.	103,153
	Industrial Conglomerates — 3.9%
3,035	General Electric Co.	112,932
520	Tyco International Ltd. (Bermuda)	15,808
		128,740
	Insurance — 7.2%
280	AMBAC Financial Group, Inc.	24,940
205	American International Group, Inc.	14,690
300	Assurant, Inc.	16,575
360	Endurance Specialty Holdings Ltd. (Bermuda)	13,169
1,660	Genworth Financial, Inc.	56,788
360	Hartford Financial Services Group, Inc.	33,592
335	MBIA, Inc.	24,475
495	MetLife, Inc.	29,210
395	RenaissanceRe Holdings Ltd. (Bermuda)	23,700
		237,139
	Internet Software & Services — 0.4%
565	Yahoo!, Inc. (a)	14,430
	IT Services — 1.4%
530	Affiliated Computer Services, Inc., Class A (a)	25,885
620	Sabre Holdings Corp., Class A	19,772
		45,657
	Machinery — 0.9%
410	Joy Global, Inc.	19,819
170	Kennametal, Inc.	10,005
		29,824

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 3.1%
640	CBS Corp., Class B	19,955
450	Gannett Co., Inc.	27,207
1,300	News Corp., Class A	27,924
420	R.H. Donnelley Corp.	26,347
		101,433
	Metals & Mining — 1.1%
720	Alcan, Inc. (Canada)	35,093
	Multiline Retail — 0.7%
1,485	Dollar General Corp.	23,849
	Multi-Utilities — 3.7%
450	Consolidated Edison, Inc.	21,631
570	DTE Energy Co.	27,594
430	Dominion Resources, Inc.	36,051
400	SCANA Corp.	16,248
900	Xcel Energy, Inc.	20,754
		122,278
	Office Electronics — 0.9%
1,800	Xerox Corp. (a)	30,510
	Oil, Gas & Consumable Fuels — 12.9%
470	Apache Corp.	31,260
790	Chevron Corp.	58,089
900	ConocoPhillips	64,755
385	Devon Energy Corp.	25,826
2,370	Exxon Mobil Corp.	181,613
1,010	Occidental Petroleum Corp.	49,318
335	Peabody Energy Corp.	13,537
		424,398
	Paper & Forest Products — 0.6%
275	Weyerhaeuser Co.	19,429
	Personal Products — 0.6%
616	Avon Products, Inc.	20,353
	Pharmaceuticals — 6.0%
510	Abbott Laboratories	24,842
930	Merck & Co., Inc.	40,548
2,045	Pfizer, Inc.	52,965
895	Schering-Plough Corp.	21,158
210	Sepracor, Inc. (a)	12,932
880	Wyeth	44,810
		197,255
	Real Estate Investment Trusts (REITs) — 1.5%
535	Global Signal, Inc.	28,178
395	Mack-Cali Realty Corp.	20,145
		48,323
	Road & Rail — 2.4%
210	Burlington Northern Santa Fe Corp.	15,500
1,225	Norfolk Southern Corp.	61,605
		77,105
	Software — 0.5%
715	Symantec Corp. (a)	14,908
	Specialty Retail — 1.4%
1,730	Staples, Inc.	46,191
	Thrifts & Mortgage Finance — 3.5%
1,130	Freddie Mac	76,727
420	MGIC Investment Corp.	26,267
285	Washington Mutual, Inc.	12,964
		115,958
	Tobacco — 2.2%
860	Altria Group, Inc.	73,805
	Wireless Telecommunication Services — 1.5%
2,580	Sprint Nextel Corp.	48,736
	Total Common Stocks (Cost $2,974,670)	3,192,376
Short-Term Investment — 3.7%
	Investment Company — 3.7%
121,049	JPMorgan Prime Money Market Fund (b) (m) (Cost $121,049)	121,049
	Total Investments — 100.9% (Cost $3,095,719)	3,313,425
	Liabilities in Excess of Other Assets — (0.9)%	(29,049)
	NET ASSETS — 100.0%	$3,284,376

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION*
Financials	32.4%
Energy	13.3
Industrials	9.1
Health Care	8.3
Consumer Staples	6.5
Utilities	6.2
Telecommunication Services	6.2
Consumer Discretionary	5.9
Information Technology	5.3
Materials	4.0
Short-Term Investment	3.7

*	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 1.1%
470	Alliant Techsystems, Inc. (a)	36,749
	Automobiles — 0.6%
590	Winnebago Industries, Inc.	19,417
	Biotechnology — 0.6%
600	Myriad Genetics, Inc. (a)	18,780
	Building Products — 1.7%
1,030	NCI Building Systems, Inc. (a)	53,303
	Capital Markets — 0.4%
400	KBW, Inc. (a)	11,756
	Chemicals — 5.0%
1,410	Airgas, Inc.	57,133
770	Albemarle Corp.	55,286
900	Scotts Miracle-Gro Co. (The), Class A	46,485
		158,904
	Commercial Banks — 7.0%
670	Alabama National BanCorporation	46,049
350	Boston Private Financial Holdings, Inc.	9,874
500	East West Bancorp, Inc.	17,710
420	First Community Bancorp, Inc.	21,953
580	Hancock Holding Co.	30,647
1,100	S.Y. Bancorp, Inc.	30,800
1,660	United Bankshares, Inc.	64,159
130	Western Alliance Bancorp (a)	4,520
		225,712
	Commercial Services & Supplies — 3.2%
2,440	Hudson Highland Group, Inc. (a)	40,699
1,510	Waste Connections, Inc. (a)	62,741
		103,440
	Construction & Engineering — 1.9%
4,900	Comfort Systems USA, Inc.	61,936
	Containers & Packaging — 2.8%
470	AptarGroup, Inc.	27,749
1,430	Silgan Holdings, Inc.	62,805
		90,554
	Diversified Consumer Services — 0.2%
300	Capella Education Co. (a)	7,275
	Diversified Telecommunication Services — 1.9%
1,200	Commonwealth Telephone Enterprises, Inc.	50,232
570	NTELOS Holdings Corp. (a)	10,192
		60,424
	Electric Utilities — 0.7%
590	ITC Holdings Corp.	23,541
	Electrical Equipment — 1.4%
1,060	General Cable Corp. (a)	46,333
	Electronic Equipment & Instruments — 2.6%
1,120	Anixter International, Inc. (a)	60,816
690	ScanSource, Inc. (a)	20,976
		81,792
	Energy Equipment & Services — 2.9%
520	FMC Technologies, Inc. (a)	32,048
960	Universal Compression Holdings, Inc. (a)	59,625
		91,673
	Food Products — 1.5%
1,910	Reddy Ice Holdings, Inc.	49,316
	Gas Utilities — 1.2%
530	Atmos Energy Corp.	16,912
500	Northwest Natural Gas Co.	21,220
		38,132
	Health Care Equipment & Supplies — 1.7%
570	Advanced Medical Optics, Inc. (a)	20,064
400	Arthrocare Corp. (a)	15,968
250	IDEXX Laboratories, Inc. (a)	19,825
		55,857
	Health Care Providers & Services — 5.5%
1,480	AMN Healthcare Services, Inc. (a)	40,759
1,050	Kindred Healthcare, Inc. (a)	26,513
1,140	LifePoint Hospitals, Inc. (a)	38,418
1,910	PSS World Medical, Inc. (a)	37,302
1,040	Sunrise Senior Living, Inc. (a)	31,949
		174,941
	Hotels, Restaurants & Leisure — 4.7%
2,540	Applebee’s International, Inc.	62,662
1,070	Orient-Express Hotels Ltd., Class A (Bermuda)	50,632
560	Papa John’s International, Inc. (a)	16,246
1,200	Ruth’s Chris Steak House (a)	21,936
		151,476
	Household Durables — 2.3%
2,130	Jarden Corp. (a)	74,103
	Insurance — 5.2%
1,030	American Physicians Capital, Inc. (a)	41,241
200	eHealth, Inc. (a)	4,022
1,570	ProAssurance Corp. (a)	78,375
760	RLI Corp.	42,879
		166,517

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.2%
2,268	Liquidity Services, Inc. (a)	39,032
	IT Services — 1.2%
690	CACI International, Inc., Class A (a)	38,985
	Leisure Equipment & Products — 1.3%
1,020	Pool Corp.	39,953
	Machinery — 4.7%
1,280	Kaydon Corp.	50,867
440	Manitowoc Co., Inc. (The)	26,149
930	Oshkosh Truck Corp.	45,031
1,060	RBC Bearings, Inc. (a)	30,380
		152,427
	Marine — 1.2%
230	American Commercial Lines, Inc. (a)	15,067
830	Horizon Lines, Inc., Class A	22,377
		37,444
	Media — 5.6%
1,420	Entercom Communications Corp., Class A	40,015
1,200	GateHouse Media, Inc.	22,272
1,320	Interactive Data Corp.	31,733
1,110	Lee Enterprises, Inc.	34,477
290	Morningstar, Inc. (a)	13,064
620	R.H. Donnelley Corp.	38,893
		180,454
	Metals & Mining — 2.7%
1,600	Commercial Metals Co.	41,280
1,450	Compass Minerals International, Inc.	45,762
		87,042
	Oil, Gas & Consumable Fuels — 1.2%
400	Southwestern Energy Co. (a)	14,020
660	St. Mary Land & Exploration Co.	24,314
		38,334
	Real Estate Investment Trusts (REITs) — 6.3%
300	Alexandria Real Estate Equities, Inc.	30,120
680	EastGroup Properties, Inc.	36,421
520	First Potomac Realty Trust (m)	15,137
1,020	Franklin Street Properties Corp.	21,471
2,430	Lexington Realty Trust	54,481
780	Mid-America Apartment Communities, Inc.	44,647
		202,277
	Real Estate Management & Development — 0.7%
250	Jones Lang LaSalle, Inc.	23,043
	Road & Rail — 1.0%
830	Landstar System, Inc.	31,689
	Semiconductors & Semiconductor Equipment — 2.8%
290	Cymer, Inc. (a)	12,745
760	Microsemi Corp. (a)	14,934
570	Standard Microsystems Corp. (a)	15,949
1,040	Varian Semiconductor Equipment Associates, Inc. (a)	47,341
		90,969
	Software — 3.0%
2,950	Aspen Technology, Inc. (a)	32,509
700	Blackboard, Inc. (a)	21,028
810	MICROS Systems, Inc. (a)	42,687
		96,224
	Specialty Retail — 2.5%
490	Genesco, Inc. (a)	18,277
1,080	Men’s Wearhouse, Inc.	41,321
1,630	New York & Co., Inc. (a)	21,320
		80,918
	Textiles, Apparel & Luxury Goods — 1.1%
380	Columbia Sportswear Co.	21,166
410	Timberland Co., Class A (a)	12,948
		34,114
	Trading Companies & Distributors — 5.6%
1,910	TransDigm Group, Inc. (a)	50,634
1,110	UAP Holding Corp.	27,950
780	Watsco, Inc.	36,785
3,270	Williams Scotsman International, Inc. (a)	64,157
		179,526
	Total Common Stocks (Cost $2,963,811)	3,154,362
Short-Term Investment — 2.5%
	Investment Company — 2.5%
80,485	JPMorgan Prime Money Market Fund (b) (Cost $80,485)	80,485
	Total Investments — 100.7% (Cost $3,044,296)	3,234,847
	Liabilities in Excess of Other Assets — (0.7)%	(20,962)
	NET ASSETS — 100.0%	$3,213,885

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

PORTFOLIO COMPOSITION*
Industrials	21.8%
Financials	19.6
Consumer Discretionary	18.3
Information Technology	10.8
Materials	10.5
Health Care	7.8
Energy	4.1
Utilities	1.9
Telecommunication Services	1.9
Consumer Staples	1.5
Short-Term Investment	2.5

*	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

JPMorgan Insurance Trust Portfolios

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt.

CVA—	Dutch Certification.

For the International Equity Portfolio, the market value and percentage of the investments that are fair valued under the fair valuation policy for international investments as described in Note 2A are $5,283,345 and 96.6% of net assets, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   9

THIS PAGE IS INTENTIONALLY LEFT BLANK

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$5,427,671	$3,192,376	$3,154,362
Investments in affiliates, at value	—	121,049	80,485
Total investment securities, at value	5,427,671	3,313,425	3,234,847
Cash	68,486	173	4,212
Foreign currency, at value	9,537	—	—
Receivables:
Investment securities sold	—	—	11,345
Interest and dividends	6,802	4,710	5,226
From Advisor	13,987	12,826	12,219
Total Assets	5,526,483	3,331,134	3,267,849
LIABILITIES:
Payables:
Investment securities purchased	—	—	7,554
Accrued liabilities:
Distribution fees	1,150	691	685
Custodian and accounting fees	8,598	4,915	5,294
Trustees’ and Officers’ fees	10	6	6
Other	44,694	41,146	40,425
Total Liabilities	54,452	46,758	53,964
Net Assets:	$5,472,031	$3,284,376	$3,213,885
NET ASSETS:
Paid in capital	$4,998,845	$3,021,468	$3,003,813
Accumulated undistributed (distributions in excess of) net investment income	8,808	151	5,770
Accumulated net realized gains (losses)	4,757	45,051	13,751
Net unrealized appreciation (depreciation)	459,621	217,706	190,551
Total Net Assets	$5,472,031	$3,284,376	$3,213,885
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	334,127	201,702	200,871
Net asset value, offering and redemption price per share	$16.38	$16.28	$16.00
Cost of investments	$4,968,152	$3,095,719	$3,044,296
Cost of foreign currency	9,518	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   11

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2006(a)

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
INVESTMENT INCOME:
Dividend income	$27,916	$20,066	$12,303
Dividend income from affiliates (b)	—	1,414	1,093
Foreign taxes withheld	(3,349)	(22)	—
Total investment income	24,567	21,458	13,396

EXPENSES:
Investment advisory fees	9,059	3,626	5,884
Administration fees	1,512	908	906
Distribution fees	3,775	2,266	2,263
Custodian and accounting fees	15,217	8,600	8,777
Professional fees	32,218	27,232	27,305
Trustees’ and Officers’ fees	23	14	14
Printing and mailing costs	11,229	11,296	11,282
Transfer agent fees	1,070	1,095	1,095
Other	1,509	1,540	1,538
Total expenses	75,612	56,577	59,064
Less amounts waived	(10,571)	(4,534)	(6,790)
Less earnings credits	—	(729)	(727)
Less expense reimbursements	(45,715)	(41,977)	(39,960)
Net expenses	19,326	9,337	11,587
Net investment income (loss)	5,241	12,121	1,809

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	6,366	54,499	21,475
Foreign currency transactions	753	—	—
Net realized gain (loss)	7,119	54,499	21,475
Change in net unrealized appreciation (depreciation) of:
Investments	459,519	217,706	190,551
Foreign currency translations	102	—	—
Change in net unrealized appreciation (depreciation)	459,621	217,706	190,551
Net realized/unrealized gains (losses)	466,740	272,205	212,026
Change in net assets resulting from operations	$471,981	$284,326	$213,835

(a)	Commencement of operations was September 15, 2006.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
	Period Ended 12/31/2006	Period Ended 12/31/2006	Period Ended 12/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,241	$12,121	$1,809
Net realized gain (loss)	7,119	54,499	21,475
Change in net unrealized appreciation (depreciation)	459,621	217,706	190,551
Change in net assets resulting from operations	471,981	284,326	213,835

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,207)	(18,166)	(6,161)
From net realized gains	(1,610)	(9,448)	(7,724)
Total distributions to shareholders	(12,817)	(27,614)	(13,885)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,000,050	3,000,050	3,000,050
Dividends reinvested	12,817	27,614	13,885
Change in net assets from capital transactions	5,012,867	3,027,664	3,013,935

NET ASSETS:
Change in net assets	5,472,031	3,284,376	3,213,885
Beginning of period	—	—	—
End of period	$5,472,031	$3,284,376	$3,213,885
Accumulated undistributed (distributions in excess of) net investment income	$8,808	$151	$5,770

SHARE TRANSACTIONS:
Issued	333,337	200,003	200,003
Reinvested	790	1,699	868
Change in shares	334,127	201,702	200,871

(a)	Commencement of operations was September 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
September 15, 2006(d) through December 31, 2006	$15.00	$0.02	$1.40	$1.42	$(0.03)	$(0.01)	$(0.04)

Large Cap Value Portfolio
September 15, 2006(d) through December 31, 2006	15.00	0.06	1.36	1.42	(0.09)	(0.05)	(0.14)

Small Cap Equity Portfolio
September 15, 2006(d) through December 31, 2006	15.00	0.01	1.06	1.07	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

(f)	Incurred a gain from an investment transaction error. Without this gain, the total return would have been 6.93%.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 16.38	9.46%		$5,472	1.28%	0.35%	5.00	%(e)	3%

16.28	9.46		3,284	1.03	1.34	6.24	(e)	24

16.00	7.13	(f)	3,214	1.28	0.20	6.52	(e)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following are three separate portfolios of the Trust (collectively, the “Portfolios”) covered by this report:

Classes Offered
International Equity Portfolio	Class 2
Large Cap Value Portfolio	Class 2
Small Cap Equity Portfolio	Class 2

The Portfolios commenced operations on September 15, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolios.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolios apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolios’ advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. Foreign Currency Translation — The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Equity Portfolio are presented at the foreign exchange rates and market values at the close of the period, the International Equity Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Equity Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

C. Forward Foreign Currency Exchange Contracts — The International Equity Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the International Equity Portfolio’s exposure to foreign currency exchange fluctuations. The International Equity Portfolio may also enter into forward foreign currency exchange contracts to generate gains to the International Equity Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the International Equity Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the International Equity Portfolio’s basis in the contract. The International Equity Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2006, the International Equity Portfolio did not have any outstanding forward foreign currency exchange contracts.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolios first learn of the dividend.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. Each Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolios are also segregated portfolios of assets for insurance purposes and intend to comply with the diversification requirements of Subchapter L of the Code.

G. Foreign Taxes — The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-capital	Accumulated Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Equity Portfolio	$(14,022)	$14,774	$(752)
Large Cap Value Portfolio	(6,196)	6,196	—
Small Cap Equity Portfolio	(10,122)	10,122	—

The reclassifications for the Portfolios relate primarily to differences in character for tax purposes of non-deductible offering costs, 12b-1 fees and foreign currency gains and losses (for International Equity Portfolio).

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee —Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolios. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio’s respective average daily net assets. The annual fee rate for each Portfolio is as follows:

International Equity Portfolio	0.60%
Large Cap Value Portfolio	0.40
Small Cap Equity Portfolio	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolios may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolios in an amount sufficient to offset any doubling up of these fees related to the Portfolios’ investment in an affiliated money market fund to the extent required by law.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the period ended are as follows:

Large Cap Value Portfolio	$34
Small Cap Equity Portfolio	26

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolios’ shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolios in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Portfolio shall pay distribution fees, including payments to the Distributor, at annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolios, provides portfolio custody and accounting services for the Portfolios. The amounts paid directly to JPMCB by the Portfolios for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolios, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolios to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolios’ respective average daily net assets as shown in the table below:

International Equity Portfolio	1.28%
Large Cap Value Portfolio	1.03
Small Cap Equity Portfolio	1.28

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

The contractual expense limitation agreements were in effect for the period ended December 31, 2006. The expense limitation percentages above are in place until at least August 15, 2007 for each Portfolio.

For the period ended December 31, 2006, the Portfolios’ service providers waived fees and/or reimbursed expenses for each of the Portfolios as follows. None of these parties expect the Portfolios to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
International Equity Portfolio	$9,059	$1,512	$10,571	$45,715
Large Cap Value Portfolio	3,626	908	4,534	41,977
Small Cap Equity Portfolio	5,884	906	6,790	39,960

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolios for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with Federal securities regulations. The Portfolios, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolios may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolios may use related party broker/dealers. For the period ended December 31, 2006, the Portfolios did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolios to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

During the period ended December 31, 2006, the Advisor purchased and sold a security within Small Cap Equity Portfolio which did not comply with NASD Rule 2790. This transaction resulted in a gain of $5,034 to the Small Cap Equity Portfolio.

4. Investment Transactions

During the period ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Equity Portfolio	$5,093,284	$131,499
Large Cap Value Portfolio	3,654,886	734,716
Small Cap Equity Portfolio	3,125,058	181,323

During the period ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity Portfolio	$4,968,152	$507,625	$48,106	$459,519
Large Cap Value Portfolio	3,096,078	236,292	18,945	217,347
Small Cap Equity Portfolio	3,044,296	267,263	76,712	190,551

For the Large Cap Value Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The tax character of distributions paid during the period ended December 31, 2006 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
International Equity Portfolio	$12,817	$—	$12,817
Large Cap Value Portfolio	27,614	—	27,614
Small Cap Equity Portfolio	13,597	288	13,885

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gains or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Equity Portfolio	$13,567	$—	$459,621
Large Cap Value Portfolio	45,565	—	217,347
Small Cap Equity Portfolio	19,193	333	190,551

For all of the Portfolios, the cumulative timing differences primarily consist of deferred compensation and wash sale loss deferrals (Large Cap Value Portfolio).

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolios. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolios had no borrowings outstanding at December 31, 2006, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

The International Equity Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the International Equity Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2006, substantially all of the International Equity Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2006, International Equity Portfolio invested approximately 21.6% and 24.8% of its portfolio in issuers in Japan and the United Kingdom, respectively.

From time to time, the Portfolios may have a concentration of several shareholders, some of which may be related parties, holding a significant percentage of shares outstanding. Investment activity of these shareholders could have a material impact on the Portfolios.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Large Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio (each a portfolio of JPMorgan Insurance Trust and hereafter referred to as the “Portfolios”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 15, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolios’ Statement of Additional Information includes additional information about the Portfolios’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolios	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Portfolios	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolios, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolios are a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolios at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 2	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1, 2006 to December 31, 2006	Annualized Expense Ratio
International Equity Portfolio
Actual*	$1,000.00	$1,094.60	$3.97	1.28%
Hypothetical**	1,000.00	1,018.75	6.51	1.28

Large Cap Value Portfolio
Actual*	1,000.00	1,094.60	3.19	1.03
Hypothetical**	1,000.00	1,020.01	5.24	1.03

Small Cap Equity Portfolio
Actual*	1,000.00	1,071.30	3.92	1.28
Hypothetical**	1,000.00	1,018.75	6.51	1.28

*	Expenses are equal to the Portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the actual period).

**	Expenses are equal to the Portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the Portfolios is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

For the fiscal year ended December 31, 2006, the International Equity Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are $27,011 and $2,432, respectively.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2006:

Dividend Received Deduction
Large Cap Value Portfolio	27.28%
Small Cap Equity Portfolio	32.63

Long Term Capital Gain Designation — 15%

The following Portfolio hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006:

15% Long-Term Capital Gain Distribution
Small Cap Equity Portfolio	$288

DECEMBER 31, 2006        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to the Advisor. A copy of the Portfolios’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolios’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-JPMIT3-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2006 – $426,100
2005 – $282,269

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2006 – $60,560
2005 – $54,150

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2006 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2006 – 100%

2005 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 1, 2007

EXHIBIT (B)(1)

CERTIFICATIONS

I, George C.W. Gatch, certify that:

1.	I have reviewed this report on Form N-CSR of the JPMorgan Insurance Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 1, 2007

/s/__________________________________

George C.W. Gatch

President and Principal Executive Officer

CERTIFICATIONS

I, Stephanie J. Dorsey, certify that:

1.	I have reviewed this report on Form N-CSR of the JPMorgan Insurance Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 1, 2007

/s/__________________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Insurance Trust (the “Registrant”).

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Insurance Trust (the “Registrant”).

I, Stephanie J. Dorsey, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/__________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 1, 2007

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.